UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.   )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under Rule 14a-12

Stewart Information Services Corporation

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
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STEWART INFORMATION SERVICES CORPORATION
1360 Post Oak Boulevard, Suite 100
Houston, Texas 77056
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 4, 2020
Notice is hereby given that Stewart Information Services Corporation, a Delaware corporation, will hold its 2020 Annual Meeting on Thursday, June 4, 2020, at 8:30 a.m., CDT. In light of the novel coronavirus outbreak (COVID-19) and governmental decrees that in-person gatherings be postponed or cancelled, and to support the health and well-being of our employees, stockholders and Board of Directors, this year’s Annual Meeting will be a completely virtual meeting of stockholders, conducted solely via live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions during the meeting by visiting www.meetingcenter.io/273896094 and using the 15-digit control number provided on your Notice of Internet Availability of Proxy Materials (the “Notice”) or proxy card which are being delivered (by postal service or e-mail) to you on or around April 24, 2020. The password for the meeting is STC2020. There is no physical location for the Annual Meeting. We are utilizing the latest technology to provide safe access for our stockholders. Hosting a virtual meeting will enable greater stockholder attendance and participation from any location. Details regarding how to participate in the meeting online and the business to be conducted at the Annual Meeting are more fully described in the accompanying proxy statement. This meeting is being held for the following purposes:
(1)
To elect nine directors to the Stewart Information Services Corporation Board of Directors;

(2)
To approve an advisory resolution regarding the compensation of Stewart Information Services Corporation’s named executive officers;

(3)
To ratify the appointment of KPMG LLP as Stewart Information Services Corporation’s independent auditors for 2020;

(4)
To approve the Stewart Information Services Corporation 2020 Incentive Plan;

(5)
To approve the Stewart Information Services Corporation 2020 Employee Stock Purchase Plan; and

(6)
To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

In addition to the foregoing, the Annual Meeting will include the transaction of such other business as may properly come before the Annual Meeting, or any adjournment(s), continuation(s), rescheduling(s) or postponement(s) thereof.
The holders of record of Stewart’s Common Stock at the close of business on April 8, 2020, will be entitled to vote at the Annual Meeting.
This year we are taking advantage of Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. As a result, on or around April 24, 2020, we are delivering (by postal service or e-mail) to most of our stockholders the Notice instead of a paper copy of our proxy materials, which include the Notice of Annual Meeting, our Proxy Statement, our 2019 Annual Report and a proxy card or voting instruction form. The Notice contains instructions on how to access those documents on the Internet and how to cast your vote via the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials. All stockholders who do not receive the Notice will receive a paper copy of the proxy materials by postal service or by e-mail. If you receive a paper copy of our proxy materials, you can cast your vote by completing the enclosed proxy card and returning it in the postage-prepaid envelope provided, or by utilizing the telephone or Internet voting systems. Returning a signed proxy card or submitting a proxy over the Internet or by telephone will not affect your right to vote at the virtual Annual Meeting. Please submit your proxy promptly to avoid the expense of additional proxy solicitation.
By Order of the Board of Directors,
April 24, 2020	David Hisey Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDERS’ MEETING TO BE HELD JUNE 4, 2020
The proxy statement for the 2020 Annual Meeting and our Annual Report on Form 10-K for
the fiscal year ended December 31, 2019 are available free of charge at:
For registered holders: www.envisionreports.com/STC
For beneficial holders: www.edocumentview.com/STC.
IMPORTANT
You are cordially invited to attend the 2020 Annual Meeting via live webcast. YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the virtual Annual Meeting, please vote as soon as possible. As an alternative to voting at the 2020 Annual Meeting, you may vote via the internet, by telephone or, if you receive a paper proxy card in the mail, by mailing a completed proxy card. For detailed information regarding voting instructions, please refer to the section entitled “How You Can Vote” on page 3 of the proxy statement. You may revoke a previously delivered proxy at any time prior to the 2020 Annual Meeting. If you are a registered holder and decide to attend the 2020 Annual Meeting and wish to change your proxy vote, you may do so automatically by voting at the 2020 Annual Meeting.

i

STEWART INFORMATION SERVICES CORPORATION
1360 Post Oak Boulevard, Suite 100,
Houston, Texas 77056
(713) 625-8100
PROXY STATEMENT FOR THE ANNUAL
MEETING OF STOCKHOLDERS
To Be Held June 4, 2020
Except as otherwise specifically noted, the “Company,” “SISCO,” “Stewart,” “we,” “our,” “us,” and similar words in this proxy statement refer to Stewart Information Services Corporation.
Stewart Information Services Corporation is furnishing this proxy statement to our stockholders in connection with the solicitation by our board of directors (the “Board” or the “Board of Directors”) of proxies for the 2020 annual meeting of stockholders we are holding on Thursday, June 4, 2020, at 8:30 a.m., CDT (the “2020 Annual Meeting”), or for any adjournment(s) of that meeting. The 2020 Annual Meeting will be held solely virtually via live webcast at www.meetingcenter.io/273896094.
As permitted by the Securities and Exchange Commission (“SEC”), we are providing most of our stockholders with access to our proxy materials over the Internet rather than in paper form. Accordingly, on or about April 24, 2020, we will deliver (by postal service or e-mail) to most stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access the proxy materials over the Internet and mail printed copies of the proxy materials to the rest of our stockholders. If you receive the Notice by mail, you will not receive a printed copy of the proxy materials by postal delivery. Instead, the Notice instructs you on how to access and review all of the important information contained in this proxy statement and our 2019 Annual Report to Stockholders. The Notice also instructs you on how to submit your proxy via the Internet. If you receive the Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Notice.
Record Date; Voting Rights and Outstanding Shares
At the close of business on April 8, 2020 (the “Record Date”), 23,825,708 shares of our Common Stock were outstanding and entitled to vote, and only the holders of record on the Record Date may vote at the 2020 Annual Meeting. A quorum will exist if a majority of the holders of Common Stock issued and outstanding and entitled to vote, are present in person or represented by proxy. We will count the shares held by each stockholder who is present in person or represented by proxy at the meeting to determine the presence of a quorum at the meeting. Virtual attendance at our 2020 Annual Meeting constitutes presence in person for purposes of quorum at the 2020 Annual Meeting.
Each holder of our Common Stock will be entitled to cast one vote per share for or against each of the director nominees.
Unless there are director nominees other than those nominated by the Board of Directors, a director nominee will be elected as a director if the votes cast for his or her election exceed votes cast against his or her election. In this case, any director nominee who does not receive a majority of votes cast “for” his or her election would be required to tender his or her resignation following the failure to receive the required vote. Pursuant to the Company’s By-Laws, if the Secretary of the Company determines that the number of director nominees exceeds the number of directors to be elected as of the date seven days prior to the scheduled mail date of the proxy statement, a plurality voting standard will apply and a director nominee receiving a plurality of votes cast will be elected as a director. For the purpose of electing directors, broker non-votes and abstentions are not treated as a vote cast affirmatively or negatively, and therefore will not affect the outcome of the election of directors. Both abstentions and broker non-votes are counted for purposes of determining the presence of a quorum. If your properly executed proxy does not specify how you want your shares voted the shares represented by your proxy will be voted “FOR” each of the director nominees.
Our stockholders will vote on the approval of the advisory resolution regarding the compensation of our named executive officers. Approval of this proposal requires the affirmative vote of the majority of the shares voted at the 2020 Annual Meeting. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner. Broker non-votes will not be counted. Abstentions, which will be counted as shares present for purposes of determining a quorum, will not be considered in determining the results of the voting for this proposal. Your shares will be voted as you specify on your proxy. If your properly executed proxy does not specify how you want your shares voted, the shares represented by your proxy will be voted “FOR” the approval of this proposal.
Our stockholders will vote on the ratification of the appointment of KPMG LLP as our independent auditors for 2020. The ratification of this proposal requires the affirmative vote of a majority of the shares voted at the 2020 Annual Meeting. Under New York Stock Exchange (“NYSE”) rules, the approval of our independent auditors is considered a routine matter, which means that brokerage firms may vote in their discretion on this proposal if the beneficial owners do not provide the brokerage firms with voting instructions. Abstentions, which will be counted as shares present for purposes of determining a quorum, will not be considered in determining the results of the voting for this proposal. Your shares will be voted as you specify on your proxy. If your properly executed proxy does not specify how you want your shares voted, the shares represented by your proxy will be voted “FOR” the approval of this proposal.
Our stockholders will vote on the approval of the Stewart Information Services Corporation 2020 Incentive Plan (“Incentive Plan”). A summary of the key terms of the Incentive Plan is provided in Proposal 4 on page 55 If your properly executed proxy does not specify how you want your shares voted, the shares represented by your proxy will be voted “FOR” the approval of this proposal.
Our stockholders will vote on the approval of the Stewart Information Services Corporation 2020 Employee Stock Purchase Plan (“ESPP”). A summary of the key terms of the ESPP is provided in Proposal 5 on page 62 If your properly executed proxy does not specify how you want your shares voted, the shares represented by your proxy will be voted “FOR” the approval of this proposal.
With respect to all of the Proposals described above, if you hold your shares through the Company’s 401K Plan, and you do not timely vote, the trustee for the 401K Plan will vote the shares allocated to you in the same proportion as the shares that are voted by all other participants under the 401K Plan.
Whether or not you plan to attend the 2020 Annual Meeting, and whatever the number of shares you own, if you received proxy materials by mail please complete, sign, date and promptly return the enclosed proxy card. Please use the accompanying envelope, which requires no postage if mailed in the United States. You may also vote your shares by telephone or internet by following the instructions on the enclosed proxy card. Please note, however, that if you wish to vote in person at the 2020 Annual Meeting and your shares are held of record by a broker, bank or other nominee, you must obtain a “legal” proxy issued in your name from that record holder.
If a proxy is duly granted and returned over the Internet, by telephone or by mailing a proxy card in the accompanying form, the shares represented by the proxy will be voted as directed. Unless you specify otherwise, the shares represented by your proxy will be voted (i) for the nine Board of Directors’ nominees listed therein, (ii) for the approval of the advisory resolution regarding the compensation of Stewart Information Services Corporation’s named executive officers, (iii) for the ratification of KPMG LLP as Stewart Information Services Corporation’s independent auditors for 2020, (iv) for the approval of the Stewart Information Services Corporation 2020 Incentive Plan, and (v) for the approval of the Stewart Information Services Corporation 2020 Employee Stock Purchase Plan.
Recommendation of the Board of Directors
The Board of Directors recommends that you vote:
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FOR the nine nominees for director (Proposal 1),

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FOR the approval of the advisory resolution regarding the compensation of Stewart Information Services Corporation’s named executive officers (Proposal 2),

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FOR the ratification of KPMG LLP as Stewart Information Services Corporation’s independent auditors for 2020 (Proposal 3),

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FOR the approval of the Stewart Information Services Corporation 2020 Incentive Plan (Proposal 4), and,

•
FOR the approval of the Stewart Information Services Corporation 2020 Employee Stock Purchase Plan (Proposal 5).

Revocation of Proxies
You may revoke or change a previously delivered proxy at any time prior to its exercise at the 2020 Annual Meeting by the following methods:
•
if you voted by Internet or telephone, by subsequent voting via the Internet or by telephone;

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by voting your shares electronically during the live webcast of the 2020 Annual Meeting by using the “Cast Your Vote” link on the meeting site;

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if you have instructed a broker, bank or other nominee to vote your shares, by following the directions received from your broker, bank or other nominee to change those instructions; or

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mailing your request to our Secretary at Stewart Information Services Corporation, 1360 Post Oak Boulevard, Suite 100, Houston, Texas 77056, specifying such revocation, so that it is received not later than 4:00 p.m. CDT, on June 3, 2020.

How You Can Vote
You may vote by attending the 2020 Annual Meeting which is being held virtually and voting at the virtual meeting or you may vote by submitting a proxy. If you are the record holder of your stock, you may vote by submitting your proxy via the Internet, by telephone or through the mail.
To vote via the Internet, follow the instructions on the Notice or go to the Internet address stated on your proxy card. To vote by telephone, call the number on your proxy card. If you receive only the Notice, you may follow the procedures outlined in the Notice, which contains instructions on how to vote via the Internet or by telephone or receive a paper proxy card to vote by mail.
As an alternative to voting by telephone or via the Internet, you may vote by mail. If you receive only the Notice, you may follow the procedures outlined in the Notice to request a paper proxy card to submit your vote by mail. If you receive a paper copy of the proxy materials and wish to vote by mail, simply mark your proxy card, date and sign it and return it in the postage-prepaid envelope.
If you hold your shares of our Common Stock in street name you will receive the Notice from your broker, bank or other nominee that includes instructions on how to vote your shares. Your broker, bank or other nominee will allow you to deliver your voting instructions via the Internet and may also permit you to submit your voting instructions by telephone. In addition, you may request paper copies of this proxy statement and proxy card by following the instructions on the Notice provided by your broker, bank or other nominee.
Stockholders who submit a proxy via the Internet should be aware that they may incur costs to access the Internet, such as usage charges from telephone companies or Internet service providers and that these costs must be borne by such stockholders. Stockholders who submit a proxy via the Internet or by telephone need not return a proxy card or the form forwarded by your broker, bank or other nominee by mail.
Attending the 2020 Annual Meeting
In light of the novel coronavirus outbreak (COVID-19) and governmental decrees that in-person gatherings be postponed or cancelled, and to support the health and well-being of our employees, stockholders and Board of Directors, the 2020 Annual Meeting will be a completely virtual meeting of stockholders, conducted solely via live webcast at www.meetingcenter.io/273896094. You are entitled to participate in the 2020 Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the 2020 Annual Meeting. No physical meeting will be held.

You will be able to attend the 2020 Annual Meeting online and submit your questions during the meeting by visiting www.meetingcenter.io/273896094. You also will be able to vote your shares online by attending the 2020 Annual Meeting by webcast. The password for the meeting is STC2020. If you encounter technical difficulties accessing the virtual annual meeting, please go to https://support.vevent.com/ for common issues and questions.
To participate in the 2020 Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. You may also visit www.envisionreports.com/STC and use the 15-digit control number provided on your Notice or proxy card which were mailed to you on or around April 24, 2020 to access additional information.
If you were a beneficial holder of record of our Common Stock as of the Record Date (i.e., you hold your shares in “street name” through an intermediary, such as a bank or broker), you must register in advance to virtually attend the 2020 Annual Meeting. To register, you must obtain a legal proxy, executed in your favor, from the holder of record and submit proof of your legal proxy reflecting the number of shares of our Common stock you held as of the Record Date, along with your name and email address, to Computershare. Please forward the email from your broker, or attach an image of your legal proxy to legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 1, 2020. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to www.meetingcenter.io/273896094 and enter your 15-digit control number and the meeting password, STC2020.
The online meeting will begin promptly at 8:30 a.m., CDT. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.
During the meeting, registered holders will be able to submit questions by logging into the virtual platform at www.meetingcenter.io/273896094 and following the instructions within.
Questions pertinent to meeting matters will be answered during the 2020 Annual Meeting. The 2020 Annual Meeting is not to be used as a forum to present personal matters, or general economic, political or other views that are not directly related to the business of Stewart and the matters properly before the 2020 Annual Meeting, and therefore questions on such matters will not be answered.
In accordance with our bylaws, a complete list of stockholders entitled to vote at the 2020 Annual Meeting will be available for inspection by stockholders at our offices during normal business hours, during the 10 days prior to the 2020 Annual Meeting as well as during the 2020 Annual Meeting at www.envisionreports.com/STC.
Registering to Attend the 2020 Annual Meeting
If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the 2020 Annual Meeting virtually on the Internet. Please follow the instructions on the Notice or proxy card that you received.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the 2020 Annual Meeting virtually on the Internet.
To register to attend the 2020 Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Stewart holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 1, 2020.
You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:
By email:
Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com
By mail*:
Computershare
Stewart Information Services Corporation Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001
*As stated above, you must include your email address in your request
Cost of Solicitation
We will bear the cost of the solicitation of our proxies. In addition to mail and e-mail, proxies may be solicited personally, via the Internet or by telephone or facsimile, or by a few of our regular employees and officers without additional compensation and by certain officers or employees of Innisfree M&A Incorporated (“Innisfree”). We have hired Innisfree, 501 Madison Avenue, 20th Floor, New York, NY 10022 to assist us in the solicitation of proxies for a fee of  $8,000 plus out-of-pocket expenses.
Questions
If you have any questions or need assistance in voting your shares, please call Innisfree at 888-750-5834.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 8, 2020, for:
• each stockholder known by us to be the beneficial owner of more than 5% of our common stock;
• each of our directors and director nominees;
• each of our named executive officers; and
• all of our current directors and executive officers as a group.
We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission (SEC). Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the following table have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.
Applicable percentage ownership is based on 23,825,708 shares of common stock outstanding at April 8, 2020. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options, or restricted stock units (RSUs) held by that person that are currently exercisable or releasable or that will become exercisable or releasable within 60 days of April 8, 2020. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the following table is c/o Stewart Information Services Corporation, 1360 Post Oak Boulevard, Suite 100, Houston, Texas 77056.
Beneficial Owner	Class	Amount and Nature of Beneficial Ownership(1)	Percent of Class
5% Stockholders
BlackRock, Inc 55 East 52nd Street New York, New York 10055	Common Stock	3,469,684(2)	14.56
Dimensional Fund Advisors LP Palisades West, Building One 6300 Bee Cave Road Austin, Texas 78746	Common Stock	1,932,558(3)	8.11
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	Common Stock	1,546,835(4)	6.49
Victory Capital 4900 Tiedeman Rd. 4th Floor Brooklyn, OH 44144	Common Stock	1,809,976(5)	7.60
Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94163	Common Stock	1,331,123(6)	5.59

Beneficial Owner	Class	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Named Executive Officers, Directors and Nominees
Frederick H. Eppinger†◦	Common Stock	59,441(7)	*
David C. Hisey	Common Stock	25,088(8)	*
John L. Killea	Common Stock	22,206(9)	*
Steven M. Lessack	Common Stock	1,198(10)	*
Matthew Morris†◦	Common Stock	326,967(11)	1.37
Thomas G. Apel†◦	Common Stock	32,625(12)	*
C. Allen Bradley, Jr.†◦	Common Stock	6,077(13)	*
Glenn C. Christenson◦	Common Stock	32,425(14)	*
William S. Corey, Jr.†	Common Stock	−	*
Deborah J. Matz†	Common Stock	−	*
Robert L. Clarke†◦	Common Stock	55,745(15)	*
Karen Pallotta†◦	Common Stock	639(16)	*
Manuel Sánchez†◦	Common Stock	639(17)	*
All executive officers and directors as a group (13 persons)	Common Stock	563,050	2.36

*
Less than 1%.

†
Director nominee

◦
Current director

(1)
Unless otherwise indicated, the beneficial owner has sole voting and dispositive power with respect to all shares indicated.

(2)
BlackRock, Inc. reported sole voting power with respect to 3,412,819 of such shares and sole dispositive power with respect to 3,469,684 shares in its report on Schedule 13G/A filed February 4, 2020.

(3)
Dimensional Fund Advisors LP reported sole voting power with respect to 1,842,224 of such shares and sole dispositive power with respect to 1,923,558 shares in its report on Schedule 13G filed February 12, 2020. Dimensional Fund Advisors LP is an investment adviser registered under Section 203 of the Investment Advisors Act of 1940 and disclaims beneficial ownership of all securities reported in such Schedule 13G.

(4)
The Vanguard Group reported sole voting power with respect to 23,654 of such shares, shared voting power with respect to 4,664 shares, sole dispositive power with respect to 1,522,465 shares, and shared dispositive power with respect to 24,370 shares in its report on Schedule 13G/A filed February 12, 2020.

(5)
Victory Capital reported sole voting power with respect to 1,782,385 of such shares, and sole dispositive power with respect to 1,809,976 shares in its report on Schedule 13G filed January 31, 2020.

(6)
Wells Fargo & Company reported sole voting power with respect to 30,319 of such shares, and sole dispositive power with respect to 30,319 shares, and shared dispositive power with respect to 1,300,804 shares in its report on Schedule 13G filed February 4, 2020.

(7)
Includes 2,572 shares of restricted stock. The amount shown does not include 34,046 unvested restricted stock units as of April 24, 2020, and 143,437 shares subject to stock options.

(8)
Includes 17,553 shares of restricted stock. The amount shown does not include 44,754 unvested restricted stock units as of April 24, 2020, and 71,250 shares subject to stock options.

(9)
The amount shown does not include 35,055 unvested restricted stock units as of April 24, 2020, and 35,625 shares subject to stock options.

(10)
The amount shown does not include 2,967 unvested restricted stock units as of April 24, 2020, 22,125 shares subject to stock options, and 635 shares held indirectly by spouse through the Company’s 401K plan.

(11)
The amount shown does not include 26,367 unvested restricted stock units as of April 24, 2020.

(12)
The amount shown includes 1,456 shares of restricted stock.

(13)
The amount shown includes 1,456 shares of restricted stock.

(14)
The amount shown includes 1,456 shares of restricted stock. Mr. Christenson indirectly owns the remainder of the reported shares through the Christenson Family Trust. Mr. Christenson will not stand for re-election at the 2020 Annual Meeting.

(15)
The amount shown includes 2,572 shares of restricted stock.

(16)
All reported shares are restricted.

(17)
All reported shares are restricted.

Delinquent Section 16(a) Reports
Each of our directors and certain officers are required to report to the U.S. Securities and Exchange Commission (the “SEC”), by a specified date, his or her transactions related to our Common Stock. Based solely on a review of the copies of reports furnished to us or written representations that no other reports were required, we believe that all filing requirements applicable to our executive officers, directors and greater-than 10% beneficial owners were met during 2019, except as follows: Mr. Eppinger and Mr. Lessack each failed to timely file one report covering one transaction.

PROPOSAL NO. 1

ELECTION OF DIRECTORS
At our 2020 Annual Meeting, our stockholders will elect nine directors, constituting the entire Board of Directors. The Chairman of the Board is elected by the Board of Directors following the annual meeting of stockholders.
Director Nominees
The following persons have been nominated by the Board of Directors for election as directors by our stockholders. The persons named in your proxy intend to vote the proxy for the election of each of these nominees, unless you specify otherwise. Although we do not believe that any of these nominees will become unavailable, if one or more should become unavailable before the 2020 Annual Meeting, your proxy will be voted for another nominee, or other nominees, selected by our Board of Directors. Glenn C. Christenson, who currently serves on the Board of Directors, will not stand for re-election upon the expiration of his term at the Annual Meeting. Mr. Christenson’s decision not to stand for reelection is not a result of any disagreement with other Board members or with our management. Mr. Christenson has served on our Board since May 2014 and we wish to thank him for his years of service.
Nominee	Age	Position	Since
Thomas G. Apel	58	Director and Chairman	2009
Robert L. Clarke	77	Director	2004
William S. Corey, Jr.(1)	60	Director	—
C. Allen Bradley, Jr.	68	Director	2016
Frederick H. Eppinger, Jr.	61	Director and Chief Executive Officer	2016
Deborah J. Matz	69	Director	—
Matthew W. Morris	48	Director	2016
Karen R. Pallotta	56	Director	2019
Manuel Sánchez	54	Director	2019

(1)
If elected at the Annual Meeting, Mr. Corey would begin his service as a director effective July 1, 2020.

Each of Messrs. Apel, Clarke, Morris, Bradley and Eppinger was elected as a director at our 2019 annual meeting of stockholders. Ms. Pallotta and Mr. Sánchez were appointed to the Board on December 12, 2019, upon the retirement of Arnaud Ajdler and James Chadwick. Mr. Corey and Ms. Matz are the only nominees for director proposed to be elected at the Annual Meeting who are not currently serving as a director of the Company. They were each recommended by management and nominated by the full Board of Directors.
Mr. Thomas G. Apel is the Chairman of the Board of Directors. He is Chief Executive Officer (“CEO”) of Adfitech, Inc., an outsource service provider to the mortgage industry located in Edmond, Oklahoma. Until December of 2019, he also served as a research affiliate with the Massachusetts Institute of Technology (MIT), focused on business model taxonomy, corporate board effectiveness and IT portfolio strategies. From 2006 until January 1, 2013, Mr. Apel was President of Intrepid Ideas Inc., a product development, technology evaluation, and business strategy-consulting firm for financial services and real estate finance companies. Additionally, from 2006 to September 2009, Mr. Apel served as Chairman of Adfitech, Inc.
Prior to 2006, he served as President and CEO of Centex Title and Ancillary Services, and was responsible for management, strategy development and implementation of a highly profitable business unit containing national title, escrow, title insurance and property and casualty insurance operations. His background also includes extensive experience in mortgage lending and related real estate lending operations.

Qualifications:   Mr. Apel has significant knowledge and experience in the mortgage, title, insurance and technology industries, as well as in corporate management, strategy, finance and start-up businesses. His familiarity with mortgage and other real estate lending provides a useful perspective on one of the Company’s essential customer segments.
Mr. C. Allen Bradley, Jr. served as executive chairman of Amerisafe, Inc. from 2005 to 2016. He served at Amerisafe as CEO from 2003 to 2015, president from 2002 to 2008, and Executive Vice President from 2000 to 2002. Mr. Bradley was Amerisafe’s Executive Vice President and General Counsel from 1996 to 2000. As Executive Vice President-Operations from 1994 to 1996, he managed operations for Mor-Tem Systems, Inc.
Mr. Bradley practiced law in Louisiana from 1976 to 1994 and was elected to the Louisiana House of Representatives, where he served as a state representative from 1984 to 1992. He also served on the board of the National Council on Compensation Insurance, Inc. from 2012 to 2016, and is a past board member of Amerisafe, Inc. He earned his Bachelor of Arts at Southeastern Louisiana University. He was awarded his Juris Doctor degree from Louisiana State University. Mr. Bradley formerly served as a member of the Board of Directors and the Audit Committee of Tiberius Acquisition Corporation (a special purpose acquisition company) and on the Board of Directors, Audit, Nominating and Corporate Governance, and Compensation Committees of Acacia Research Corporation (NASDAQ: ACTG).
Qualifications:   Having served for over 24 years in corporate leadership positions, Mr. Bradley has extensive financial, legal, and operational expertise. Given his comprehensive knowledge of the insurance industry and appreciation of the title space, his contributions and insights bring substantial value to the Company.
Mr. Robert L. Clarke serves as Chair of the Audit Committee. He is Of Counsel to Bracewell LLP, where he founded the law firm’s national and international financial services practice. Mr. Clarke was appointed U.S. Comptroller of the Currency by President Ronald Reagan in 1985 and served until 1992 under Presidents Reagan and George H. W. Bush. He has extensive experience in bank ownership and operations, and expert knowledge of banking laws, regulations, and supervision, both in the U.S. and internationally.
Mr. Clarke has served as a consultant to the World Bank, as senior advisor to the President of the National Bank of Poland and as a Director of the Dubai Financial Services Authority. Mr. Clarke has previously served as an Advisory Director of Mutual of Omaha Bank, a director and member of the Audit and Nominating and Corporate Governance Committees of the board of directors of Eagle Materials Inc., a NYSE-listed manufacturer of building materials (1994 – 2016), and as Chair of the Risk Committee and member of the Audit Committee of Mutual of Omaha Insurance Company (2006 – 2016). Mr. Clarke is a Trustee Emeritus of Rice University from which he received its Distinguished Alumnus and Gold Medal awards and continues to serve as a member of its Audit and Public Affairs Committees. Additionally, Mr. Clarke is a Trustee and Treasurer of the Santa Fe Chamber Music Festival and a Trustee of its supporting Foundation, an Advisory Trustee of the Museum of New Mexico Foundation, and a Trustee of the Financial Services Volunteer Corps. He received a Bachelor of Arts in economics from Rice University, and an LL.B. from Harvard Law School.
Qualifications:   Mr. Clarke is a veteran attorney and banking professional with extensive experience in legal, regulatory, and corporate governance matters. His tenure in the U.S. government, along with his in-depth knowledge of banking and finance, provide valued expertise to the Company.
William S. Corey, Jr. has served as an Audit, Senior Relationship and National Pursuit Team Partner for PricewaterhouseCoopers LLP (“PwC”) from 2002 to present. He led the audit practice and served as office managing partner for PwC’s Baltimore office for over 11 years. He also serves on the LP Advisory Committee for Squadra Ventures, a venture capital and private equity firm located in Baltimore, Maryland. Mr. Corey is currently on the Board of Directors of the Port Discovery Children’s Museum, and is a member of the Board of Advisors of the James Madison University College of Business.
Mr. Corey has over 37 years of experience in public accounting and has extensive experience in auditing SEC registrants, financial reporting, complex accounting, and internal controls evaluation. Prior to his current position, he served as an audit partner at Arthur Andersen LLP from 1995 to 2002, and served in other roles in its Audit Practice from 1982 to 1995. Mr. Corey graduated with honors from James Madison University with a B.B.A. in accounting and finance and a minor in economics in 1982.
Qualifications:   For over 37 years, Mr. Corey has audited public and large private companies, and advised boards of directors and audit committees on financial reporting, internal controls, internal and external investigations, disaster recovery, regulatory reviews and cyber-attacks. Additionally, he is highly qualified as a “Financial Expert” for all public company audit committee and audit committee chair requirements. Having traveled extensively for clients around the world, he possesses a global perspective, and he has a proven ability to work collaboratively with management and board members. Mr. Corey’s financial insight and his expertise in risk and audit matters will bring added depth and strength to the Board.
Mr. Frederick H. Eppinger serves as the CEO of the Company. Mr. Eppinger is an accomplished insurance industry veteran with more than 35 years of experience. He has served as a Stewart director since 2016 and is currently a director at Centene Corp. Until December 2019, he also served as a director of QBE Insurance Group Limited. Before joining Stewart, he served as president and CEO of The Hanover Insurance Group from 2003 until his retirement in 2016. Under his leadership Hanover transformed into a property/casualty carrier with global reach, more than doubling the company’s employees and revenues.
From 2001 to 2003, Mr. Eppinger was executive vice president of Property and Casualty Field and Service Operations for The Hartford Financial Service Group. From 2000 to 2001, he was executive vice president of industry services, marketing and service operations for ChannelPoint, Inc., a business-to-business technology firm for insurance companies. Mr. Eppinger was a senior director and partner at the consulting firm of McKinsey & Co. from 1985 to 2000, where he was a leader in the insurance, financial services and health practices, and worked closely with insurance CEOs. Mr. Eppinger earned his Bachelor of Arts from the College of the Holy Cross and a Master of Business Administration from Dartmouth.
Qualifications:   Mr. Eppinger has more than 30 years of experience in the insurance industry. As CEO of Hanover Insurance, Mr. Eppinger led the company’s growth from its regional status to a global property/casualty carrier.
Deborah J. Matz is a member of the Board of Advisors of elphi, a start-up up company that uses cutting edge technology to streamline the mortgage lending process. She also serves as an Advisory Board Member for OpenDoor Trading LLC, a company that provides a platform for the resale of U.S. Treasury bonds. From 2016 to 2020, she was a director for Mutual of Omaha Bank (“MO”), was vice chair of the Risk and Compliance Committee, and a member of the Audit Committee. Prior to her tenure as director for MO, in 2009 she was appointed by President Barack Obama to serve as Board Chairman for the National Credit Union Administration (“NCUA”), and was confirmed unanimously by the U.S. Senate. She served in that position until 2016. As NCUA Board Chairman, Mrs. Matz headed the independent agency that charters, regulates, and supervises federal credit unions and insures all federally insured credit unions. Together they held $1.2 trillion in assets.
As one of 10 voting members of the Financial Stability Oversight Council (FSOC), Mrs. Matz served alongside the U.S. Secretary of the Treasury, the Chairman of the Federal Reserve Board of Governors, the Chairman of the SEC, the Chairman of the FDIC, the Director of the Consumer Financial Protection Bureau, and the leaders of other financial regulatory agencies. Mrs. Matz worked on Capitol Hill for 12 years in various capacities, including nine years as an economist with the Congressional Joint Economic Committee. Mrs. Matz earned a Master’s Degree in political science and government from George Washington University, and a Bachelor’s Degree in labor and industrial relations from Cornell University.
Qualifications:   Mrs. Matz has extensive experience in regulatory oversight and risk management. As a leader, she instituted policies to enhance financial stability, workforce diversity and to improve cyber- and technological security. She is an effective, results-driven, visionary leader who embraces change and innovation, builds consensus, and applies the highest standards of governance. Her background and expertise will bring valuable insight to Board discussions and decisions.

Mr. Matthew W. Morris served as CEO of Stewart Information Services Corporation from 2011 to September 9, 2019 and as President from September 9, 2019 to January 15, 2020 . Before that, he was senior vice president for the Company, Stewart Title Company and Stewart Title Guaranty Company.
Mr. Morris rejoined Stewart in 2004 to serve as senior vice president of Planning and Development. Prior to rejoining, he served as director for a strategic litigation consulting firm, offering trial, and settlement sciences, crisis management and communications strategy.
Mr. Morris has served as a director for Cornerstone Strategic Value Fund, Inc., and Cornerstone Total Return Fund, Inc. since November 2017, and is a member of the Audit Committee and Nominating and Corporate Governance Committee for both companies.
Mr. Morris received a Bachelor of Business Administration in organizational behavior and business policy from Southern Methodist University, and a Master of Business Administration with a concentration in finance from The University of Texas.
Qualifications:   As a member of the Company’s founding family, Mr. Morris has intimate knowledge of the Company’s associates, operations, legal and regulatory matters and history. The Company benefits from his business experience, his highly respected leadership and his extensive knowledge of the title industry.
Ms. Karen Pallotta is president of KRP Advisory Services, LLC, a company she founded in 2012. Prior to that, she spent more than two decades at Fannie Mae, where she served as VP of Marketing and Lender Strategies, Senior VP of Product Acquisition Strategy & Support, and Executive VP, Single Family Mortgage Business. Her responsibilities included managing the firm’s largest business segment, overseeing a $2.8 trillion book of business and the acquisition and securitization of $50 billion in mortgages each month.
Her 25 years of experience in financial services, risk management and mortgage banking has included leading and managing sales, marketing, credit risk management, product development, transaction management, pricing, strategy development, operational effectiveness, governance, compliance and customer management. Most recently she served on the board of directors of Redwood Trust, Inc. Pallotta received her Master of Business Administration degree from the University of Maryland, College Park and her Bachelor of Arts degree from The Pennsylvania State University, University Park.
Qualifications:   Ms. Pallotta has more than 25 years of experience in financial services, risk management and mortgage banking, and the industry knowledge she brings is a tremendous asset for Stewart as the Company focuses on growth strategies going forward.
Mr. Manuel Sánchez was chairman and CEO of BBVA Compass for 10 years, during which time he served as director of the American Bankers Association, the Institute of International Bankers and the Greater Houston Partnership. He is currently a director at Fannie Mae, OnDeck Capital and BanCoppel. The Murcia, Spain native currently teaches disruption in financial services at Rice University’s Jones School of Business.
In his 27-year banking career, he has held executive roles in risk management, real estate, correspondent, community, corporate and investment banking. A graduate of Yale University, Sánchez earned master’s degrees in international relations from the London School of Economics and in advanced European economics from the College of Europe in Bruges, Belgium. A naturalized US citizen, he lives in Houston with his wife and three children.

Qualifications:   Mr. Sánchez brings to the Stewart board more than 27 years of experience in the banking industry, working in the U.S., Mexico, France and Spain, having served in executive roles in risk management, real estate, correspondent, community, corporate and investment banking. His global insight, as well as his in-depth knowledge of banking and finance, provide valued expertise to the Company.
YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NINE NOMINEES FOR DIRECTOR.

CORPORATE GOVERNANCE
Board of Directors
We are currently managed by a Board of Directors comprised of eight members (including Glenn C. Christenson who is not standing for re-election upon the expiration of his term at the 2020 Annual Meeting), the majority of whom are “independent” within the meaning of the listing standards of the NYSE. Assuming the election of the 2020 director slate set described above, we will be managed by a Board of Directors comprised of nine members, the majority of whom are “independent” within the listing standards of the NYSE. These independent directors are: Thomas G. Apel, William S. Corey, Jr., Robert L. Clarke, C. Allen Bradley, Jr., Deborah J. Matz, Karen Pallotta and Manuel Sánchez. The Board of Directors has determined that none of these directors has any material relationship with us or our management that would impair the independence of their judgment in carrying out their responsibilities to us. In making this determination, the Board of Directors considers any transaction, or series of similar transactions, or any currently proposed transaction, or series of similar transactions, between us or any of our subsidiaries and a director to be material if the amount involved exceeds $120,000, exclusive of directors’ fees, in any of our last three fiscal years.
The roles of Chairman of the Board of Directors and CEO are separate, and each role is held by a different individual. The Chairman of the Board of Directors is elected by the Board following the annual meeting of stockholders. As discussed below, the Chairman presides over the regular and any special meetings of our non-management directors. Our non-management directors meet prior to each regularly scheduled Board meeting.
All of our directors shall be elected at the 2020 Annual Meeting and hold office until the next annual election of directors or until his or her successor shall be chosen and shall be qualified, or until his or her death or the effective date of his or her resignation or removal for cause. Currently, the act of the majority of a quorum of the directors shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, the Certificate of Incorporation, or the By-Laws.
The Company has a majority voting standard such that votes cast for any director must exceed the votes cast against such director in an uncontested election. The Company also requires a director who fails to receive a majority vote in an uncontested election to tender his or her resignation. Under the Company’s By-Laws, in a contested election (i.e., where the Secretary of the Company determines that the number of nominees exceeds the number of directors to be elected as of the date seven days prior to the scheduled mailing date of the proxy statement for such annual meeting of stockholders), the plurality voting standard would apply and a director nominee receiving a plurality of votes cast will be elected as a director. During 2019, the Board of Directors held four regular meetings, five special meetings, and executed ten consents in lieu of meetings. All directors attended all of such meetings, except that one director missed one meeting. For 2020, the Board of Directors will have an Audit Committee, a Nominating and Corporate Governance Committee, and a Compensation Committee. See “Committees of the Board of Directors” below.
The Board has adopted the Stewart Code of Business Conduct and Ethics, Guidelines on Corporate Governance, and Code of Ethics for Chief Executive Officers, Principal Financial Officers, and Principal Accounting Officer, each of which is available on our website at stewart.com/corporate-governance and in print to any stockholder who requests it. We intend to disclose any amendment to or waiver under our Code of Ethics for Chief Executive Officers, Principal Financial Officers, and Principal Accounting Officer by posting such information on our website. Our Guidelines on Corporate Governance and the charters of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee are available on our website at stewart.com/corporate-governance and in print to any stockholder who requests them. Our Guidelines on Corporate Governance strongly encourage attendance in person by our directors at our annual meetings of stockholders. All of our then elected directors attended our 2019 annual meeting of stockholders.

Director Qualifications
Each of our directors is an individual of high character and integrity, with an inquiring mind, and works well with others. Each director nominee brings a unique background and set of skills to the Board, giving the Board of Directors, as a whole, competence and experience in a wide variety of areas, including insurance, real estate, technology, strategic planning, corporate governance, executive management, accounting, finance, government and international business. For information regarding the qualifications, backgrounds, and experience of our director nominees, please see each nominee’s biographical information set forth in “Proposal 1” above.
Risk Oversight
The Board of Directors has ultimate responsibility for protecting value for all stakeholders. Among other things, the Board of Directors is responsible for understanding the risks to which we are exposed, approving management’s strategy to manage these risks, and monitoring and measuring management’s performance in implementing the strategy. The Board of Directors works with its committees and management to effectively implement its risk oversight role.
The Audit Committee, with the assistance of management, oversees the risks associated with the integrity of our financial statements, our compliance with legal and regulatory requirements, our liquidity requirements, cybersecurity protections and procedures, and other exposures to financial risk, and the Company’s enterprise risk management program. The Audit Committee reviews with management, independent accountants, and internal auditors (which internal audit function has been outsourced to Deloitte & Touche LLP) the accounting policies, the systems of internal controls and the quality and appropriateness of disclosure and content in the financial statements or other external financial communications. The Audit Committee, with the assistance of our legal and human resources departments, also performs oversight of our various conduct and ethics programs and policies, including the Stewart Code of Business Conduct and Ethics, reviews these programs and policies to assure compliance with applicable laws and regulations, and monitors the results of our compliance efforts. To the extent the Audit Committee identifies any material risks or related issues, the risks or issues are addressed with the full Board of Directors.
The Nominating and Corporate Governance Committee, with the assistance of management, oversees risks associated with administering our Guidelines on Corporate Governance and is responsible for reviewing and making recommendations for selection of nominees for election as directors by our stockholders. To the extent the Nominating and Corporate Governance Committee identifies any material risks or related issues, the risks or issues are addressed with the full Board of Directors.
The Compensation Committee, with the assistance of management, oversees risks associated with our compensation programs and policies. To the extent the Compensation Committee identifies any material risks or related issues, the risks or issues are addressed with the full Board of Directors.
Committees of the Board of Directors
For 2020, the Board of Directors will have the following committees (the “Committees”): an Audit Committee, a Nominating and Corporate Governance Committee, and a Compensation Committee.
Audit Committee. The Audit Committee’s duty is to assist the Board of Directors in fulfilling its oversight responsibility of  (i) the integrity of the financial statements of the Company, (ii) the independent registered accountants’ qualifications, independence, and performance, (iii) the Company’s system of controls over financial reporting, performance of its internal audit function and the independent registered accountants, and compliance with ethical standards adopted by the Company, and (iv) the compliance by the Company with legal and regulatory requirements. The Audit Committee has sole authority to appoint or replace our independent registered accountants. The Audit Committee has the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties. The Audit Committee operates under a written charter adopted by our Board of Directors, a copy of which is available on our website at stewart.com/corporate-governance. The Audit Committee currently consists of Robert L. Clarke (Chair), Glenn C. Christenson (who is not standing for re-election to the Board of Directors at the Annual Meeting), C. Allen Bradley and Manuel Sánchez.

During 2019, the Audit Committee held eight regular meetings, at which all members were present except that one member missed two meetings. Each of the members of the Audit Committee is “independent” as defined under the listing standards of the NYSE and the Exchange Act of 1934, as amended (the “Exchange Act”), and the Board of Directors has determined that Messrs. Clarke, Christenson, Bradley and Sánchez are “audit committee financial experts” as defined in the rules of the SEC. No member of our Audit Committee serves on the audit committees of more than three public companies.
The Audit Committee has established procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls and auditing matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.
Persons wishing to communicate with the Audit Committee may do so by writing in care of the Chair, Audit Committee, Stewart Information Services Corporation, 1360 Post Oak Boulevard, Suite 100, Houston, Texas 77056.
Nominating and Corporate Governance Committee.   It is the Nominating and Corporate Governance Committee’s duty to (i) identify individuals who may become Board members or advisory directors, (ii) select or recommend director nominees for the next annual meeting of stockholders, (iii) develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company, (iv) provide oversight of the Company’s corporate governance, and (v) oversee the evaluation of the Board of Directors, its Committees and management. The Nominating and Corporate Governance Committee currently consists of Thomas G. Apel (Chair) and C. Allen Bradley, Jr., each of whom is “independent” as that term is defined in the listing standards of the NYSE. The Nominating and Corporate Governance Committee held two meetings during 2019, at which all members were present. Our Nominating and Corporate Governance Committee’s charter is available on our website at stewart.com/corporate-governance.
Our Guidelines on Corporate Governance require that a majority of our Board of Directors be “independent” as that term is defined in the rules of the NYSE. As described above, a majority of our current Board of Directors is “independent” under the listing standards of the NYSE. In considering candidates for election as independent directors, our Guidelines on Corporate Governance also provide that the Nominating and Corporate Governance Committee shall be guided by the following principles:
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Each director should be an individual of the highest character and integrity and have an inquiring mind, experience at a strategic or policy-setting level, or otherwise possess a high level of specialized expertise, and the ability to work well with others. Specialized knowledge and experience that will augment Board effectiveness and support the growth of the Company is also considered;

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Each director should have sufficient time available to devote to our affairs to carry out the responsibilities of a director and, absent special circumstances approved by the Board; no director should simultaneously serve on the board of directors of more than three public companies. Directors are qualified for service on the Board of Directors only if they are able to make a commitment to prepare for and attend meetings of the Board of Directors and its Committees on a regular basis;

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Each independent director should be free of any significant conflict of interest that would interfere with the independence and proper performance of the responsibilities of a director. Directors to be nominated for election by our stockholders should not be chosen as representatives of a constituent group or organization; rather each should utilize his or her unique experience and background to represent and act in the best interests of all stockholders as a group; and

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Directors should have equity ownership in the Company.

The Board of Directors does not have a formal policy with respect to Board nominee diversity. In recommending proposed nominees to the full Board, the Nominating and Corporate Governance Committee is charged with building and maintaining a Board that has an ideal mix of talent and experience to achieve our business objectives in the current environment. In particular, the Nominating and Corporate Governance Committee is focused on relevant subject matter expertise, depth of knowledge in key areas that are important to us, and diversity of thought, background, perspective, and experience so as to facilitate robust debate and broad thinking on strategies and tactics pursued by us. There are no minimum requirements for nomination.
Each director is required to own an amount of Common Stock equal to a multiple of five times the director’s annual retainer, beginning in 2017. Each director has five years, from the later of their initial election and January 2017, to acquire the required amount of Common Stock. Stock ownership requirements have been designed in such a way that the ability of the Board of Directors to recruit diverse Board candidates will not be impaired, yet Board members will have a strong alignment with stockholders’ interests. Currently, six of the eight directors hold shares in excess of the shares required to meet the ownership guideline.
Pursuant to our By-Laws, the Nominating and Corporate Governance Committee will accept and consider director nominations made by stockholders. To be considered for nomination at our 2021 annual meeting of stockholders, stockholder nominations must be received by us no later than March 6, 2021, and no earlier than February 4, 2021. Persons wishing to submit the names of candidates for consideration by the Nominating and Corporate Governance Committee may submit such nominations in writing addressed to the Nominating and Corporate Governance Committee in care of the Secretary, Stewart Information Services Corporation, 1360 Post Oak Boulevard, Suite 100, Houston, Texas 77056. Any such submission should include the candidate’s name, credentials, contact information and consent to be considered as a candidate.
Compensation Committee.   It is the duty of the Compensation Committee to assist the Board of Directors in discharging its responsibilities relating to the Company’s compensation policies, the compensation of the Company’s officers and senior managers, and to produce the required report on executive compensation for inclusion in the Company’s annual proxy statement. For 2019, the Compensation Committee members were Glenn C. Christenson (Chair) (who is not standing for re-election to the Board of Directors at the Annual Meeting), Thomas G. Apel, and Karen R. Pallotta. During 2019, the Compensation Committee held five meetings, at which all members were present, and executed six consents in lieu of meetings. Our Board of Directors has determined that each member of our Compensation Committee is “independent” as that term is defined under the listing standards of the NYSE.
The Compensation Committee functions pursuant to its charter, which is available on our website at stewart.com/corporate-governance. The Compensation Committee’s specific duties and responsibilities include, but are not limited to, the following:
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Establishing and monitoring the basic philosophy and policies governing the compensation of executive officers, and employees or officers of the Company who are also serving as members of the Board of Directors;

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Reviewing recommendations submitted by the CEO, then approving and submitting to the Board of Directors for formal ratification any decisions with respect to the compensation for executive officers and officers of the Company who also are serving as members of the Board of Directors. These recommendations may include base pay, incentive compensation plans, perquisites, equity-based plans and relevant metrics and target award levels;

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Approving and submitting to the Board of Directors for formal ratification compensation decisions with respect to the compensation plan of the CEO;

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Recommending a pay-for-performance based CEO compensation plan to the Board of Directors and overseeing administration of the plan, including evaluating the CEO’s performance in light of the goals under the plan;

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Reviewing and approving employment agreements, severance agreements and change in control agreements with the executive officers and any employees or officers of the Company who are also serving as members of the Board of Directors;

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Reviewing the overall compensation structure and programs for all employees (including a review of any risks to the Company that may arise from such structure or programs);

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Approving the equity-based compensation plans of the Company; and

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Reviewing and discussing with management the disclosures in this proxy statement’s Compensation Discussion and Analysis (the “CD&A”), making a recommendation to the Board of Directors regarding the inclusion of the CD&A in this proxy statement, and producing a Compensation Committee Report for inclusion in the Company’s proxy statement, each in accordance with the requirements of the SEC.

The Compensation Committee has the sole authority to retain and terminate any independent compensation consultant. The Compensation Committee is responsible for determining the independence of its advisors by taking into consideration all factors relevant to advisor independence, including the factors set forth in the NYSE Listed Company Manual. The Compensation Committee has authority to direct the work of the compensation consultants and establish the consultants’ fees. It may also obtain advice and assistance from other advisors it determines necessary for effective completion of its duties. The Company is required to fund (i) the Compensation Committee’s approved expenses for any independent advisors employed by the Compensation Committee, and (ii) any other reasonable expenses incurred by the Compensation Committee.
Compensation Committee Interlocks and Insider Participation
During 2019, the Compensation Committee members were Glenn C. Christenson (Chair) (who is not standing for re-election to the Board of Directors at the 2020 Annual Meeting), Thomas G. Apel, Karen R. Pallotta, Arnaud Ajdler and James Chadwick (each of Messrs. Ajdler and Chadwick resigned in December of 2019). None of the current or former members of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries, is involved in a relationship requiring disclosure as an interlocking executive officer/director, or had any relationship requiring disclosure under Item 404 of Regulation S-K.
Sessions of Independent Directors
Our independent directors meet at regularly scheduled sessions without management. The Chairman of the Board presides at those sessions. Persons wishing to communicate with our non-management directors may do so by writing in care of the Chair, Audit Committee, Stewart Information Services Corporation, 1360 Post Oak Boulevard, Suite 100, Houston, Texas 77056. Persons wishing to communicate with our other directors may do so by writing in care of the Secretary, Stewart Information Services Corporation, at the same address.
Sustainability and Environmental and Social Governance Practices
Stewart views our approach to environmental, social, and governance practices as a continuous process of evaluation and improvement. As we have grown from a Texas-based title company to a global real estate services leader, our commitment to our employees, investors, customers and communities has never wavered, but has grown and improved with our expanding footprint.
Stewart has fostered a top down perspective on its environmental, social and governance approach. The Nominating and Corporate Governance Committee oversees policies, programs and strategies related to environmental, social, and governance matters as part of its general oversight of corporate governance practices. The Company has many diverse activities and policies in place designed to encourage sustainability and to support our people and the communities in which they live and work.
Sustainability and Continuity
Sustainability in the Marketplace
Stewart takes climate sustainability very seriously and actively looks for ways to reduce its environmental footprint. We have broadened our partnership with firms in the renewable energy space of wind and solar, which is one of the leading segments of our energy practice and a large part of our commercial services footprint. We focus on Leadership in Energy and Environmental Design (LEED) certified buildings for our operations. Stewart offices nationwide are encouraged to recycle, use filtered water to reduce plastic waste, and utilize motion lighting to reduce electricity. The Company removes data from IT assets when retired, whether they be phones, computers, monitors, servers or other devices, and the devices are either repurposed to maximize the life or recycled securely. In 2019 Stewart moved its corporate headquarters to an environment where natural lighting is optimized and which provides an ergonomic space that promotes collaborative interaction and teambuilding among associates. Stewart’s Business Continuity Plan referenced below includes significant Work From Home capabilities which reduces the overall carbon footprint.
Stewart has implemented numerous closing practices to create paperless processes, promote sustainability and reduce environmental impacts. Of particular note are enhanced digital tools associated with the transaction process.
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Digital Funds Transfer — The Company partnered with Zoccam, which allows a consumer or real estate agent to electronically deliver escrow deposits and closing funds directly to Stewart, using a mobile app to transfer funds electronically, rather than delivering paper checks to our offices for manual deposits.

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eSignature — Stewart’s enterprise-wide DocuSign relationship allows real estate agents and consumers to execute documents leveraging nothing more than their cell phone or a web browser.

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Remote Closings — Stewart was the first underwriter in the country to leverage Remote Online Notarization in 2017 and has used this option to allow consumers to close their transaction and sign notarized documents fully online, in the presence of a notary, eliminating the need to come to our offices to sign documents that historically have been printed and then copied for the consumer.

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Optimization of scanning and the elimination of paper records.

The use of these tools also reduces the carbon footprint of our customer by eliminating travel to and from our offices by our customers (consumers and realtors).
Business Continuity
Business Continuity is a component of SISCO’s Enterprise Risk Management Program and is ORSA (Own Risk and Solvency Assessment) compliant. Stewart has a well-planned approach designed to ensure our organization is prepared should a business disruption occur. This approach addresses business disruptions of varying scope, including, but not limited to: home and field office business disruptions, medium scale and large scale events, systems processing failure, displaced personnel or significant unavailability in our workforce due to illness or inability to commute to our offices. Stewart follows the Professional Practices for Business Continuity Management developed by the Disaster Recovery Institute (DRI) International.
Community
Stewart associates are passionate about their communities, and the Company encourages its associates’ charitable endeavors from volunteering opportunities and offers financial support. Stewart and its associates have supported numerous charities in 2019, including but not limited to:
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Toys for Tots

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Habitat for Humanity

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Salvation Army

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Local Food Banks, including the Houston Food Bank

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Houston Volunteer Lawyers

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Build-a-Bike in support of Child Advocates

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Marathons, bike rides and fundraisers across the country, such as Susan Komen, Multiple Sclerosis, Avon, Superhero Run

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Dress for Success clothing drives

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Christmas in July, an event promoting homeless pet adoptions to support local animal shelters and other local charities

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Stewart Scholarship Program

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Houston Livestock Show and Rodeo supporting youth education

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Beverly Carter Foundation (BCF) which advances the mission of promoting REALTOR® safety across the United States

Stewart has established a foundation to coordinate and provide enterprise-wide charitable giving to the communities it serves, to promote home ownership and to provide college scholarships to deserving students.
Through its internship program, the Company recruits university students and provides them with training and experience, often making full time hires at the end of the term. Additionally, Stewart promotes community internally through the use of Workplace by Facebook, a tool that provides a platform to share charitable activities, successes, milestones, anniversaries and other significant events, encouraging connection among associates in 30 states and worldwide throughout the organization.
Associates and Partners
Stewart’s commitment to its communities begins with our associates. We are committed to attracting, retaining, and motivating our associates. Stewart retains and motivates its associates by focusing on career development. Stewart’s career framework encourages learning and growth across the organization and creates transparency around job expectations. It allows Stewart associates to take ownership of their career and provides them with resources needed to be successful in their current and future roles. Stewart believes that learning and education is an integral part of associate development, and the Company provides training programs that align learning needs with business goals and initiatives. Initiatives are tailored to support associate growth and includes a combination of online learning through Stewart University as well as in person instructors to lead training and workshops. Programs and courses focus on leadership, creative thinking, problem solving, industry knowledge, skills in new technologies, and job duties.
As a company, Stewart cares about the health and well-being of our associates and their families, and provides variety of valuable benefits, including but not limited to medical, dental and vision coverage, life and disability insurance, 401(k) match, health savings account (HSA), flexible spending account (FSA), gym reimbursement program, pet insurance, identity theft insurance, an employee assistance program, and emotional health well-being programs.
Stewart has created several recognition programs for our associates. The Stewart Celebrates program helps facilitate those moments and consists of five key recognition opportunities: Spirit of Stewart Award, Service Awards, Spot Awards, Celebration Station, Peer to Peer Recognition. The Stewart Celebrates program is hosted on the Company intranet and provide recognition tools easily accessed by all associates.
Diversity and Inclusion
Stewart is committed to providing a supportive diverse professional work environment that is free of and prohibits discrimination against any employee or applicant for employment as defined by applicable laws as well as best practices in corporate governance. All phases of employment, including, but not limited to, recruiting, employment, placement, promotion, transfer, demotion, reduction of force and termination, training and compensation are guided by Company policies regarding conduct, including but not limited to:

•
Stewart’s Equal Opportunity Employer Statement can be found in our careers site https://www.stewart.com/en/about-stewart/careers.html.

•
Stewart Code of Business Conduct and Ethics Policy, which sets standards of conduct based on applicable law as well as current corporate best practices, can be found on our website at stewart.com/corporate-governance. On annual basis, all associates are required to review and acknowledge understanding of the Code.

Board of Directors
Nominees for the Company’s Board of directors are selected based upon their subject matter expertise, depth of knowledge in key areas that are important to us, and diversity of thought, background, perspective, and experience so as to facilitate robust debate and broad thinking on strategies and tactics pursued by us. Diversity of background includes racial and gender diversity. Two of the nine (representing over 20 percent) of our director nominees for election as members of our Board of Directors at our Annual Meeting are women. The election of these nominees would notably increase our board diversity going forward.
Vendor Management
Stewart has formed strong alliances and business partnerships with its suppliers. The Company’s suppliers not only provide outstanding products and services, but also meet our high standards of diversity and inclusiveness. Our supplier diversity statement promotes the use of companies owned, operated and controlled by minorities, women, veterans, members of the LGBT community, and small businesses (as defined by the Small Business Administration). Stewart is committed to including diverse suppliers in the procurement process. Stewart’s Supplier Code of Conduct sets high standards for our vendors, including requirements for compliance with all applicable law, responsible environmental practices, ethical labor practices, and ethical business practices. Diverse suppliers who meet Stewart’s diversity guidelines will be eligible for consideration in sourcing events and selection aligned with the supplier’s core offerings. You may access our Supplier Code of Conduct at https://www.stewart.com/supplier-code-of-conduct.
Information Technology and Risk Management
The Company and its Board of Directors have a strong focus on cybersecurity, and work to actively manage potential vulnerability and to protect customer and Company information from cyber threats. The Audit Committee reviews cyber risk assessments quarterly. The Company not only conducts ongoing training and testing to help associates avoid potential cyber-attacks, but also conducts regular table-top exercises for preparedness. All Stewart associates are annually required to complete a comprehensive program of security awareness training.

EXECUTIVE OFFICERS
The following table sets forth the names and positions of our executive officers as of April 8, 2020:
Frederick H. Eppinger	Chief Executive Officer
David C. Hisey	Chief Financial Officer, Secretary and Treasurer
John L. Killea	Chief Legal Officer and Chief Compliance Officer
Tara S. Smith	Group President
Steven M. Lessack	Group President
Emily A. Kain	Chief Human Resource Officer
Brad A. Rable	Chief Information Officer
Below is biographical information for our executive officers (except Mr. Eppinger, whose biographical information is contained on page 11):
David C. Hisey.   David C. Hisey, 59 years old, serves as Chief Financial Officer (“CFO”), Secretary and Treasurer of the Company. He leads Stewart’s financial organization and strategy, overseeing financial planning and analysis, accounting, treasury and audit functions, as well as investor relations, corporate development, lender services and property management. As CFO, Mr. Hisey partners with each area of the business to help with their financial and commercial success, focusing on top-line growth and bottom-line margin enhancement. Mr. Hisey has more than 30 years of financial leadership experience and holds Bachelor of Business Administration magna cum laude in Accounting from James Madison University and is a Certified Public Accountant in the Commonwealth of Virginia.
John L. Killea.   John L. Killea, 64 years old, with over 38 years of legal experience, is the Chief Legal Officer and Chief Compliance Officer of the Company. Mr. Killea is responsible for the underwriting, claims, litigation, compliance, corporate governance and regulatory areas for SISCO and its affiliated companies. Mr. Killea joined the Company in 2000 as Counsel in the claims and agency underwriting areas for Stewart Title Insurance Company (“STIC”), the Company’s New York underwriter. He served as Chief Claims Counsel and General Counsel for STIC and currently serves as its Chairman and CEO in addition to his other roles. Since his appointment in 2008 he has served as General Counsel for Stewart Title Guaranty Company (“STGC”). He is a member of the executive committees of STGC and STIC. Mr. Killea is also a member of the board of directors of STGC, Stewart Title Company, STIC and Stewart Title Limited, Stewart’s international underwriter. Mr. Killea received a Bachelor of Arts cum laude from Lafayette College and a Juris Doctorate from Fordham University School of Law. He is a member of the New York State Bar Association and has been admitted to practice in the State of New York and the United States District Court for both the Eastern and Southern Districts of New York.
Emily A. Kain.   Emily A. Kain, 37 years old, serves as Stewart’s Chief Human Resources Officer. She is responsible for the people side of the business, focusing on attracting, retaining and engaging associates worldwide. Emily joined Stewart Title in 2014 as manager of associate onboarding and immediately made a positive impact on the organization by re-engineering the hiring and onboarding processes, the employee referral program and, most recently, the Stewart Celebrates recognition program. She holds a Bachelor’s degree in Accounting from Louisiana State University and a Master’s degree in Accounting with a concentration in Internal Audit from the University of New Orleans. She also completed the Executive Education, Emerging Leaders Program at Rice University in 2011.
Steven M. Lessack.   Steven M. Lessack, 67 years old, is Group President of STGC, and CEO of Stewart Title Limited, overseeing the Company’s business activities in the United Kingdom, Europe and Australia. In 1997 he opened the Company’s Canadian operation, and he is responsible for the Company’s expansion activities outside of the United States. With more than 35 years of title insurance and related real estate knowledge, he also holds the position of Group President for SISCO. In this position, in addition to International Operations, he is responsible for and oversees our Commercial Services group, Asset Preservation, Inc. and Stewart Insurance Risk Management within the United States. Prior to joining Stewart, Mr. Lessack was an independent agent of Stewart Title Insurance Company, the Company’s New York underwriter, which has offices throughout upstate New York. He attended California State University in San Bernardino.

Brad A. Rable.   Brad Rable, 53 years old, serves as Chief Information Officer (“CIO”) for the Company. A veteran IT leader and executive with significant experience in developing major initiatives, Mr. Rable is responsible for all areas of digital business enablement, enterprise technology solutions, enterprise title fulfillment shared services, and related strategies. Prior to joining Stewart, Mr. Rable was an executive partner with Gartner Executive Programs. He previously served as Executive Vice President, CIO, and Chief Strategy Officer for AIG/United Guaranty, leading the technology and product development divisions, as well as the innovation team that launched the AIG Mortgage Advisory Company. Mr. Rable received a Master of Arts in computer information resource management from Webster University, Missouri, and a Bachelor of Science in management information systems from Bowling Green State University, Ohio.
Tara S. Smith.   Tara S. Smith, 40 years old, serves as Group President of Stewart’s Agency Operations. In this role, she oversees Stewart’s independent title agency network of Trusted Providers™ and all products and services offered to our agency network. Ms. Smith joined Stewart in 2013 with 12 years in public accounting through which she provided strategic guidance to clients in the oil-and-gas and financial services industries. Her leadership, deep knowledge, strategy implementation and problem-solving led to her rising through leadership roles that included the positions of Vice President, Agency Financial Director, and Executive Vice President. Ms. Smith was named one of Housing Wire’s 2017 “Women of Influence” for her contributions to the industry. She earned a Bachelor of Business Administration in finance from the University of Texas at Austin.

COMPENSATION DISCUSSION AND ANALYSIS
Introduction
The Board has established a Compensation Committee of independent directors, which operates under a written charter adopted by the Board on April 28, 2017. The Charter is reviewed annually and is available in the “Corporate Governance” section of our web site: stewart.com/corporate-governance
The following Compensation Discussion and Analysis (“CD&A”) describes the Company’s executive compensation program in 2019. The program’s objective is to maintain a strong pay-for-performance culture to attract, retain and motivate the key leaders who serve our Company and our stockholders. The following pages explain the process, objectives and structure of the executive compensation decisions undertaken by our Compensation Committee and our Board of Directors for 2019. This CD&A is intended to be read in conjunction with the tables beginning on page 42 below, which provide detailed historical compensation information for our Named Executive Officers (“NEOs”).
For 2019, our NEOs were:
Named Executive Officer (NEO)	Title
Frederick H. Eppinger(1)	Chief Executive Officer
Matthew W. Morris(2)	Former President and Former Chief Executive Officer
David C. Hisey	Chief Financial Officer, Secretary and Treasurer
John L. Killea	Chief Legal Officer and Chief Compliance Officer
Steven M. Lessack	Group President
John A. Magness(3)	Former Group President

(1)
Mr. Eppinger was appointed as the Chief Executive Officer of the Company effective September 9, 2019.

(2)
Mr. Morris resigned as Chief Executive Officer of the Company effective September 9, 2019 and assumed the role of President until his departure from the Company effective January 15, 2020.

(3)
Mr. Magness no longer served as Group President of the Company effective December 31, 2019.

Update on Merger with Fidelity National Financial Group
As described in detail in the Management Discussion and Analysis contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, the proposed merger with Fidelity National Financial, Inc. (“FNF”) was terminated in 2019. Concurrent with that decision, the Company began to restructure its executive and management organization, resulting in several changes in both the people and the strategy of the organization. These changes also impact the Company’s prospective compensation programs and are outlined in addition to required disclosures below.
Executive Summary
Our Company has enjoyed strong support from its stockholders regarding executive compensation programs, as expressed in our Say-on-Pay vote. We believe this support is in great part due to our practice of maintaining a strong pay-for-performance philosophy in our pay programs and maintaining consistency in plan design from year-to-year. The relation between pay and performance for 2019 is explained in detail below and reflected in the Compensation Committee’s award decisions. Looking forward to 2020, with the termination of the merger agreement with FNF and the subsequent reorganization resulting in a new CEO, a change to the Company’s compensation plans is necessary to support its mission as an independent company and attract and retain top talent.

The Company will retain its strong pay-for-performance approach and maintain market-competitive target pay levels. As a means of emphasizing the Company’s commitment to moving forward as a stand-alone organization, its commitment to building the premier title services company in the industry, and to support a sales-driven growth culture the Company will:
•
Emphasize pretax margin and revenue as principal performance metrics.

•
Expand its emphasis on growth and ownership by expanding participation in its Long-Term Incentive Plan (“LTIP”) beyond the top leadership group to additional key leaders.

•
Launch an Employee Stock Purchase Plan, subject to stockholder approval, to facilitate employee direct purchase of shares through payroll deductions.

•
Issue a substantial portion of the 2020 LTIP grant in the form of non-qualified stock options.

Stock options focus on long-term growth since they only generate value for participants when our share price increases. With the addition of stock options in 2020, the Company has awarded substantially more shares to three times as many participants than awarded to in prior years. This has resulted in the Company requesting a new plan in 2020 to provide future share funding levels generally consistent with our historic levels of awards, with a larger participant group. Our goal is to increase internal ownership of Company stock to further align Company and stockholder interests.
In approving the 2020 actions, the Compensation Committee recognized that awards and plans are central to our efforts to create an ownership culture focused on generating long-term value through growth in our markets without increasing pay levels beyond competitive levels. As a result, the Company is asking stockholders to approve a new 2020 Incentive Plan to replace the former plan and to approve a new Employee Stock Purchase Plan to allow employees the opportunity to purchase shares of Company stock through payroll deductions under a tax-favored program allowed by Section 423 of the Internal Revenue Code of 1986, as amended (the “IRC”). The individual proposals are presented in this document as Proposals 4 and 5, below.
2019 Business Highlights and Performance
We remained focused on maintaining our core retail title operations and increasing our commercial market share during the process leading up to termination of the Merger Agreement in September 2019.
Other matters of note for the year include:
•
Throughout the 1st half of 2019, we remained focused on growing our title revenues and devoted significant efforts to closing our merger with FNF as we worked through the regulatory approval process.

•
As 2019 progressed, we took advantage of lower interest rates in the 2nd half of the year which created a significant increase in refinance transaction volumes and revenues. After the termination of the merger agreement with FNF in early September, we shifted our focus to strengthening our brand as a stand-alone company and repositioning the Company for the future, including a corporate reorganization, closing offices and impairing certain assets.

•
Our balance sheet remains strong with total consolidated assets of SISCO of  $1.6 billion at December 31, 2019 and a book value per share of  $31.52, an 11% increase from 2018. Our overall cash position also improved significantly during the year.

•
The balance sheet strength of our primary underwriter, Stewart Title Guaranty Company (Guaranty), continued to improve in 2019, ending the year with its highest ever policyholder surplus of  $617.9 million, an increase of 8% over 2018. In addition, Guaranty maintained a liquidity ratio (liquid assets to total liabilities) of 116% and maintained its high ratings of A-, A” and A- from FitchRatings, Demotech and A.M. Best, respectively.

•
Total revenues for 2019 increased approximately 2% to $1.94 billion primarily due to a significant increase in transaction volume in the 2nd half of 2019, partially offset by declines in our agency and ancillary revenues.

•
Adjusted net income attributable to the Company increased to $65.4 million from $59.6 million in 2018 and adjusted diluted earnings per share attributable to the Company increased to $2.75 from $2.52 in 2018. Amounts are adjusted for non-operating and non-recurring charges and credits are detailed in our annual report on form 10-K.

•
Our title segment’s full year 2019 pretax earnings were $108.5 million, comparable to 2018.

•
Our ancillary services and corporate segment pretax income was $8.5 million compared to a loss of  $35.8 million in 2018. The improvement was attributable to a $50 million reverse termination fee as a result of the termination of the merger agreement with FNF, partially offset by a decline in ancillary business revenues and pretax profits.

•
The fourth quarter finished strong as we continued to see significant volume increases over the prior year quarter as a result of the refinance transactions generated from lower interest rates. Title operating revenues in the fourth quarter 2019 increased 11%, compared to the prior year quarter, as direct title revenues and gross independent agency revenues improved by 12% and 10%, respectively. Our agency channel also experienced business returning to the Company after the termination of the merger agreement.

•
The fourth quarter 2019 included the initiatives, noted above, to reposition the Company for improved future operating results. The resulting fourth quarter 2019 pretax charges for these initiatives were approximately $30.2 million, which were mostly noncash.

We continue to generate positive growth in stockholder value, with a five-year total return to stockholders of 26.5%, which is at the 34th percentile of our performance comparator group.
The performance comparator group consists of a broad group of publicly held companies within a real-estate index including home builders, insurance underwriters, mortgage originators and real-estate technology companies, which together represent the cyclical nature of the real-estate sector. This performance comparator group is also used in determining relative company performance for purposes of the LTIP described beginning on page 36.
CEO Pay At-A-Glance
The majority of CEO pay is variable and linked to drivers of financial performance or growth in stockholder value. The chart below shows the elements of CEO total direct compensation (base salary, actual annual bonus payout, and grant date or target value of annual equity grants) for the past three years for Mr. Morris, our CEO through September 2019 and subsequently, the President of the Company.

As shown, for each year in the chart below, CEO total direct compensation has a significant variable compensation component equal to 71 to 81% during the three-year period from 2017 to 2019. Our annual short-term incentive plan (“STIP”) is tied to annual operational and financial performance, while our LTIP is tied to long-term financial and stock price performance.
Response to 2019 “Say on Pay” Vote and Program Changes
Similar to 2018, an overwhelming majority of the votes on our 2019 Say on Pay proposal were cast in favor of the proposal. Specifically, 98.2% of shares were voted in favor of our Say on Pay proposal. The Compensation Committee interprets this strong level of support as affirmation of the overall structure of our program and our approach to making compensation decisions. As our business continues to evolve, we are committed to the continuous improvement of our program to ensure alignment with our business priorities, leadership strategy and stockholder interests.

Our Executive Compensation Practices
Below we highlight our key executive compensation practices, both the practices we have implemented to drive performance, and the practices we have not implemented because we do not believe they would serve our stockholders’ interests.
What We Do	What We Don’t Do
Performance-based short-term and long-term compensation	No liberal share recycling under our LTIP
Heavy emphasis on variable pay	No excise tax gross ups upon change in control
Beginning in 2019, double-trigger vesting of cash severance payments and equity upon change in control	No repricing of underwater stock options
Claw back policy to recover wrongfully earned performance-based compensation associated with material financial misstatement	No hedging transactions or short sales by executive officers or directors permitted
Equity ownership guidelines	No significant perquisites
Independent compensation consultant
Regular review of share utilization
What Guides Our Program
Compensation Philosophy and Objectives
The Company’s executive compensation structure follows a “pay-for-performance” philosophy designed to create stockholder value by rewarding the achievement of our long-term goals and short-term goals that drive long-term results. Each executive’s pay-for-performance compensation package represents a fair and competitive compensation arrangement to promote a meaningful work experience including personal fulfillment, competitive pay and job security.
Our executive compensation program rewards enhanced financial performance of the Company and maximizes stockholder value by aligning short-term and long-term interests of our executive officers with those of our stockholders. The program is designed to better serve our stockholders by rewarding strategic performance, including growing revenue, reducing costs, enhancing service and responding to regulatory requirements. For 2019 and 2018, our executive compensation program also emphasized executive retention in light of the ongoing FNF merger activities.
Our Company’s 2019 programs were intended to:
•
Attract, retain, and motivate individuals of outstanding ability in key executive positions;

•
Create long-term stockholder value by rewarding strong business performance aligned with Company strategies;

•
Ensure performance-based compensation does not encourage excessive risk taking;

•
Provide economic incentives for retention; and

•
Focus executives on both the short- and long-term Company performance goals.

Our executive compensation program is also intended to be market competitive. For 2019, the Compensation Committee approved “total direct compensation opportunity” for each executive officer consisting of base salary, target short-term incentive compensation and target long-term incentive compensation. The intent is for total direct compensation to be competitive among the comparator group, specifically targeting the pay comparator group median. The Compensation Committee also considers historical and individual circumstances, including tenure, experience, individual performance, retention factors and the availability of comparable data for each position.

The Compensation Committee believes the majority of executive officer compensation should be “at-risk,” with the realized value heavily dependent upon the Company’s financial, operational and stockholder return performance. We believe executive officers should be rewarded appropriately for their efforts when financial performance meets or exceeds established objectives. Likewise, incentive compensation may be reduced or eliminated if performance does not meet established goals. Incentive compensation is designed to appropriately balance annual results and the Company’s sustained, multi-year success. Short-term awards primarily are payable in cash, while long-term awards are equity-based.
As a result of the termination of the FNF merger agreement, for 2020 the Company has developed strategic and operating plans to achieve financial results and growth appropriate for the Company as an independent, successful organization. The Compensation Committee has reviewed and reiterated its pay philosophy for 2020 and beyond to support the renewed vision, mission, and strategy of the Company. In executing the pay philosophy, the Company recognized the need for an increased focus on ownership and ownership behaviors, as well as focusing in on profitable growth for 2020. As a result, in 2020 the Company doubled the number of participants in its annual LTIP and granted one-time option awards to key leaders. In 2020 the Company also shifted emphasis in its STIP to reward pretax margin and revenue growth.
Pursuant to SEC regulations, the following sections describe actions taken in 2019.
Implementing the Philosophy in 2019
To provide NEOs with compensation that is competitive and also reasonable from a stockholder perspective, target pay levels generally fall within the median range for the pay comparator group. Our NEOs then had the opportunity to earn realized compensation in excess of the median in return for exceeding performance goals. However, for the majority of 2019 the focus for our NEOs had been to ensure the successful completion of the then-pending merger with FNF.
•
Base salary for an NEO is established after considering external market rates, executive officer performance, Company performance, experience and internal equity.

•
Short-term incentives are designed to motivate NEOs to achieve key annual objective measures of financial performance, operating performance and key individual and Company-wide strategic goals. Consistent with our philosophy, short-term incentive awards are linked to specific annual improvement and operational excellence metrics.

•
LTIP grants further incent NEOs to enhance stockholder value. Our long-term incentive program’s equity-based awards, multi-year vesting and pre-established performance conditions align NEO interests with those of our stockholders. Alignment is also reinforced through share ownership guidelines.

Our NEOs and executive officers are eligible for additional benefits and limited perquisites in line with market practice, as well as the same health and welfare benefits available to our general employee population.
Pay Mix
The core principle of our executive officer compensation philosophy is to pay-for-performance. Accordingly, our executive officer compensation program is heavily weighted toward “at-risk” performance-based compensation. We have three elements of total direct compensation: base salary, short-term incentive target opportunity and long-term incentive target opportunity. As illustrated in the chart below, in 2019, 75% of target total direct compensation to Mr. Morris, our CEO through September 2019, was variable and at risk, while 66% of other NEO(1) compensation was variable and at-risk.

2019 Target Total Direct Compensation

(1)
For this comparison chart, the Other NEOs consist of: Messrs. Killea, Hisey, Magness, and Lessack.

The Decision-Making Process
The Compensation Committee, management and the Compensation Committee-retained independent compensation consultant collaborate in designing the executive officer compensation plan with the shared goal of developing and implementing a plan which will assist the Company in the accomplishment of its strategic objectives, fairly reward executive officers, and be stockholder friendly as discussed below.
The Role of the Compensation Committee
The Compensation Committee oversees all components of the executive officer compensation program and is comprised solely of independent, non-employee members of the Board of Directors. Details of the Compensation Committee’s authority and responsibilities are specified in its Charter and is available at stewart.com/corporate-governance.
The Compensation Committee determines the components and amount of compensation for our NEOs and other executive officers and provides overall guidance for employee compensation policies and programs. The Compensation Committee reserves the right to make modifications to annual incentive plans and retains an independent compensation consultant who provides relevant information and best practice advice. The Compensation Committee reviews and sets the compensation of the CEO, evaluates CEO performance and compensation in executive session without management present, and consults with the CEO for compensation recommendations for other executive officers. The CEO’s recommendations are based upon the achievement of targeted metrics, the performance of the individual’s respective business or function and employee retention considerations. The Compensation Committee reviews current compensation best practices with its independent compensation consultant, considers our CEO’s recommendations and approves, in its sole discretion, any compensation changes affecting our executive officers.
The Role of Management
Members of management assist the Compensation Committee by providing individual and aggregate pay recommendations that management believes recognize individual contribution and provide market-competitive compensation for executive officers consistent with the Company’s compensation philosophy. As part of this process, management engages with the Compensation Committee regarding the information provided on market trends, potential compensation plan designs, and industry trends, before making recommendations to the Compensation Committee. In support of 2019 compensation plans, management:
•
Recommended base salaries and incentive target levels for executive officers other than the CEO; and

•
Proposed incentive metrics and targeted performance levels for the short- and long-term incentive plans.

At the end of the 2019 performance year, management reviewed metric-based performance relative to goals in 2019 for each executive officer, and the CEO presented recommendations regarding short-term incentive and long-term incentive award payouts for each of the executive officers aside from himself.
The Compensation Committee reviews and discusses management’s recommendations in executive session in conjunction with its independent compensation consultant, when making compensation decisions or recommendations to the full Board.
The Role of the Compensation Consultant
For the 2019 plan year, the Compensation Committee engaged Board Advisory, LLC to assist in providing a comprehensive assessment of its executive officer compensation programs. The Compensation Committee maintains the sole authority to select, retain, terminate, and approve fees and other retention terms of the relationship with Board Advisory, LLC.
The Compensation Committee’s independent compensation consultant provides various executive officer compensation services to the Compensation Committee. Generally, these services include advising the Compensation Committee on the principles of our executive officer compensation program and providing market information and analysis regarding the competitiveness of our program design and award values in relation to performance. In addition, the consultants attended meetings of the Compensation Committee, as requested by the Compensation Committee Chair.
The NYSE has adopted guidelines for compensation committees to consider when evaluating Compensation Committee advisor independence. The Compensation Committee reviewed these guidelines and determined that Board Advisory, LLC is an independent consultant under these guidelines. Board Advisory, LLC performs no services for the Company other than those specific to Compensation Committee assignments regarding executive officer and non-employee director compensation.
Our management communicated with the consultant and provided data to the consultant regarding our executive officers but did not direct the consultants’ activities, which were directed by the Compensation Committee.
Benchmarking and Pay Comparison
When considering our compensation practices and levels, the Compensation Committee reviews the compensation practices and pay levels of a comparator group companies to determine market levels. Since there are only four publicly held title insurance companies, and two of those are substantially larger than the Company, a pay comparator group was established by the Compensation Committee that reflects companies of comparable size who share a comparable labor market. The Compensation Committee periodically reviews the composition of this group to ensure that the companies in the group are relevant for comparative purposes and that the companies in the group have executive officer positions with responsibilities and scope similar to ours. In order to identify an appropriate comparison group, the Compensation Committee and its independent compensation consultant reviewed data for potential comparators relating to revenue, including the role of agency revenue, market capitalization, and sector within the insurance industry. The Compensation Committee also considered business focus (such as title companies, property/casualty insurance companies, reinsurance companies, and similar companies within the insurance sector) and the relevance of the company as a comparator based on a “comparator of comparators” comparison (including comparator companies of the other publicly-held title companies).
During 2016 the Compensation Committee established a comparator group for purposes of pay comparison. The group has since been modified to adjust for comparator companies no longer publicly traded. (Dollars in millions)
Company	Revenue ($)	Market Capitalization ($)
Ambac Financial Group, Inc.	497.0	982.6
American National Insurance Company	4,070.1	3,162.9
Argo Group International Holdings, Ltd.	1,963.9	2,257.4
Crawford & Company	NA	579.4
Donegal Group Inc.	812.5	414.3
Employers Holdings, Inc.	835.9	1,328.3
First American Financial Corporation	6,202.1	6,559.6
Hilltop Holdings Inc.	1,647.3	2,259.7
Horace Mann Educators Corporation	1,430.5	1,800.5
Kemper Corporation	5,039.2	5,166.6
Maiden Holdings, Ltd.	576.1	62.4
MBIA Inc.	280.0	738.7
Mercury General Corporation	3,972.5	2,697.6
MGIC Investment Corporation	1,214.0	4,921.4
National General Holdings Corporation	5,179.6	2,505.5
Old Republic International Corporation	7,213.6	6,704.1
ProAssurance Corporation	999.8	1,944.0
Radian Group Inc.	1,527.0	5,061.3
RLI Corp.	1,024.6	4,039.1
Safety Insurance Group, Inc.	877.8	1,423.4
Selective Insurance Group, Inc.	2,846.5	3,878.8
State Auto Financial Corporation	1,410.0	1,351.3
United Fire Group, Inc.	1,201.2	1,094.6
25th Percentile	908.3	1,211.5
Median	1,420.2	2,257.4
75th Percentile	3,691.0	3,959.0
Stewart Information Services Corporation	1,940.0	967.1
Stewart Rank (Percentile)	66th	18th
Executive Compensation Risk Management
The Compensation Committee does not believe that the Company’s compensation policies and practices encourage excessive or unnecessary risk-taking by our executive officers and other employees. In fact, the Compensation Committee believes that our compensation program is designed with an appropriate mix of compensation to mitigate these risks. Practices include:
•
Setting base compensation for executive officers within reasonable ranges of our competitive market and rewarding executive officers through our short-term incentives and long-term incentive plans for exceptional performance when the Company outperforms, which we believe aligns management’s interests with stockholders’ interests;

•
Utilizing financial, operational and individual performance measurements under the short-term incentive plan that require both objective and subjective performance determinations;

•
Retaining Compensation Committee discretion to consider any imprudent risk assumption or action that led to short-term gains or otherwise unduly contributed to the attainment of specific objectives and to adjust awards produced accordingly;

•
Incorporating performance-based long-term incentives, which encourage consistent behavior and reward long-term, sustained performance of the Company;

•
Prohibiting trading of derivatives or hedging by executive officers and directors, as required in the Company’s Security Trading and Investment Policy;

•
Maintaining a claw back policy to recover any wrongfully earned performance-based compensation, including stock-based awards, which is designed to deter and prevent detrimental behavior and to protect our investors from financial misconduct;

•
Regularly benchmarking our current compensation practices, policies and pay levels with our pay comparator group;

•
Requiring a mandatory forfeiture of grants of unvested equity upon a termination by the Company for cause;

•
Ensuring that our executive officer compensation program is overseen by a committee of independent directors, who are advised as needed by both internal and external risk experts; and

•
Use of share ownership guidelines; requiring retention of equity awards to the extent of guideline ownership levels.

Elements of 2019 NEO Compensation
Base Salaries
The Company pays an annual base salary to each NEO in order to provide them with a fixed rate of cash compensation during the year. In establishing base salaries, the Compensation Committee considers a variety of factors, including internal pay equity, operational performance as it relates to an executive officer’s level of duties and responsibilities applicable to the position held, and historical compensation information. We believe that this is critical to motivate and retain our executive officers who each have leadership talents and business expertise that make them attractive to other companies.
In connection with its annual review of executive officer compensation, the Compensation Committee considered each NEO’s base salary, and elected to make moderate changes to salary levels for 2019. Resulting pay levels reflected the Compensation Committee’s evaluation of market data and the performance of the executive officers. The annualized base salaries of each NEO are shown in the table below:
NEO	2018 Base Salary	2019 Base Salary	% Change
Frederick H. Eppinger	NA	$850,000	NA
Matthew W. Morris	$600,000	$615,000	2.5%
David C. Hisey	$450,000	$461,250	2.5%
John L. Killea	$450,000	$450,000	0.0%
John A. Magness	$450,000	$461,250	2.5%
Steven M. Lessack	$550,000	$563,750	2.5%

Short-Term Incentives
Short-Term Incentive Plan for 2019
The Compensation Committee believes short-term incentive compensation is a necessary component in providing a competitive pay opportunity. Further, we believe our short-term incentive approach reinforces to our executive officers the importance of meeting our financial and strategic objectives.
Setting Target Award Opportunities
The Compensation Committee established a target award amount for each NEO as a percentage of base salary. This target is used at the end of the year as the base point for determining any actual award earned. The Compensation Committee sets the target award opportunities based on each NEO’s level of responsibilities and ability to impact our business results, as well as relative to benchmark pay data, as outlined on page 31. The 2019 target award opportunities were as follows:
NEO	Base Salary	Short-Term Incentive Target (as a % of Base Salary)	Short-Term Incentive Target
Frederick H. Eppinger(1)	$850,000	125%	$1,062,500
Matthew W. Morris	$615,000	100%	$615,000
David C. Hisey	$461,250	100%	$461,250
John L. Killea	$450,000	100%	$450,000
John A. Magness	$461,250	100%	$461,250
Steven M. Lessack	$563,750	100%	$563,750

(1)
Mr. Eppinger’s Short-Term Incentive Target was prorated for 2019 to $354,165 based on the number of months of active employment with the Company.

2019 Performance Metrics, Goals, Results and Bonus Payouts
The Compensation Committee established performance goals for each NEO for 2019, as well as the applicable weight for each of the goals, based on their respective roles within the organization and their focus upon our internal business plan, including the then-pending merger with FNF. For Messrs. Eppinger, Morris, Hisey, and Killea, short-term incentive bonus payouts are 100% dependent on the achievement of corporate goals. For Mr. Lessack, the short-term incentive bonus payout is dependent on the achievement of individual goals balanced with business-specific goals that are more closely tied to his role within his business unit.
For each goal, the achievement of threshold performance results in a payout multiple of 25% of target, and the achievement of maximum performance results in a payout multiple of 225% of target. Performance below threshold levels results in no payout for that incentive component, and performance between threshold and maximum levels results in an interpolated payout between 25% and 225%.

The following tables provide a breakdown of targeted award opportunities, metrics utilized to determine short-term incentive payout, performance levels, performance results, and the actual short-term incentive payout as a percent of the target amount indicated in the table above for each NEO. Performance range numbers are rounded. A description of each goal is provided in a table below.
Corporate Performance Goals — Messrs. Eppinger, Morris, Hisey, Killea
Goal Weight	Goal	Performance Range			2019 Result	Payout as a % of Target
		Minimum	Target	Maximum
1/3rd	Modified EBITDA	$71.7M	$102.5M	$133.2M	$129.0M	208%
1/3rd	Modified Pre-Tax Margin	2.84%	4.06%	5.27%	5.39%	225%
1/3rd	Modified ROE	4.86%	6.94%	9.03%	9.54%	225%
Business Unit Performance and Individual Goals — Mr. Lessack
		Performance Range				Payout as a % of Target
Goal Weight	Goal	Minimum	Target	Maximum	2019 Result
55%	Time Based(1)	N/A	N/A	N/A	100%	100%
9%	Non-Financial(1)	N/A	N/A	N/A	100%	100%
18%	Business Unit(2) Modified EBITDA	$63.8M	$70.0M	$76.4M	$92.7M	200%
18%	Business Unit(2) Modified Operating Revenue	$197.5M	$282.1M	$338.6M	$313.4M	155%

(1)
These metrics were selected for Mr. Lessack to focus on retention and building bench strength.

(2)
The business unit for Mr. Lessack includes Commercial, Asset Preservation Inc., and International Operations.

The table below provides details on each of these goals.
Goal	Description
Modified EBITDA
Modified EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) is calculated by adjusting EBITDA to remove the effect of investment and other gains (losses), as well as the effects of non-recurring, unusual and/or extraordinary items, as determined by the Compensation Committee, from EBITDA.

Modified Pretax Margin
Modified Pretax Margin is calculated by dividing modified pretax profits by modified gross revenues. Modifications remove the effect of investment and other gains (losses), as well as the effects of non-recurring, unusual and/or extraordinary items as determined by the Compensation Committee.

Modified Return on Equity (ROE)
Modified Return on Equity is calculated by dividing modified net income attributable to Company by modified average stockholders’ equity, which is calculated by subtracting accumulated other comprehensive income and accumulated non-controlling interest from stockholders’ equity. Modifications remove the effect of investment and other gains (losses), as well as the effects of non-recurring, unusual and/or extraordinary items as determined by the Compensation Committee.

Modified Operating Revenue	Modified Operating Revenues is calculated by subtracting the effects of Non-Recurring Items from Operating Revenues.

The Compensation Committee approved 2019 STIP payout at 219.4% of target for corporate performance.
Long-Term Incentives
Long-Term Incentive (LTI) Plan for 2019
We believe that long-term incentives that balance performance-based opportunities with time-based opportunities help us achieve alignment of stockholder and executive officer interests by rewarding NEOs for the creation of sustained stockholder value and providing us with a means to retain and motivate high-caliber executive officers needed to achieve our desired performance goals. All long-term incentive awards are in the form of SISCO equity, either as time-based restricted stock units or performance-based restricted stock units that are settled after vesting in shares of SISCO stock.
Over the last several years, our approach to long-term incentives has evolved with our business strategy, feedback from our stockholders, and market trends. For 2019, we continued to place the heaviest emphasis on performance-based incentives, with two-thirds of the overall annual award vesting contingent upon the achievement of specified financial goals over a three-year performance period. The remaining third of the award is provided in the form of time-based restricted units that vest ratably in annual increments throughout the performance period based on continued service.
Performance-Based Incentive Award
The Compensation Committee believes a combination of relative and absolute metrics, as well as market and non-market measures, provide appropriate goals for our long-term incentive awards. Performance-based incentive awards use both a relative total shareholder return (“TSR”) compared to other publicly-held companies in the real estate sector (our performance comparator group provided in the table below) and an absolute measure of compound annual growth rate (“CAGR”) in book value plus cumulative dividends over the performance period (“Book Value”). Relative TSR provides an objective measure of market value creation during the performance period. Similarly, the Book Value measure provides an absolute measure of value creation independent of market condition over the same measurement period. The two metrics are equally weighted for 2019.
Performance Comparator Group for Total Shareholder Return
BBX Capital Corporation	KB Home	PulteGroup Inc.
Beazer Homes USA Inc.	Lennar Corp.	Radian Group Inc.
Century Communities Inc.	LGI Homes Inc.	RE/MAX Holdings Inc.
Comstock Holding Cos.	M/I Homes Inc.	Realogy Holdings Corp.
CoStar Group Inc.	Marcus & Millichap Inc.	Taylor Morrison Home Corp.
D.R. Horton Inc.	MDC Holdings Inc.	Toll Brothers Inc.
Fidelity National Financial	Meritage Homes Corp.	TRI Pointe Group Inc
First American Fin. Corp.	MGIC Investment Corp.	William Lyon Homes
Hovnanian Enterprises Inc.	New Home Company Inc.	Zillow Group Inc.
Investors Title Co.	NMI Holdings Inc.
Jones Lang LaSalle Inc.	NVR Inc.
The performance period for the awards is January 1, 2019 to December 31, 2021.
The Book Value metric is calculated as the change in book value per share over the performance period, plus dividends declared, expressed as a compound annual growth rate. The baseline period for the calculation is December 31, 2018, and the ending book value will be effective December 31, 2021.
The following table shows the percentage of 2019 performance-based restricted stock units that will vest based on the level of performance achieved. No awards will vest if performance does not exceed the threshold level. Twenty-five percent will vest if threshold performance is achieved, 100% will vest if target performance is achieved, and 225% of the units will vest if maximum performance is achieved. Vesting is capped at 225% in the case of maximum performance.
	2019 Performance-Based Long-Term Incentive Grant
	TSR vs. Real Estate Comparators		Book Value Per Share (CAGR)
	Level of Performance Achieved	Percentage Vesting	Level of Performance Achieved	Percentage Vesting
Threshold	40th percentile	25%	5%	25%
Target	50th percentile	100%	10%	100%
Maximum	80th percentile	225%	15%	225%
Performance levels between threshold, target, and maximum are interpolated.
Time-Based Incentive Award Units
Time-based equity awards are granted in the form of restricted stock units. These are intended to encourage the retention of our NEOs and align interests with stockholders by providing a continuing incentive to increase stockholder value. The realized value of the award depends on the Company’s share price at the time awarded units vest. Time-based restricted stock units represent one-third of each executive officer’s target long-term incentive value for 2019. The time-based restricted stock units vest in equal annual installments over three years from the grant date of the award.
2019 Target Annual Award Grants
The target award values of the long-term incentives awarded to each of our NEOs was expressed as a percentage of base salary as follows:
		Target Long-Term Incentives at Grant
NEO	Target Long-Term Incentives (as a % of Base Salary)	Relative Total Shareholder Return (TSR) Performance Units (1/3)	Book Value Performance Units (1/3)	Time-Based Units (1/3)	Total Units	Total Value
Matthew W. Morris	200%	9,521	9,521	9,521	28,563	$1,229,923
David C. Hisey	200%	7,141	7,141	7,141	21,423	$922,474
John L. Killea	100%	3,483	3,483	3,483	10,449	$449,934
John A. Magness	100%	3,570	3,570	3,570	10,710	$461,173
The target number of shares for Messrs. Morris, Hisey, Killea, and Magness is based on the target value divided by closing price of the stock ($43.06 on 02/07/2019) on the trading day before the grant date (02/08/2019).
Mr. Eppinger was hired in September and received a sign-on grant of 14,806 time-based restricted stock units with a grant value of  $499,999 which will cliff vest upon the completion of 3 years.
2017 Performance Share Grants
In 2017, our NEOs were granted performance shares which could be earned based upon our TSR performance relative to other publicly-held companies in the real estate sector through the end of 2019 and based upon an absolute measure of compound annual growth rate (“CAGR”) in book value plus cumulative dividends over the performance period .

The following table shows the relationship between performance achieved and shares earned as a percentage of target.
	TSR vs. Real Estate Comparators		Book Value Per Share (CAGR)
Performance	Level of Performance Achieved	Percentage Vesting	Level of Performance Achieved	Percentage Vesting
Threshold	40th percentile	25%	5%	25%
Target	50th percentile	100%	10%	100%
Maximum	80th percentile	225%	15%	225%
Actual Performance	12.1th percentile	0%	8.8%	82.2%
The Book Value shares were released on February 7, 2020, once performance was approved.
NEO	Target Number of Relative TSR Performance Shares	Payout Factor (% of Target)	Number of Shares Earned	Target Number of Book Value Performance Shares	Payout Factor (% of Target)	Number of Shares Earned
Matthew W. Morris	9,117	0%	0	9,117	82.2%	7,491
David C. Hisey(1)	2,771	0%	0	2,771	82.2%	2,276
John L. Killea	2,518	0%	0	2,518	82.2%	2,069

(1)
In 2017, Mr. Hisey was granted a prorated number of shares based on the number of full months worked in 2017.

Other Practices, Policies and Guidelines
Stock Ownership Guidelines
The Compensation Committee bases a large part of its compensation philosophy on aligning the interests of our executive officers with those of our stockholders. In 2017 the Company implemented stock ownership guidelines, as presented below.
Under the established stock ownership guidelines, the required levels of ownership as a multiple of salary is five times for the CEO and two times for other NEOs. These levels of ownership must be achieved within a five-year period from the latter of the date the guidelines became effective or the time an individual becomes an executive officer.
The Compensation Committee annually monitors stock ownership requirements and progress of executive officers toward achieving those guidelines. In making this determination, the Compensation Committee considers common stock deemed to be held in the Stewart 401(k) Savings Plan, common stock beneficially owned by the executive officer (but excluding options whether or not exercisable), and time-based restricted stock granted to the executive officer.
As of December 31, 2019, Messrs. Morris, Hisey, and Killea have achieved their respective guideline ownership levels.
Equity Award Policies
The Compensation Committee has a policy against making equity grants to our executive officers until any material non-public information has been disclosed to the public.
Claw back Policy
The Company and the Board reserve the right to recover (or “claw back”) from certain current and/or former executive officers any wrongfully earned performance-based compensation, including stock-based awards, under the following circumstances:

•
There is a restatement of Company financials due to material noncompliance with any financial reporting requirement;

•
The Board determines that the current or former executive officer has willfully committed an act of fraud, dishonesty or recklessness in the performance of his or her duties that contributed to the noncompliance that resulted in the requirement to restate Company financials; and

•
The cash incentive or performance-based equity compensation would have been less valuable than what was actually awarded or paid based upon the application of the correct financial results.

These provisions are designed to deter and prevent detrimental behavior and to protect our investors from financial misconduct.
Hedging and Pledging
Our insider trading policy prohibits any director or executive officer or any Section 16 Reporting Person from engaging in transactions designed to insulate them from changes in the Company’s stock price. Therefore, the Company has an anti-hedging policy that prohibits our directors, executive officers and Section 16 Reporting Persons from entering into transactions that include (without limitation) equity swaps or short sales of our securities, margin accounts or pledges of our securities, and hedges or monetization transactions involving our securities that are designed to hedge or offset any decrease in the market value of the Company’s securities. In addition, the purchase or sale of puts, calls, options, or other derivative securities based on the Company’s securities is prohibited under this policy and borrowing against any account in which our securities are held is prohibited.
Health and Welfare Plans
Our executive officers, along with all other associates, are eligible to participate in our medical, dental, vision, life, accidental death and disability, long-term disability, short-term disability, and other applicable employee benefits. In addition, our executive officers and other key personnel are provided an executive benefit plan that consists of additional company-paid long-term disability and group variable life insurance basic coverage.
Defined Contribution Plan
The primary tax qualified long-term compensation plan we have for our employees in the United States is the Stewart 401(k) Savings Plan. Our executive officers participate in this plan on the same terms as our other associates.
Deferred Compensation Plan
The Company established the Stewart Information Services Corporation 1999 Salary Deferred Compensation Plan (“Deferred Compensation Plan”), effective January 1, 1999, and amended and restated it on January 1, 2005, in order to comply with Section 409A of the IRC, and the final regulations thereunder, and further amended and restated it on August 27, 2009 and January 1, 2018. The Deferred Compensation Plan is a nonqualified, elective, deferred compensation plan designed to supplement any existing qualified plans and provide an extra financial benefit to key personnel and highly compensated employees. The Company supports this plan as an additional method for key personnel and highly compensated employees to plan for retirement. Assets are held in a separate rabbi trust to pay plan benefits. Rabbi trust assets are subject to the claims of creditors of the Company in the event of bankruptcy. None of the NEOs contributed to this plan in 2019.
Separation Agreement with Mr. Magness
On December 12, 2019, the Company announced that it entered into a Separation Agreement and Release (the “Separation Agreement”) with Mr. Magness under which he would receive, on or before December 31, 2019, a cash payment of  $2,750,000, less $708,333.33 in attorneys’ fees. This payment was made to Mr. Magness on December 31, 2019, at which time his employment with the Company ceased. The separation agreement also provided for a mutual release of claims between Mr. Magness and the Company and includes customary confidentiality provisions and certain employee non-solicitation restrictions. Mr. Magness’ severance compensation is reported in the “Summary Compensation Table.” The separation agreement provided that Mr. Magness would forfeit his unvested equity and therefore did not result in any incremental equity compensation cost for accounting purposes and, as such, no additional amounts are reported in the “Summary Compensation Table” and the “Grants of Plan-Based Awards” table as a result of accelerated vesting.
Separation Agreement with Mr. Morris
On January 15, 2020, the Company announced the departure of Mr. Morris. Mr. Morris and the Company entered into a Separation Agreement and Release (the “Separation Agreement”) consistent with the terms of his Amended and Restated Employment Agreement entered into as of January 1, 2016. The Separation Agreement provides for customary mutual general release of claims, as well as certain confidentiality, non-disclosure, non-solicitation and non-disparagement obligations. Subsequent to standard applicable revocation periods and consistent with the Restated Employment Agreement, the Company will pay Mr. Morris (i) a severance payment of  $1,230,000.00 less applicable payroll taxes, (ii) a payment equal to $1,230,000.00 reflecting an amount two times Mr. Morris’ target payment amount for fiscal year 2020 under the STIP and (iii) a payment equal to $1,349,151 reflecting Mr. Morris’ calculated 2019 STIP bonus. The Separation Agreement also provides (i) that all unvested grants issued pursuant to the Company’s Long Term Incentive Plan will be subject to special pro-rata vesting and (ii) that the Company will continue medical coverage under Mr. Morris’ currently elected medical coverage plan in accordance with the continuation requirements of COBRA for a period of time not to exceed 12 months or until Mr. Morris obtains coverage through another employer.
In connection with his departure, the Company also entered into a short-term Professional Services Agreement (the “Consulting Agreement”) effective January 15, 2020. Under the terms of the Consulting Agreement, Mr. Morris will assist the Company with various transition and consulting services, for which he will earn a monthly fee of  $25,000. The Consulting Agreement is terminable by either party upon 15-day written notice.
Executive Officer Employment Agreements
The Board has approved, based on the recommendation of the Compensation Committee, the provision of certain post-termination benefits to our executive officers to obtain the benefits of their services and attention to our affairs. In exchange for the benefits we provide under each agreement, our executive officers are required to agree to certain confidentiality, non-competition, and non-solicitation covenants which our Compensation Committee believes are valuable to us when an executive officer’s employment terminates. In addition, the Compensation Committee believes that we should provide an inducement for our executive officers to remain in the service of our Company in the event of any proposed or anticipated change in control of our Company in order to facilitate an orderly transition, without placing the executive officer in a position where he or she is concerned about being terminated without compensation in connection with such a transaction.
The employment agreements articulate the terms and conditions of an executive officer’s employment with the Company, including termination provisions and applicable restrictive covenants. Generally, each agreement contains the following provisions:
•
Term:   one-year employment term for executive officers. Following the completion of the initial term, each agreement will automatically be extended annually for a one-year term, unless at least ninety days prior to the applicable renewal date either party gives written notice that the term should not be further extended after the next termination date. Mr. Eppinger has an employment term concluding on December 31, 2022. Following the completion of the initial term for Mr. Eppinger, the agreement will automatically be extended annually for one-year terms, unless at least ninety days prior to the applicable renewal date either party gives written notice that the term should not be further extended after the next termination date. Mr. Killea is under a three-year employment term expiring on November 6,

2020. Following the completion of the initial term for Mr. Killea, the agreement will automatically be extended annually for one-year terms, unless at least thirty days prior to the applicable renewal date either party gives written notice that the term should not be further extended after the next termination date.
•
Salary:   initial annual base salary, subject to annual review and increase by the Board.

•
Short-Term Incentive and Long-Term Incentive Participation:   opportunity to participate in the Company’s short-term incentive and long-term incentive plans are subject to annual review by the Compensation Committee. No guaranteed amounts are paid under either our short-term incentive or long-term incentive plans, except as set forth in any accelerated vesting provisions of the respective agreements.

•
Benefit Plan Participation:   opportunity to participate in other Benefits offered to employees such as group life, medical plan, and other fringe benefits.

•
Perquisites:   perquisites include normal paid association and membership dues, executive development up to $5,000, and additional executive life insurance and disability benefits for all NEOs. Mr. Eppinger received a monthly housing allowance. Mr. Morris received country club dues. Messrs. Morris, Killea, and Lessack received monthly auto allowances. Mr. Lessack received tax preparation services. These are described in more detail in the “All Other Compensation” section.

•
Severance and Change in Control Provisions:   described in more detail in the “Potential Payments upon Termination or Change in Control” section.

•
Additional Stockholder-Friendly Requirements:   minimum Company stock ownership requirements and restricted covenants including confidentiality, non-competition, and non-solicitation.

The Compensation Committee believes the employment agreements provide assurance to the executive officers by articulating employment terms not subject to change except by annual action.

EXECUTIVE COMPENSATION
Summary of Compensation
The following table summarizes compensation information for each of our NEOs for the three years ended December 31, 2019, for each year they were NEOs.
Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	SEC Total
Frederick H. Eppinger(4) Chief Executive Officer	2019	$264,263		$499,999	$776,946	$15,910	$1,557,118
Matthew W. Morris President	2019	$615,000		$1,229,923	$1,349,151	$104,338	$3,298,412
	2018	$600,000	$223,709	$1,199,938	$376,291	$118,198	$2,518,136
	2017	$600,000	$300,000	$1,199,888		$39,406	$2,139,294
David C. Hisey Chief Financial Officer, Secretary, and Treasurer	2019	$461,250		$922,474	$1,011,863	$22,681	$2,418,268
	2018	$450,000	$167,782	$899,921	$282,218	$165,758	$1,965,679
	2017	$150,000	$300,000	$899,907		$8,174	$1,358,081
John L. Killea President, Chief Legal Officer and Chief Compliance Officer	2019	$450,000		$449,934	$987,184	$61,401	$1,948,518
	2018	$450,000	$167,782	$449,895	$282,218	$101,522	$1,451,417
	2017	$399,308	$300,000	$1,081,379		$60,127	$1,840,814
John Magness Group President	2019	$461,250		$461,173		$2,769,070	$3,691,493
	2018	$450,000		$449,895	$450,000	$13,892	$1,363,787
Steven M. Lessack(5) Group President	2019	$563,750	$200,000		$723,011	$142,365	$1,629,126

(1)
Represents grant date fair value of stock awards granted in the designated year completed in accordance with FASB ASC Topic 718. For additional information regarding such computations and any related assumptions, see Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019. More information on fiscal 2019 Stock Awards is set forth in “Compensation Discussion and Analysis — Elements of 2019 NEO Compensation — Long-term Incentives” and in “Grants of Plan-Based Awards” below.

(2)
The dollar amounts listed represent cash incentive awards paid to the NEOs. More information on fiscal 2019 Non-Equity Incentive Plan Compensation is set forth in “Compensation Discussion and Analysis — Elements of 2019 Named Executive Officer Compensation,” and “Compensation Discussion and Analysis — 2019 Performance Metrics, Goals, Results, and Bonus Payouts.”

(3)
See the following table captioned “All Other Compensation.”

(4)
Following his hire on September 9, 2019, Mr. Eppinger was granted a one-time Restricted Stock Unit award with a 3-year cliff vesting. Compensation reflected in the table above does not include fees or stock awards Mr. Eppinger received as a director of the Company in 2019 which has been disclosed in the Compensation of Directors section below.

(5)
Mr. Lessack received a discretionary bonus for taking over the Direct Operations and Relocation Services Business Units in addition to his existing leadership over Commercial Services, Asset Preservation, Stewart Insurance and Risk Management, and International Operations.

All Other Compensation
Item	Frederick H. Eppinger	Matthew W. Morris	David C. Hisey	John L. Killea	Steven M. Lessack	John A. Magness
Other Compensation
Life Insurance(1)		$1,572	$3,231	$7,062	$88,563	$3,737
Long-term Disability Insurance Premiums – UNUM IDI	$838	$4,500	$5,745	$7,541	$4,871	$4,715
Long-term Disability Insurance Premiums Group Basic LTD	$56	$318	$318	$318		$303
Restricted Stock Dividends		$67,492	$4,987	$29,680	$12,197	$1,915
Severance(2)						$2,750,000
401(k) Matching Contribution	$6,375	$8,400	$8,400	$8,400	$8,400	$8,400
Tax Preparation Services					$16,334
Perquisites
Auto allowance		$12,000		$8,400	$12,000
Country Club Dues		$10,056
Housing Allowance	$8,641
Total	$15,910	$104,338	$22,681	$61,401	$142,365	$2,769,070

(1)
For Mr. Lessack, this includes $10,176 for executive group life insurance premiums, $3,040 for imputed income (PS 58/38) for split dollar life insurance and $75,347 for the settlement of his split dollar life insurance policy.

(2)
In accordance with Mr. Magness’ separation agreement, he received a lump-sum cash payment of $2,750,000 (of which $708,333 was paid as attorney’s fees to his counsel).

Grants of Plan-Based Awards
The following table sets forth information concerning individual grants of plan-based equity and non-equity awards for the year ended December 31, 2019.
	2019 Grant Date	Short-Term Incentive Plan Awards			Performance-Based Long-Term Incentive Plan Awards			Time Based Long-Term Incentive Plan Awards	Grant Date Fair Value of LTI Awards
Name		Threshold	Target	Maximum	Threshold	Target	Maximum
Frederick H. Eppinger	Sep 9(1)	$88,541	$354,165	$796,871				14,806	$499,999
Matthew W. Morris	Jan 1(2)	$153,750	$615,000	$1,383,750
	Feb 8(3)				4,760	19,042	42,844		$819,949
	Feb 8(4)							9,521	$409,974
David C. Hisey	Jan 1(2)	$115,313	$461,250	$1,037,813
	Feb 8(3)				3,570	14,282	32,134		$614,983
	Feb 8(4)							7,141	$307,491
John L. Killea	Jan 1(2)	$112,500	$450,000	$1,012,500
	Feb 8(3)				1,740	6,966	15,672		$299,956
	Feb 8(4)							3,483	$149,978
Steven M. Lessack(5)	Jan 1(2)	$461,148	$563,750	$768,955
John A. Magness	Jan 1(2)	$115,313	$461,250	$1,037,813
	Feb 8(3)				1,784	7,140	16,064		$307,448
	Feb 8(4)							3,570	$153,724

(1)
Reflects 2019 Short-term Incentive Award and 2019 Long-term Sign-on Restricted Stock Award for Mr. Eppinger. The incentive target for Mr. Eppinger was prorated based on his hire date. Compensation reflected in the table above does not include fees or stock awards Mr. Eppinger received as a director of the Company in 2019 which has been disclosed in the Compensation of Directors section below.

(2)
Reflects 2019 Short-term Incentive Award. More information on fiscal 2019 Non-Equity Incentive Plan Awards is set forth in “Compensation Discussion and Analysis — 2019 Performance Metrics, Goals, Results, and Bonus Payouts.”

(3)
Reflects Long-term Performance Share Award for Messrs. Morris, Hisey, Killea, and Magness. The grant date fair value is the closing price of the stock ($43.06 on 02/07/2019) on the trading day before the grant date (02/08/2019). This grant has a three-year performance period. More information on fiscal 2019 Equity Incentive Plan Awards is set forth in “Compensation Discussion and Analysis — Long-Term Incentive Plan for 2019.”

(4)
Reflects Long-term Incentive Restricted Stock Award for Messrs. Morris, Hisey, Killea, and Magness. The grant date fair value is the closing price of the stock ($43.06 on 02/07/2019) on the trading day before the grant date (02/08/2019) for these time-based awards. This grant has time-based vesting and ratably vests over three years. More information on fiscal 2019 Equity Incentive Plan Awards is set forth in “Compensation Discussion and Analysis — Long-Term Incentive Plan for 2019.”

(5)
Mr. Lessack was not granted plan-based equity awards in 2019.

Stock Vested
The following table includes (1) time-based shares granted in 2017 and 2018 that vested in the 2019 calendar year, and (2) performance-based shares granted in 2017 tied to Book Value that vested on December 31, 2019 and were delivered on February 7, 2020 to Messrs. Morris, Hisey, and Killea. Performance-based shares granted in 2017 tied to Total Shareholder Return did not vest.
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting
Matthew W. Morris	13,607	$559,362
David C. Hisey	5,508	$222,282
John L. Killea	8,192	$337,105
John A. Magness	1,375	$57,865
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth certain information concerning the outstanding equity awards held by each of our NEOs for the year ended December 31, 2019.
This table includes performance-based stock granted in 2018 and 2019, and time-vested restricted stock awards or units granted in 2017, 2018 and 2019. The performance shares granted in 2018 and 2019 have vesting dates of December 31, 2020 and December 31, 2021, respectively. The closing price on December 31, 2019, the last trading day in 2019, was $40.79.
Name	Number of Time-Based Shares or Units That Have Not Vested	Market Value of Time-Based Shares or Units That Have Not Vested	Number of Performance-Based Shares or Units That Have Not Vested	Market Value of Performance-Based Shares or Units That Have Not Vested
Frederick H. Eppinger(1)	14,806	$603,937
Matthew W. Morris(2)	18,714	$763,344	37,504	$1,529,788
David C. Hisey	29,309	$1,195,514	28,128	$1,147,341
John L. Killea	19,543	$797,159	13,888	$566,492

(1)
Outstanding equity reflected in the table above does not include stock awards Mr. Eppinger received as a director of the Company which has been disclosed in the Compensation of Directors section below.

(2)
In accordance with his employment agreement, Mr. Morris forfeited 7,503 time-based shares and 15,774 performance-based shares following his separation from the Company effective January 15, 2020.

Nonqualified Deferred Compensation Plans
The Company established the Deferred Compensation Plan as described on page 39. The following table outlines contributions and balances as of December 31, 2019.
Name	2019 NEO Contributions	2019 Change in Account Value(1)	2019 Withdrawals	Ending Balance as of 12/31/19
Matthew W. Morris	$0	$42,404	$0	$216,390
John L. Killea	$0	$27,100	$0	$159,981

(1)
Plan investments generated positive returns in 2019 due to positive market performance.

Potential Payments upon Termination or Change in Control
Each of the NEOs (or their beneficiaries) are entitled to certain payments upon termination of employment. The table below represents the payments owed under each termination category.
Payments(1)	Death	Disability	Retirement(2)	Involuntary Termination without “Cause” or Voluntary Resignation for “Good Reason”(2)	Involuntary Termination without “Cause” or Voluntary Resignation for “Good Reason” in connection with Change in Control(2)
Accrued Amounts(3)	Yes	Yes	Yes	Yes	Yes
Retirement or Severance Payments	Not applicable	Not applicable	None for CEO; 1 times base salary for other NEOs	2 times base salary for CEO; 1 times base salary for other NEOs	2 times base salary for all NEOs
Short-Term Incentive	Prorated incentive target for full months employed	Prorated incentive target for full months employed	None for CEO; 1 times incentive target for other NEOs	1 times incentive target for Mr. Lessack; None for other NEOs	2 times incentive target for all NEOs
Time-Based Long-Term Incentive	Delivered per vesting schedule on a pro-rata basis	Delivered per vesting schedule on a pro-rata basis	None for CEO; Delivered per vesting schedule without proration for other NEOs	Delivered per vesting schedule on a pro-rata basis	Accelerated and fully vested at target(4)
Performance-Based Long-Term Incentive	Delivered per vesting schedule on a pro-rata basis, upon attainment of performance criteria	Delivered per vesting schedule on a pro-rata basis, upon attainment of performance criteria	None for CEO; Delivered per vesting schedule on a pro-rata basis, upon attainment of performance criteria for other NEOs	Delivered per vesting schedule on a pro-rata basis, upon attainment of performance criteria	Accelerated and fully vested at target(4)
COBRA Continuation (Medical Insurance)	Not applicable	Employer paid portion up to 12 months	None for CEO; Employer paid portion up to 12 months for other NEOs	Employer paid portion up to 18 months for CEO; 12 months for other NEOs	Employer paid portion up to 18 months for CEO; 12 months for other NEOs
Outplacement Services	Not applicable	Not applicable	Not applicable	None for CEO and Mr. Lessack; Up to $10,000 for other NEOs	None for CEO and Mr. Lessack; Up to $10,000 for other NEOs

(1)
The table reflects CEO payments upon termination for Mr. Eppinger who was the CEO on December 31, 2019.

(2)
A general release of claims is required in exchange for payments made for a termination tied to retirement, involuntary termination without cause, voluntary resignation for good reason, or in connection with a change in control.

(3)
As of the date of termination, any accrued but unpaid base salary, accrued but unused vacation time, earned but unpaid short-term incentive and long-term incentive payments for the prior fiscal year, vested employee benefits (401(k) Plan) and expenses entitled for reimbursement are collectively known as “Accrued Amounts”. This payment applies to all types of terminations except termination for “Cause”.

(4)
In case of a change in control without a resulting termination, in exchange for a general release of claims, the NEO is entitled to full vesting of equity awards at target under the 2014 Long-Term Incentive Plan and predecessor plans. Under the 2018 Incentive Plan, all future grants will require a “double trigger” to accelerate or modify vesting conditions after a change in control, requiring both a change in control event and a qualifying termination of employment before any vesting will be accelerated.

All NEOs are required to sign a document obligating confidentiality, as well as a 12-month non-competition and non-solicitation covenant. If the NEOs violate any provisions, they forfeit all unvested awards and incentive plan benefits.
In addition to the payments and provisions above, if Mr. Hisey’s employment is terminated without “Cause” within one year of the Company naming a new CEO, he will be entitled to an amount equal to his target short-term incentive, all unvested 2017 long-term incentives accelerated and fully vested at target, unvested 2018 and future time-based long-term incentives delivered as per the vesting schedule on a pro-rata basis, and unvested 2018 and future performance-based long-term incentives delivered as per the vesting schedule on a pro-rata basis, upon attainment of performance criteria. If Mr. Hisey were to voluntarily terminate his employment for “Good Reason” within 180 days of the Company naming a new CEO, he will be entitled to all unvested long-term incentives delivered as per the vesting schedule on a pro-rata basis, except for the one-time sign-on grant in 2017, which will be forfeited.
In addition to the payments and provisions above, if Mr. Eppinger and the Company agree to mutually separate upon the conclusion of the employment term on December 31, 2022, he will be entitled to his unvested time-based long-term incentives delivered as per the vesting schedule, and unvested performance-based long-term incentives delivered as per the vesting schedule, upon attainment of performance criteria.
The tables below show details of payout amounts under each termination category, if they would have occurred on December 31, 2019. Long-term incentive values reflect the closing price of SISCO stock of  $40.79 on December 31, 2019 multiplied by the target number of unvested shares/units for each NEO. Long-term incentive forfeiture provisions and pro-rata calculations have been incorporated as applicable.
Frederick H. Eppinger	Death	Disability	Retirement(1)	Involuntary Termination without “Cause” or Voluntary Resignation for “Good Reason”	Involuntary Termination without “Cause” or Voluntary Resignation for “Good Reason” in connection with Change in Control	Change in Control without Termination
Cash Severance or Retirement Payments				$1,700,000	$1,700,000
Short-Term Incentive	$354,165	$354,165		$708,330	$708,330
COBRA Continuation (Medical Insurance)		$17,095		$25,642	$25,642
Total	$354,165	$371,260	$0	$2,433,972	$2,433,972	$0

(1)
As of December 31, 2019, per his employment agreement Mr. Eppinger was not eligible for retirement benefits and would therefore not receive any payments under that termination category.

Matthew W. Morris	Death	Disability	Retirement(1)	Involuntary Termination without “Cause” or Voluntary Resignation for “Good Reason”	Involuntary Termination without “Cause” or Voluntary Resignation for “Good Reason” in connection with Change in Control	Change in Control without Termination
Cash Severance or Retirement Payments				$1,230,000	$1,845,000
Short-Term Incentive	$615,000	$615,000		$1,230,000	$1,845,000
Time-Based Long-Term Incentive	$452,076	$452,076		$452,076	$763,344	$763,344
Performance-Based Long-Term Incentive	$886,367	$886,367		$886,367	$1,529,788	$1,529,788
COBRA Continuation (Medical Insurance)		$19,016		$19,016	$19,016
Total	$1,953,442	$1,972,459	$0	$3,817,459	$6,002,149	$2,293,132

(1)
As of December 31, 2019, Mr. Morris was not retirement eligible due to his age and would therefore not receive any payments under that termination category.

David C. Hisey	Death or Disability	Retirement(1)	Involuntary Termination without “Cause” or Voluntary Resignation for “Good Reason”	Involuntary Termination without “Cause” or Voluntary Resignation for “Good Reason” in connection with Change in Control	Change in Control without Termination	Involuntary Termination without “Cause” in connection with Change of CEO(2)	Voluntary Resignation for “Good Reason” in connection with Change of CEO(3)
Cash Severance or Retirement Payments			$461,250	$922,500		$461,250	$461,250
Short-Term Incentive	$461,250			$922,500		$461,250
Time-Based Long-Term Incentive	$875,109		$875,109	$1,195,514	$1,195,514	$964,643	$281,614
Performance-Based Long-Term Incentive	$664,795		$664,795	$1,147,341	$1,147,341	$664,795	$664,795
Outplacement Services			$10,000	$10,000		$10,000	$10,000
Total	$2,001,154	$0	$2,011,154	$4,197,855	$2,342,855	$2,561,938	$1,417,660

(1)
As of December 31, 2019, Mr. Hisey was not retirement eligible due to his age and therefore would not receive any payments under that termination category.

(2)
All unvested long-term incentives granted in 2017 will accelerate and fully vest at target if Mr. Hisey is terminated without “Cause” in connection with a change in CEO. Unvested long-term incentives granted in 2018 or later will be delivered as per the vesting schedule on a pro-rata basis.

(3)
Mr. Hisey would forfeit all unvested time-based long-term incentives from his 2017 sign-on grant if “Good Reason” is triggered in connection with a change in CEO.

John L. Killea	Death(1)	Disability(1)	Retirement(2)	Involuntary Termination without “Cause” or Voluntary Resignation for “Good Reason”(1)	Involuntary Termination without “Cause” or Voluntary Resignation for “Good Reason” in connection with Change in Control(3)	Change in Control without Termination(2)
Cash Severance or Retirement Payments			$450,000	$450,000	$900,000
Short-Term Incentive	$450,000	$450,000	$450,000		$900,000
Time-Based Long-Term Incentive	$415,650	$415,650	$529,699	$415,650	$797,159	$529,699
Performance-Based Long-Term Incentive	$329,991	$329,991	$329,991	$329,991	$566,492	$566,492
COBRA Continuation (Medical Insurance)		$7,253	$7,253	$7,253	$7,253
Outplacement Services				$10,000	$10,000
Total	$1,195,641	$1,202,894	$1,766,943	$1,212,894	$3,180,903	$1,096,190

(1)
Mr. Killea would forfeit all unvested time-based long-term incentives from his November 2017 retention grant.

(2)
All unvested time-based long-term incentives continue to vest as scheduled. All unvested time-based long-term incentives from his November 2017 retention grant would be forfeited.

(3)
Unvested time-based long-term incentives from Mr. Killea’s November 2017 retention grant will accelerate and fully vest at target upon “double trigger”.

Steven M. Lessack	Death	Disability	Retirement	Involuntary Termination without “Cause” or Voluntary Resignation for “Good Reason”	Involuntary Termination without “Cause” or Voluntary Resignation for “Good Reason” in connection with Change in Control	Change in Control without Termination
Cash Severance or Retirement Payments			$563,750	$550,000	$550,000
Short-Term Incentive	$563,750	$563,750	$500,000
COBRA Continuation (Medical Insurance)		$7,313		$7,313	$7,313
Total	$563,750	$571,063	$1,063,750	$557,313	$557,313	$0

Compensation of Directors
Our directors received fees as follows during the year ended December 31, 2019:
Name	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation(2)	Total
Arnaud Ajdler	$69,000	$60,000	$1,000	$130,000
Thomas G. Apel	$147,000	$60,000	$5,000	$212,000
C. Allen Bradley, Jr.	$70,500	$60,000	$4,000	$134,500
James Chadwick	$74,000	$60,000	$1,000	$135,000
Glenn C. Christenson	$99,500	$60,000	$3,000	$162,500
Robert L. Clarke	$53,000	$106,000	$0	$159,000
Frederick H. Eppinger(3)	$30,500	$106,000	$4,000	$140,500
Karen R. Pallotta(4)	$17,753	$26,360	$0	$44,113
Manolo Sanchez(4)	$17,753	$26,360	$0	$44,113

(1)
The annual stock award to non-management directors elected at the 2019 annual meeting of stockholders was valued based on the market value per share of Common Stock at the close of business on June 19, 2019.

(2)
Directors who reside outside of the state receive a travel fee of  $1,000 for attendance at in-person meetings. In the event a director must travel from out of state, an additional $1,000 fee is paid for each time they travel for a Board meeting.

(3)
Effective September 9, 2019, Frederick Eppinger was appointed CEO of the Company, and as such was no longer an independent director, and received no further director fees for the year.

(4)
On December 12, 2019, Arnaud Ajdler and James Chadwick resigned from the Board of Directors, and the Board of Directors appointed Karen R. Pallotta and Manolo Sanchez as new directors of the Company. Ms. Pallotta and Mr. Sanchez received annual director retainers pro-rated to May 20, 2020.

Compensation for our non-management directors for 2019 consisted of cash compensation for annual retainers and meeting fees for all Board members and Committee Chairs, equity compensation consisting of stock awards, and certain other compensation. Each of the current components of our non-management director compensation is described in more detail below. In 2019, we paid annual retainers to Board members and Committee Chairs as follows:
•
Board cash retainer of  $40,000

•
Board restricted stock retainer of  $60,000, which will vest on the date of the 2020 annual stockholders meeting

•
Chairman of the Board cash retainer of  $70,000

•
Committee Chair cash retainers in the following amounts:

◦
Audit — $15,000

◦
Compensation — $10,000

◦
Nominating and Corporate Governance — $10,000

•
Meeting fees in the following amounts:

•
Board of Directors — $3,000 in-person/$2,000 telephonic

◦
Audit — $2,500

◦
Compensation — $2,000

◦
Nominating and Corporate Governance — $2,000

Directors have the option to take their entire retainer in stock. They must notify the Secretary of such election by January 31 of each year. If they choose this option, they will be granted a 15 percent bonus on the portion that would otherwise be paid in cash, payable in stock only. In addition, we reimburse reasonable expenses incurred for attendance at Board and Committee meetings.
Please see the Corporate Governance section on page 14 for information concerning stock ownership guidelines for directors.
CEO Pay Ratio Disclosure
The pay ratio has been calculated using CEO total compensation as a multiple of our median employee’s total compensation. Mr. Morris’ 2019 total compensation, as disclosed in the Summary Compensation Table on page 42, was utilized for this calculation since he served as the CEO of the Company through September 2019 and subsequently, the President of the Company for the rest of the year. The following methodology was used to calculate the median employee total compensation:
•
Our total employee population is 6,011 employees on December 31, 2019. We included 216 employees in Canada and 113 employees in Costa Rica but excluded a total of 234 foreign employees from other countries equating to less than 5% of our total population. Our resulting dataset represents 5,777 employees. Compensation paid to employees in Canadian Dollars and Costa Rican Colones was converted to U.S. dollars using exchange rates on December 31, 2019.

•
Calculated total compensation in accordance with Item 402(c)(2)(x) of Regulation S-K (the same way total compensation was calculated for our CEO in the Summary Compensation Table) for each employee and annualized the total compensation for any employee who worked less than a full year, based on the number of days they were employed in FY 2019.

Based on the foregoing, our Chief Executive Officer’s annual total compensation was 54.1 times that of the median of the annual total compensation of all employees. If the total target compensation of Mr. Eppinger, our new CEO, was used for the calculation, the CEO pay ratio would be 62.9.
We believe the pay ratio disclosed above is a reasonable estimate calculated in accordance with SEC rules, based on our records and the methodology described above. The SEC rules for identifying the median employee and calculating the pay ratio allow companies to use a variety of methodologies and apply various assumptions. The application of various methodologies may result in significant differences in the results reported by SEC reporting companies. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio we report above.
COMPENSATION COMMITTEE REPORT
To the Board of Directors of Stewart Information Services Corporation:
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section of the proxy statement with the Company’s management and, based on that review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
Members of the Compensation Committee
Glenn C. Christenson, Chair
Thomas G. Apel
Karen R. Pallotta
Dated: April 17, 2020

PROPOSAL NO. 2

ADVISORY VOTE REGARDING THE COMPENSATION OF
STEWART INFORMATION SERVICES CORPORATION’S
NAMED EXECUTIVE OFFICERS
The Compensation Discussion and Analysis beginning on page 24 of this proxy statement describes the Company’s executive compensation program and the compensation decisions made by the Compensation Committee and the Board of Directors for 2019 with respect to our CEO and other executive officers named in the Summary Compensation Table on page 42 (whom we refer to as the NEOs). The Board of Directors is asking stockholders to cast a non-binding advisory vote on the following resolution:
“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s executive officers named in the Summary Compensation Table, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the executive compensation tables and the related footnotes and narrative accompanying the tables).”
The Board of Directors is asking stockholders to support this proposal. While the advisory vote we are asking you to cast is non-binding, the Compensation Committee and the Board of Directors value the views of our stockholders and will take into account the outcome of the vote when considering future compensation decisions for our NEOs.
YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE ADVISORY RESOLUTION REGARDING THE COMPENSATION OF STEWART INFORMATION SERVICES CORPORATION’S NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF
KPMG LLP
AS STEWART INFORMATION SERVICES CORPORATION’S
INDEPENDENT AUDITORS FOR 2020
KPMG LLP served as our principal independent auditors for our fiscal year ended December 31, 2019. Our Audit Committee has reappointed KPMG LLP as our principal independent auditors for our fiscal year ending December 31, 2020. Our stockholders are being asked to vote to ratify the appointment of KPMG LLP. If the stockholders do not ratify the appointment, the Audit Committee will reconsider its selection of KPMG LLP and will either continue to retain this firm or appoint new independent auditors. Even if the appointment is ratified, the Audit Committee may, in its discretion, appoint different independent auditors at any time during the year if it determines that such a change would be in the Company’s and the stockholders’ best interests. We expect representatives of KPMG LLP to be present at the 2020 Annual Meeting with the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions.
Audit and Other Fees
The following table sets forth the aggregate fees billed for professional services rendered by KPMG LLP for each of our last two fiscal years:
	Year Ended December 31
	2019	2018
Audit fees(1)	$1,940,505	$1,920,375
Audit-related fees	—	180,000
Tax fees(2)	—	40,000
All other fees(3)	59,600	—

(1)
Fees for the audit of our annual financial statements, the audit of the effectiveness of our internal controls over financial reporting, review of financial consolidated statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements for the fiscal years shown.

(2)
Fees for professional services rendered by KPMG LLP primarily for tax compliance, tax advice and tax planning.

(3)
Fees for independence requirements attest report related to Stewart Valuation Services.

The Audit Committee must preapprove all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditors. Since May 6, 2003, the effective date of the SEC’s rules requiring preapproval of audit and non-audit services, 100% of the services identified in the preceding table were preapproved by the Audit Committee. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that the subcommittee will present all decisions to grant preapprovals to the full Audit Committee at its next scheduled meeting.
YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS STEWART INFORMATION SERVICES CORPORATION’S INDEPENDENT AUDITORS FOR 2020.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Board has established an Audit Committee (the “Committee”) of independent directors, which operates under a written charter adopted by the Board on April 28, 2017. The Charter is reviewed annually and is available in the “Corporate Governance” section of our web site at stewart.com/corporate-governance.
The Committee currently consists of four members: Robert L. Clarke, Glenn C. Christenson (who is not standing for re-election to the Board of Directors at the 2020 Annual Meeting), C. Allen Bradley and Manuel Sánchez, each of whom possesses the necessary levels of financial literacy required to enable him to serve, and Messrs. Clarke, Christenson, Bradley and Sánchez qualify as Committee Financial Experts. For more information on Committee member qualifications and credentials, please see “Proposal 1 — Election of Directors — Director Nominees” on page 9 above. A more detailed discussion of the Committee, including the number of meetings and attendance, is provided above under “Committees of the Board of Directors.”
The Company’s management team has primary responsibility for preparing the consolidated financial statements and for the Company’s financial reporting process. The Company’s independent registered public accountants, KPMG LLP, are responsible for expressing an opinion on the Company’s consolidated financial statements, and whether such financial statements are presented fairly in accordance with U.S. generally accepted accounting principles.
Under its charter, the primary function of the Committee is to assist the Board in fulfilling its oversight responsibilities as to, among other duties: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the performance of the internal audit function of the Company; (vi) the Company’s financial and operational risk management; (v) the Company’s information technology security protections and procedures; and (vi) the Board’s evaluation and control of the Company’s risk profile.
Each year, the Committee reviews and evaluates the qualifications, performance and independence of the independent registered public accountants and lead partner, including taking into account the opinions of management. In doing so, the Committee considers a number of factors including, but not limited to: quality of services provided; technical expertise and knowledge of the industry; effective communication, objectivity and independence; and the potential impact of changing independent registered public accountants. Further, the Committee selects from a pool of proposed candidates for lead partner of the independent registered public accountants who generally rotates every five years in accordance with SEC rules. The current lead partner was engaged in 2019. Based on its evaluation, the Committee believes that it is in the best interest of the Company and its stockholders to continue retention of KPMG, LLP (“KPMG”) as our independent registered public accountants.
The Committee reviews with the independent registered public accountants the scope of the external audit engagement, and oversees the internal audit, ethics and compliance functions, and regularly reviews the financial results prior to earnings announcements. The Committee regularly meets with the independent registered public accountants, the internal auditors, and the Chief Legal Officer, with and without management present, to discuss the results of their examinations and evaluations.
In this context, the Committee hereby reports as follows:
1.
The Committee has reviewed and discussed the audited financial statements with the Company’s management.

2.
The Committee has discussed with the independent registered public accountants the matters required to be discussed under the applicable rules adopted by the Public Company Accounting Oversight Board (PCAOB).

3.
The Committee has received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the PCAOB regarding the independent registered accountants’ communications with the Committee concerning independence and has discussed with the independent registered public accountants the independence of the registered public accountants.
4.
Based on the review and discussions referred to in paragraphs (1) through (3) above, the Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the Securities and Exchange Commission.

Each of the members of the Committee is “independent” as defined under the listing standards of the NYSE.
The undersigned members of the Committee have submitted this report:
Robert L. Clarke, Chair
Glenn C. Christenson
C. Allen Bradley, Jr.
Manuel Sánchez
Dated: February 20, 2020

PROPOSAL NO. 4

APPROVAL OF THE STEWART INFORMATION SERVICES CORPORATION
2020 INCENTIVE PLAN
On April 17, 2020, the Board of Directors unanimously adopted the Stewart Information Services Corporation 2020 Incentive Plan (the “Incentive Plan”), subject to the approval of the Company’s stockholders at the 2020 Annual Meeting. If approved, the Incentive Plan will become effective as of June 4, 2020. The Incentive Plan is provided as Appendix 1 to this proxy statement.
Existing awards under the Company’s current equity incentive plan, the Stewart Information Services Corporation 2018 Incentive Plan, and the 2014 Incentive Plan will remain in full force and effect in accordance with each plan’s terms. No new awards will be made under the 2018 Incentive Plan after approval of the Incentive Plan by stockholders.
Stockholder approval of the Incentive Plan is required under the rules of the NYSE. The Company is also asking the stockholders to approve the Incentive Plan for purposes of Section 421 of the IRC.
Description of the Incentive Plan
The following summary describes briefly the material features of the Incentive Plan and is qualified in its entirety by reference to the full text of the Incentive Plan, which is provided as Appendix 1 to this Proxy Statement. You are urged to read the text of the Incentive Plan in its entirety.
Purpose
The purpose of the Incentive Plan is to provide a means through which the Company may attract qualified persons to serve as directors or consultants or to enter the employ of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company. A further purpose of the Incentive Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company.
Administration
Generally, the Incentive Plan will be administered by the Compensation Committee, which is and will be composed of independent directors of the Company. The Compensation Committee will have full authority, subject to the terms of the Incentive Plan, to establish rules and regulations for the proper administration of the Incentive Plan, to select the employees, consultants and directors to whom awards are granted, and to set the date of grant, the type of award that shall be made and the other terms of the awards.
Eligibility
All employees, consultants and directors of the Company and its affiliates are eligible to participate in the Incentive Plan (any such individual participating in the Incentive Plan is referred to herein as a “Participant”). The selection of those employees, consultants and directors, from among those eligible, who will receive awards is within the discretion of the Compensation Committee. As of April 14, 2020, there were approximately 5,400 employees and approximately 0 consultants of the Company and its affiliates who were eligible to participate in the Incentive Plan. Each of our nine directors are eligible to participate in the Incentive Plan. It is not possible at this time to determine the benefits or amounts that will be received by or allocated to Participants under the Incentive Plan.
Term of the Plan
The Incentive Plan will terminate on June 4, 2030, after which time no additional awards may be made under the Incentive Plan.

Number of Shares Subject to Incentive Plan and Award Limits
A total of 1,200,000 shares would be available for grants under the Incentive Plan, representing 5% of the Company’s outstanding shares as of April 14, 2020, which amount shall be increased by the number of shares subject to awards which are forfeited under the Company’s 2018 Incentive Plan. The closing price of a share of the Company’s common stock on the NYSE on April 14, 2020 was $28.29.
Any shares that are tendered or withheld as full or partial payment of withholding or other taxes or as payment for the exercise or conversion price of an award under the Incentive Plan shall not be added back to the number of shares available for issuance under the Incentive Plan. Whenever any outstanding option or other award (or portion thereof) expires, is cancelled or forfeited or is otherwise terminated for any reason without having been exercised or payment having been made in the form of shares, the number of shares available for issuance under the Incentive Plan shall be increased by the number of shares allocable to the expired, forfeited, cancelled or otherwise terminated option or other award (or portion thereof). To the extent that any award is forfeited, or any option or SAR terminates, expires or lapses without being exercised, the shares subject to such awards will not be counted as shares delivered under the Incentive Plan.
No Participant may receive awards with respect to more than 400,000 shares in any calendar year. The maximum number of shares that may be subject to options or restricted stock awards issued to a director during any calendar year may not exceed 10,000 shares. The limitations described in the preceding two sentences may be adjusted upon a reorganization, stock split, recapitalization or other change in the Company’s capital structure.
Types of Awards
The Incentive Plan permits the granting of any or all of the following types of awards (“Awards”): (1) stock options, (2) restricted stock awards, (3) restricted stock units, (4) performance grants, and (5) stock appreciation rights.
Stock Options
The term of each option shall be as specified by the Compensation Committee at the date of grant, but in no event shall an option be exercisable after the expiration of 10 years from the date of grant. An option shall be exercisable in whole or in such installments and at such times as determined by the Compensation Committee.
The Compensation Committee shall specify whether a given option shall constitute an incentive stock option or a nonqualified stock option. An incentive stock option may be granted only to an individual who is employed by the Company or any parent or subsidiary corporation at the time the option is granted.
Each option shall be evidenced by a Stock Option Award Agreement in such form and containing such provisions not inconsistent with the provisions of the Incentive Plan as the Compensation Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under Section 422 of the IRC. Each Stock Option Award Agreement shall specify the effect of termination of  (i) employment, (ii) the consulting or advisory relationship, or (iii) membership on the Board, as applicable, on the exercisability of the Option. The terms and conditions of the respective Award Agreements need not be identical. Subject to the consent of the Participant, the Compensation Committee may, in its sole discretion, amend an outstanding Stock Option Award Agreement from time to time in any manner that is not inconsistent with the provisions of the Incentive Plan (including, without limitation, an amendment that accelerates the time at which the option, or a portion thereof; may be exercisable).
The option price will be determined by the Compensation Committee and will be no less than the fair market value of the shares on the date that the option is granted, except for adjustments for certain changes in the Company’s common stock. The Compensation Committee may determine the method by which the option price may be paid upon exercise. Moreover, a Stock Option Award Agreement may provide for a “cashless exercise” of the option by establishing procedures satisfactory to the Compensation Committee with respect thereto. Further, a Stock Option Award Agreement may provide for the surrender of the right to purchase shares under the option in return for a payment under a Stock Appreciation Right.
Except in connection with certain recapitalizations or reorganizations as contemplated by the Incentive Plan, the Compensation Committee may not, without approval of the stockholders of the Company, amend any outstanding Stock Option Award Agreement to lower the option price.
Restricted Stock Awards
Awards may be granted in the form of restricted stock (“Restricted Stock Award”). Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Participant and an obligation of the Participant to forfeit and surrender the shares to the Company under certain circumstances (the “Forfeiture Restrictions”). The Forfeiture Restrictions shall be determined by the Compensation Committee in its sole discretion, and the Compensation Committee may provide that the Forfeiture Restrictions shall lapse upon (i) the attainment of one or more performance goals, (ii) the Participant’s continued employment with the Company or continued service as a consultant or director for a specified period of time, (iii) the occurrence of any event or the satisfaction of any other condition specified by the Compensation Committee in its sole discretion, or (iv) a combination of any of the foregoing. Each Restricted Stock Award may have different Forfeiture Restrictions, in the discretion of the Compensation Committee.
Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Participant. Unless provided otherwise in an Award Agreement, the Participant shall have the right to vote Common Stock subject thereto and to enjoy all other stockholder rights, except that (i) the Participant shall not be entitled to delivery of the stock certificate until the Forfeiture Restrictions have expired, (ii) the Company shall retain custody of the stock until the Forfeiture Restrictions have expired, (iii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the stock until the Forfeiture Restrictions have expired, and (iv) a breach of the terms and conditions established by the Compensation Committee pursuant to the Award Agreement shall cause a forfeiture of the Restricted Stock Award. Restricted Stock Awards shall not receive dividends during any forfeiture restriction period but shall have the right to receive an accrual of such dividends. Any accrued dividends will be paid to the Participant at the time the Forfeiture Restrictions for the underlying Restricted Stock Award expire. At the time of such Award, the Compensation Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment or service as a consultant or director (by retirement, disability, death or otherwise) of a Participant prior to expiration of the Forfeitures Restrictions. Such additional terms, conditions or restrictions shall be set forth in an Award Agreement made in conjunction with the Award. The terms and provisions of Restricted Stock Award Agreements need not be identical.
Restricted Stock Units
Restricted Stock Units are rights to receive shares of Common Stock (or the fair market value thereof), which vest over a period of time as established by the Compensation Committee and with the satisfaction of certain performance criteria or objectives. The Compensation Committee may, in its discretion, require payment or other conditions of the Participant respecting any Restricted Stock Unit. The Compensation Committee shall establish, with respect to and at the time of each Restricted Stock Unit, a period over which the award shall vest with respect to the Participant. In determining the value of Restricted Stock Units, the Compensation Committee shall take into account a Participant’s duties, past and potential contributions to the success of the Company, and such other considerations as it deems appropriate.
Following the end of the vesting period for a Restricted Stock Unit (or at such other time as the applicable Restricted Stock Unit Agreement may provide), the holder of a Restricted Stock Unit shall be entitled to receive one share of Common Stock for each Restricted Stock Unit then becoming vested or otherwise able to be settled on such date. Cash dividend equivalents will not be paid during the vesting period but may be accrued to the extent provided for in the Restricted Stock Unit Agreement and paid in cash at the time the underlying shares of Common Stock are delivered.
A Restricted Stock Unit shall terminate if the Participant does not remain continuously in the employ of the Company or its subsidiaries or does not continue to perform services as a consultant or a director for the Company or its subsidiaries at all times during the applicable vesting period, except as may be otherwise determined by the Compensation Committee. The terms and provisions of Restricted Stock Unit Agreements need not be identical.
Stock Appreciation Rights
A Stock Appreciation Right is an award that may or may not be granted in tandem with an option, and entitles the holder to receive an amount equal to the difference between the fair market value of the shares of Common Stock at the time of exercise of the Stock Appreciation Right and the base amount, subject to the applicable terms and conditions of the tandem options and the Incentive Plan.
A Stock Appreciation Right shall entitle the holder of an option to receive, upon the exercise of the Stock Appreciation Right, shares of Common Stock (valued at their fair market value at the time of exercise), cash, or a combination thereof, in the discretion of the Compensation Committee, in an amount equal in value to the excess of the fair market value of the shares of Common Stock subject to the Stock Appreciation Right as of the date of such exercise over the purchase price of the Stock Appreciation Right. If granted in tandem with an option, the exercise of a Stock Appreciation Right will result in the surrender of the related option and, unless otherwise provided by the Compensation Committee in its sole discretion, the exercise of an option will result in the surrender of a related Stock Appreciation Right, if any. The terms and provisions of Stock Appreciation Right Award Agreements need not be identical.
The “expiration date” with respect to a Stock Appreciation Right shall be determined by the Compensation Committee, and if granted in tandem with an option, shall be not later than the expiration date for the related option. If neither the right nor the related option is exercised before the end of the day on which the right ceases to be exercisable, such right shall be deemed exercised as of such date and payment shall be made to the holder in cash.
Performance Grants
The Incentive Plan provides the Compensation Committee the ability to (i) grant Restricted Stock Awards, Restricted Stock Unit Awards, and Stock Appreciation Rights, and (ii) grant Performance Grants that are settled in cash or shares of Common Stock based on the satisfaction of performance criteria.
A Performance Grant shall be awarded to a Participant contingent upon attainment of future performance goals of the Company or its affiliates during a performance cycle. The performance goals shall be pre-established by the Compensation Committee. Performance goals determined by the Compensation Committee may include, but are not limited to, increases in net profits, operating income, Stock price, earnings per share, sales and/or return on equity. In determining the value of Performance Awards, the Compensation Committee shall take into account a Participant’s duties, past and potential contributions to the success of the Company, and such other considerations as it deems appropriate. The Compensation Committee, in its sole discretion, may make downward adjustments to the amount payable under a Participant’s Performance Award during or after a performance period.
Following the end of the performance period, the holder of a Performance Grant shall be entitled to receive payment of an amount not exceeding the number of shares of Common Stock subject to, or the maximum value of, the Performance Award, based on the achievement of the performance measures for such performance period, as determined and certified in writing by the Compensation Committee. Payment of a Performance Award may be made in a lump sum in cash, Common Stock, or a combination thereof, as determined by the Compensation Committee, and shall be made no later than 90 days after the end of the performance period and certification by the Compensation Committee. If a Performance Award covering shares of Common Stock is to be paid in cash, such payment shall be based on the fair market value of the Common Stock on the payment date.
A Performance Award shall terminate if the Participant does not remain continuously in the employ of the Company or does not continue to perform services as a consultant or a director for the Company at all times during the applicable performance period, except as may be determined by the Compensation Committee.
Federal Income Tax Consequences
The following is a brief summary of the U.S. federal income tax consequences of the grant, vesting and exercise of awards under the Incentive Plan. This summary is based on the tax laws in effect as of the date of this Proxy Statement. Changes to these laws could alter the tax consequences described below. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or non-United States tax consequences, or the effect of gift, estate or inheritance taxes. Individuals receiving option awards under the Incentive Plan should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local and foreign tax laws.
Options granted under the Incentive Plan may be either incentive stock options, which satisfy the requirements of Section 422 of the IRC, or non-statutory stock options, which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs, as described below.
Incentive Stock Options
An optionee will not recognize any taxable income at the time of the award of an incentive stock option. In addition, an optionee will not recognize any taxable income at the time of the exercise of an incentive stock option (although taxable income may arise at the time of exercise for alternative minimum tax purposes) if the optionee has been an employee of the Company at all times beginning with the option award date and ending three months before the date of exercise (or twelve months in the case of termination of employment due to disability). If the optionee has not been so employed during that time, the optionee will be taxed as described below for non-statutory stock options. If the optionee disposes of the shares purchased through the exercise of an incentive stock option more than two years after the option was granted and more than one year after the option was exercised, then the optionee will recognize any gain or loss upon disposition of those shares as capital gain or loss. However, if the optionee disposes of the shares prior to satisfying these holding periods (known as a “disqualifying disposition”), the optionee will be obligated to report as taxable ordinary income for the year in which that disposition occurs the excess, with certain adjustments, of  (i) the fair market value of the shares disposed of on the date of exercise over (ii) the exercise price paid for those shares. Any additional gain realized by the optionee on the disqualifying disposition would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the optionee. The Company will, subject to Section 162(m) of the IRC, generally be entitled at the time of the disqualifying disposition to a tax deduction equal to that amount of ordinary income reported by the optionee.
Non-Statutory Options
An optionee will not recognize any taxable income at the time of the award of a non-statutory option. The optionee will recognize ordinary income in the year in which the optionee exercises the option equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required at that time to satisfy the tax withholding requirements applicable to such income. Any appreciation or depreciation in the fair market value of those shares after the exercise date will generally result in a capital gain or loss to the optionee at the time he or she disposes of those shares. The Company will, subject to Section 162(m) of the IRC, generally be entitled to an income tax deduction at the time of exercise equal to the amount of ordinary income recognized by the optionee at that time.

Restricted Stock Awards
The recipient of shares of restricted stock will not recognize any taxable income at the time of the award so long as the shares of Common Stock are not transferable and are subject to a substantial risk of forfeiture. Accordingly, the Company is not entitled to a compensation deduction at that time. The recipient will have to report as ordinary income as and when those shares of Common Stock subsequently vest, that is, when they either become transferable or are no longer subject to a substantial risk of forfeiture, in an amount equal to the excess of  (i) the fair market value of the shares upon vesting over (ii) the cash consideration (if any) paid for the shares. The Company will, subject to Section 162(m) of the IRC, then be entitled to a corresponding compensation deduction. All dividends and distributions (or the cash equivalent thereof) with respect to a restricted stock award paid to the employee before the risk of forfeiture lapses will also be compensation income to the Participant when paid. Notwithstanding the foregoing, the recipient of a restricted stock award may elect under Section 83(b) of the IRC to be taxed at the time of grant of the restricted stock award based on the fair market value of the shares of Common Stock on the date of the award, in which case (1) subject to Section 162(m) of the IRC, the Company will be entitled to a deduction at the same time and in the same amount, (2) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by the Company, and (3) there will be no further federal income tax consequences when the risk of forfeiture lapses. In such case, any appreciation or depreciation in the fair market value of those shares of Common Stock after grant will generally result in a capital gain or loss to the recipient at the time he or she disposes of those shares. This election must be made not later than thirty days after the grant of the restricted stock award and is irrevocable.
Restricted Stock Units
Restricted stock units are not subject to taxation at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. Upon receipt of shares of Common Stock (or the equivalent value in cash or other property) in settlement of an award of restricted stock units, the Participant will realize ordinary income in an amount equal to the fair market value of the shares of Common Stock, and any previously unpaid dividends, received in settlement for the units at such time over the amount, if any, paid for the shares, and subject to Section 162(m) of the IRC, the Company will be entitled to a corresponding deduction.
Stock Appreciation Rights
The recipient of a stock appreciation right will not recognize taxable income at the time of the award. The recipient will recognize ordinary income when the stock appreciation right is exercised in an amount equal to the excess of  (i) the fair market value of the underlying shares of Common Stock on the exercise date over (ii) the base price in effect for the stock appreciation right, and the recipient will be required to satisfy the tax withholding requirements applicable to such income. The Company will generally be entitled at the time of exercise to an income tax deduction equal to the amount of ordinary income recognized by the recipient in connection with the exercise of the stock appreciation right.
Performance Grants
Performance Grants and Stock Units paid in cash generally result in taxable income to the Participant and, subject to Section 162(m) of the IRC, a compensation deduction by the Company at the time the cash payment is made. Performance Grants and Stock Units paid in shares of Common Stock result in taxable income to the Participant equal to the fair market value of the Common Stock on the date of transfer and result in a corresponding compensation deduction for the Company. Performance Grants and Stock Units are subject to federal income and employment tax withholding.
Effect of a Change of Control
Under certain circumstances, accelerated vesting, exercise or payment of awards under the Incentive Plan in connection with a “change of control” of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of Section 280G of the

IRC. To the extent it is so considered, the Participant holding the award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and the Company would be denied a tax deduction for the excess parachute payment.
Deductibility of Executive Compensation
Section 162(m) of the IRC places a limit of  $1,000,000 on the amount of compensation that the Company may deduct in any taxable year with respect to each “covered employee” within the meaning of Section 162(m) of the IRC.
Miscellaneous
The Board may amend or modify the Incentive Plan at any time; provided, however, that stockholder approval will be obtained for any amendment (1) to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, (2) to change the number of shares available for issuance as incentive stock options, (3) to change the class of employees eligible to receive incentive stock options or (4) to permit the exercise price of any outstanding option or stock appreciation right to be reduced to be below fair market value as of the grant date.
Securities Authorized for Issuance under Equity Compensation Plans
As of April 14, 2020, 872,641 shares are reserved for issuance under all Company equity plans (780,571 shares under the 2018 Plan and 92,070 shares under all discontinued Company equity plans) upon the vesting of restricted performance unit awards, restricted stock unit awards, restricted stock awards, and the exercise of existing option grants.
As of April 14, 2020, there were 23,825,708 shares of our Common Stock issued and outstanding.
The following table sets forth information as of April 14, 2020, with respect to compensation plans under which our Common Stock may be issued:
Plan Category	Number of securities to be issued upon exercise of warrants and rights (a)	Weighted-average exercise price of outstanding rights (b)(1)	Number of securities remaining available for equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	647,832	$39.76	198,006
Equity compensation plans not approved by security holders	—	—	—
Total	647,832	$39.76	198,006

(1)
All stock options were granted on February 7, 2020 and have a remaining term of 9.8 years.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE STEWART INFORMATION SERVICES CORPORATION 2020 INCENTIVE PLAN.

PROPOSAL NO. 5
APPROVAL OF THE STEWART INFORMATION SERVICES CORPORATION
2020 EMPLOYEE STOCK PURCHASE PLAN
On April 17, 2020, the Board of Directors unanimously adopted the Stewart Information Services Corporation 2020 Employee Stock Purchase Plan (the “2020 ESPP”), subject to the approval of the Company’s stockholders at the 2020 Annual Meeting. Our Board is requesting stockholder approval of the 2020 ESPP. If approved, the 2020 ESPP will become effective as of June 4, 2020. The 2020 ESPP is provided as Appendix 2 to this proxy statement.
The 2020 ESPP will provide a means for our eligible employees and those of our designated subsidiaries to purchase shares of our Common Stock through payroll deductions at a discounted price. The 2020 ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the IRC. The Board of Directors believes that adoption of the 2020 ESPP will promote our interests and those of our stockholders by assisting us in attracting, retaining and motivating employees and by aligning our employees’ interests with the interests of our stockholders.
Summary of Material Features of the 2020 ESPP
The following summary describes briefly the material features of the 2020 ESPP and is qualified in its entirety by reference to the full text of the 2020 ESPP, which is provided as Appendix 2 to this Proxy Statement. You are urged to read the text of the 2020 ESPP in its entirety.
Purpose
The purpose of the 2020 ESPP is to advance the interests of the Company and its stockholders by providing eligible employees of the Company and its designated subsidiaries with opportunities to purchase our Common Stock at a discounted price through payroll deductions. The 2020 ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the IRC.
Effective Date
The 2020 ESPP is effective as of the date it is approved by the Company’s stockholders.
Administration
The 2020 ESPP will be administered by the Compensation Committee, or in the absence of such committee, the Board itself. The administrator has the authority to take all necessary or appropriate actions in connection with the administration of the 2020 ESPP. All decisions, determinations and interpretations by the administrator regarding the 2020 ESPP and any rules and regulations thereunder are final and binding on all participants, beneficiaries, and other persons holding or claiming rights under the 2020 ESPP.
Share Pool
The maximum number of shares of our Common Stock reserved for issuance under the 2020 ESPP is equal to 1,000,000 shares, subject to adjustment in accordance with the terms of the 2020 ESPP. Shares of our Common Stock issued under the 2020 ESPP may be shares that are authorized and unissued or shares that were reacquired by the Company, including shares purchased in the open market. In the event of certain changes to the Company’s capitalization, the administrator has the authority to equitably adjust the number and kind of shares of our Common Stock reserved for issuance under the 2020 ESPP, the maximum number of shares each participant may purchase during an offering period, and the number of shares and the exercise price applicable to outstanding options granted under the plan.
Eligibility and Participation
Employees of the Company and its designated subsidiaries (other than employees whose customary employment is 20 hours or less per week) may generally elect to participate in the 2020 ESPP by submitting a participation form authorizing payroll deductions to the Company within the time period specified by the administrator and in accordance with the instructions on such form. If the 2020 ESPP is approved by the Company’s stockholders, the Company expects that approximately 4,800 employees as of June 4, 2020 will be eligible to participate in the 2020 ESPP.
Payroll Deductions
A participant may elect to have payroll deductions withheld from his or her eligible compensation on each payroll date during an offering period in amounts equal to or greater than one percent (1%) of eligible compensation (or components thereof, if permitted by the administrator), subject to the provisions of the 2020 ESPP. Participants may decrease, but not increase, the amount of payroll deductions during an offering period (but only a maximum of one time), and may increase or decrease the amount of payroll deductions for a subsequent offering period, by filing an amended participation form with the Company within the time period specified by the administrator and in accordance with the instructions on such form. Payroll deductions may be made only in whole percentages. Payroll deductions will be credited to an account established under the 2020 ESPP for the participant. Each such account will be a bookkeeping entry. Actual funds withheld will not be segregated and will be held as part of the Company’s general assets. No separate cash contributions may be made to such account. No interest will accrue on any payroll deductions held under the 2020 ESPP.
Restriction on Participation
No participant may be granted an option to purchase shares of our Common Stock under the 2020 ESPP if: (i) immediately after such grant, the participant (or any other person whose stock ownership would be attributed to such participant pursuant to Section 424(d) of the IRC) would own shares of stock (including any shares of stock that the participant may purchase under outstanding options under the 2020 ESPP or any other equity plan of the Company) possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or any of its subsidiaries; or (ii) the participant’s rights to purchase shares of our Common Stock under all “employee stock purchase plans” (within the meaning of Section 423 of the IRC) of the Company and its subsidiaries would accrue at a rate which exceeds $25,000 of the fair market value of such shares (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time. The number of shares of our Common Stock that may be purchased by a participant during an offering period may not exceed the lesser of  (i) the maximum number of shares that may be purchased without exceeding the $25,000 limit described in this paragraph and (ii) 1,000 shares.
Withdrawal and Termination of Employment
Participants may withdraw from participating in the 2020 ESPP at any time by submitting a withdrawal notice within the time period specified by the administrator. As soon as administratively practicable thereafter, all payroll deductions for the withdrawing participant will cease for the then-current offering period and any subsequent offering periods. Payroll deductions that have accrued for the participant prior to withdrawal shall be refunded. A withdrawing employee may participate in a subsequent offering period if the employee continues to meet the eligibility requirements and submits a valid participation form to the Company within the time period specified by the administrator and in accordance with the instructions on such form. Generally, in the event of a participant’s termination of employment, all payroll deductions and rights to purchase shares of our Common Stock granted to the participant will immediately cease, and the amount of any accumulated payroll deductions will be refunded to the participant.
Offering Periods
Unless the administrator determines otherwise before the start of the applicable offering period, offering periods will have a duration of six months, provided that offering periods may not exceed 12 months.
Grant and Exercise of Option
Subject to the restrictions in the plan, participants will be granted an option to purchase shares of our Common Stock on the first business day of each offering period, with such option to be automatically exercised on the last business day of such offering period to purchase a whole number of shares of our Common Stock determined by dividing the accumulated payroll deductions in the participant’s account on such exercise date by the applicable exercise price. The exercise price is equal to 85% (or such higher percentage up to 100% as the administrator may determine before the start of an offering period) of the fair market value of a share of our Common Stock on the first business day of the offering period or the last business day of the offering period, whichever is lower. Shares of our Common Stock purchased during an offering period will be delivered to the participant as soon as administratively practicable after the end of the offering period. No fractional shares will be purchased. Any accumulated payroll deductions not used to purchase shares will generally be refunded to the participant following the offering period, except that, at the discretion of the administrator, an amount representing a fractional share may be rolled over into a future offering period.
No Stockholder Rights
A participant will not have any rights of a stockholder of the Company (such as the right to receive dividends or other distributions paid with respect to shares of our Common Stock) until shares of our Common Stock have been delivered to the participant under the 2020 ESPP.
Corporate Transactions
In the event of a proposed liquidation or dissolution of the Company, the administrator has the authority to decide whether to (i) shorten the offering period then in effect, with any outstanding options to be exercised at the end of such shortened period, or (ii) terminate the offering period then in effect, with any payroll deductions accumulated for such period to be refunded to participants as soon as administratively practicable. In the event of a proposed sale of all or substantially all of the Company’s assets, or a merger or consolidation of the Company (except for (x) a transaction the primary purpose of which is to change the Company’s jurisdiction of incorporation or (y) a transaction where the acquiring or surviving company is directly or indirectly owned, immediately after such transaction, by the stockholders of the Company in substantially the same proportion as their ownership of stock in the Company immediately before such transaction), the administrator may, in its discretion, provide for outstanding options to be assumed or substituted by the successor entity (or its parent or subsidiary) or to take one of the courses of action described in sub-clauses (i) and (ii) in the preceding sentence.
Amendment or Termination
The 2020 ESPP may be amended or terminated at any time by the Board or the Compensation Committee. However, no amendment may materially and adversely affect a participant’s rights under the 2020 ESPP without his or her consent. Upon termination of the 2020 ESPP by the Board, any accumulated payroll deductions will be refunded to participants as soon as administratively practicable thereafter. No amendment to the 2020 ESPP will be effective without the approval of the Company’s stockholders, where such approval is required by Section 423 of the IRC.
Federal Income Tax Consequences
The following generally summarizes certain key U.S. federal income tax consequences that will arise with respect to participation in the 2020 ESPP and with respect to the sale of our Common Stock acquired under the 2020 ESPP. This summary is based on the tax laws in effect as of the date of this Proxy Statement. Changes to these laws could alter the tax consequences described below. The following summary is not intended to be a complete summary or legal interpretation, and it does not address consequences other than U.S. federal income tax consequences. Participants may also be subject to U.S. state, U.S. local or non-U.S. tax as a result of participating in the 2020 ESPP.
Tax Consequences to Participants.
Participants do not incur any U.S. federal income tax consequences upon enrolling in the 2020 ESPP. Amounts withheld via payroll deduction for purposes of purchasing shares under the 2020 ESPP are included in the participant’s income in accordance with the Company’s regular income and payroll tax withholding and reporting procedures. Because participants use after-tax dollars to purchase shares at the end of the offering period, there is no income tax at the time the participant purchases shares. As a general matter, additional tax (whether ordinary income tax or capital gains tax) is not realized until the participant sells the shares acquired under the 2020 ESPP.
A participant may have both ordinary income and capital gain income or both ordinary income and a capital loss upon the sale of shares of our Common Stock that was acquired under the 2020 ESPP. The amount of each type of income and loss will depend on when the participant sells the shares of Common Stock and the price at which the participant sells the shares of Common Stock.
If the participant sells the shares of our Common Stock (i) more than two years after the first business day of the offering period during which the Common Stock was purchased and (ii) more than one year after the date that the participant purchased the Common Stock under the 2020 ESPP, then the participant will have ordinary income equal to the lesser of: (1) the excess of the fair market value of the shares at the time of such sale over the exercise price or (2) the excess of the fair market value of the shares on the first business day of such offering period over the exercise price. Any profits in excess of amounts classified as ordinary income will be taxed as long-term capital gain income. If the participant sells the shares of common stock at a loss (i.e., if sales proceeds are less than the exercise price) after satisfying these waiting periods, there is no ordinary income and the participant will have a long-term capital loss for the difference between the sale price and the purchase price.
If the participant sells the shares of our Common Stock prior to satisfying the waiting periods described above, the participant will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have ordinary income equal to the value of the Common Stock on the day the participant exercised his or her option to purchase the Common Stock under the 2020 ESPP less the exercise price. If the participant’s sale proceeds exceed the ordinary income, then the excess proceeds will be a capital gain. If the participant’s sale proceeds are less than the ordinary income, then the participant will have a capital loss equal to the value of the Common Stock on the date of exercise less the sales proceeds. This capital gain or loss will be long-term if the participant has held the shares for more than one year and otherwise will be short-term.
Tax Consequences to the Company
There will be no tax consequences to the Company in connection with the grant or exercise of options under the 2020 ESPP, except that the Company will be entitled to a deduction when a participant has ordinary income upon a disqualifying disposition. Any such deduction will be subject to the limitations of Section 162(m) of the IRC.
New Plan Benefits
The amount or value of shares of Common Stock to be purchased by any given employee or group of employees under the 2020 ESPP is not determinable because it depends on the elections of each employee who chooses to participate in the 2020 ESPP. Therefore, it is not possible to determine in advance the benefits that participants will receive under the 2020 ESPP.
Recommendation of the Board of Directors
YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE STEWART INFORMATION SERVICES CORPORATION 2020 EMPLOYEE STOCK PURCHASE PLAN.

CERTAIN TRANSACTIONS
Pursuant to the Stewart Code of Business Conduct and Ethics and the Company’s Code of Ethics for Chief Executive Officer, Principal Financial Officer and Principal Accounting Officer, each of which are available on our web site at stewart.com/corporate-governance (together, the “Company Codes”), if any director or executive officer has a conflict of interest (direct or indirect, actual or potential) with the Company, such as any personal interest in a transaction involving the Company, the conflict must be fully, fairly and timely disclosed to the Company (either to the Board of Directors or the Company’s Chief Legal Officer, as provided for by the Company Codes). Conflicts of interest may include transactions between the Company and the immediate family of a director or executive officer, such as their spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and cohabitants. Any transaction involving an actual and material conflict of interest between the Company and any of its directors or executive officers is prohibited unless approved by the Board of Directors. A director with a conflict of interest must recuse himself or herself from participating in any decision to approve any such transaction. Furthermore, any material transaction between the Company and any holder of 5% or more of the Company’s voting securities is also prohibited unless approved by the Board of Directors.
Malcolm S. Morris is the father of Matthew W. Morris, our former CEO and President and current director, and is a former Co-CEO of the Company. In 2011, Malcolm S. Morris moved into non-operational roles with the Company as Vice Chairman of the Board. In October of 2016, Malcolm S. Morris resigned as Vice Chairman, and in 2019 he served as senior advisor, a non-operational role, per an Employment Agreement effective January 1, 2017, which terminated on December 31, 2019. During 2019, he received an annual salary of  $164,000, and additional payouts of compensation deferred from prior years, for a total of  $396,893 for the year.
In 1986, the Company entered into an agreement with Malcolm S. Morris, pursuant to which he or his designee is entitled to receive, commencing upon his death or attainment of the age of 65 years, 15 annual payments in amounts that will, after payment of federal income taxes thereon, result in a net annual payment of  $133,333 to him. For purposes of such agreement, the beneficiary is deemed to be subject to federal income taxes at the highest marginal rate applicable to individuals. Such benefits are fully vested and are forfeited only if a beneficiary’s employment with us is terminated by reason of fraud, dishonesty, embezzlement or theft. Mr. Morris began receiving his payments in 2011 when he turned age 65. He receives his payment on or as soon as administratively feasible after his birthday each year.
Robert Magness is the son of John Magness. During the year ended December 31, 2019, Robert served as Business Development Officer and received compensation of approximately $162,911.
Susan K. Duva is the spouse of Steven M. Lessack. During the year ended December 31, 2019, Susan served as Foreign Services Manager and received compensation of approximately $141,070.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
To be included in the proxy statement and form of proxy relating to our 2021 annual meeting of stockholders, proposals of Common Stockholders must comply with Rule 14a-8 of the Exchange Act and be received by us at our principal executive offices, 1360 Post Oak Boulevard, Suite 100, Houston, Texas 77056, by December 25, 2020.
HOUSEHOLDING
To reduce the expenses of delivering duplicate proxy materials, we may take advantage of the SEC’s “householding” rules that permit us to deliver only one set of proxy materials, including the Notice of Internet Availability of Proxy Materials, to stockholders who share an address, unless otherwise requested. If you share an address with another stockholder and have received a single Notice of Internet Availability of Proxy Materials and, if applicable, a single set of the proxy materials, you may request a separate copy of these materials at no cost to you by contacting us at Stewart Information Services Corporation, Attention: David Hisey, Secretary, 1360 Post Oak Boulevard, Suite 100, Houston, Texas 77056 or at (713) 625-8100. For future annual meetings, you may request separate voting materials, or request that we send only one Notice or Internet Availability of Proxy Materials or, if applicable, set of proxy materials to you if you are receiving multiple copies, by calling or writing to us at the phone number and address given above.
OTHER MATTERS
Except as set forth in this proxy statement, our management does not know of any other matters that may come before the 2020 Annual Meeting. However, if any matters other than those referred to above should properly come before the 2020 Annual Meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with their best judgment.
If you wish to bring any item of business, except to nominate an individual for election as a director, which is addressed in the immediately following sentence, before the stockholders at our 2021 annual meeting of stockholders, you must provide notice of your intention to do so in accordance with the advance notice of business procedures set forth in the Company’s By-Laws no later than March 6, 2021, and no earlier than February 4, 2021. If you wish to nominate an individual for election as a director at our 2021 annual meeting of stockholders, you must provide notice of your intention to do so in accordance with the advance notice of nomination procedures set forth in the Company’s By-Laws no later than March 6, 2021, and no earlier than February 4, 2021.
By Order of the Board of Directors,
David Hisey
Secretary
April 24, 2020

APPENDIX 1
STEWART INFORMATION SERVICES CORPORATION
2020 INCENTIVE PLAN
ARTICLE I
PLAN
1.1   Purpose.   The Stewart Information Services Corporation 2020 Incentive Plan (the “Plan”) is intended to provide a means through which the Company and its Affiliates may attract qualified persons to serve as Directors or Consultants or to enter the employ of the Company and its Affiliates and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its Affiliates rest, and whose present and potential contributions to the Company and its Affiliates are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its Affiliates. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its Affiliates. Accordingly, the Company may grant to certain Employees Awards in the form of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, Restricted Stock Units, Performance Grants and SARs, subject to the terms of the Plan.
1.2   Effective Date of Plan.   The Plan is effective June 4, 2020, provided the Plan is approved by at least a majority vote of shareholders voting in person or by proxy with respect to the Plan at the Company’s shareholders’ meeting on June 4, 2020. No Award shall be issued under this Plan’s terms prior to such stockholder approval. No further Awards may be granted under the Plan after June 4, 2030. The Plan shall remain in effect until all Awards have been exercised, vested, satisfied, forfeited, or expired.
ARTICLE II
DEFINITIONS
The words and phrases defined in this Article shall have the meaning set out in these definitions throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.
2.1   “Affiliate” means any parent corporation and any subsidiary corporation. The term “parent corporation” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term “subsidiary corporation” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.
2.2   “Award” means any Option, Restricted Stock Award, Restricted Stock Unit, Performance Grant, or SAR, granted, whether singly, in combination, or in tandem, to a Participant who is an Employee pursuant to such applicable terms, conditions and limitations as may be established in order to fulfill the objectives of this Plan.
2.3   “Award Agreement” means the written or electronic agreement provided in connection with an Award setting forth the terms and conditions of the Award. Such Agreement may contain any other provisions that the Committee, in its sole discretion, shall deem advisable which are not inconsistent with the terms of the Plan. Any Participant who is granted an Award and who does not affirmatively reject the applicable Award Agreement shall be deemed to have accepted the terms of the Award as stated in the Award Agreement.
2.4   “Board of Directors” or “Board” means the Board of Directors of the Company.
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2.5   “Cause” means, with respect to the termination of a Participant by the Company or any Affiliate, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written employment or other agreement between the Participant and the Company or any Affiliate. In the absence of such then-effective written agreement and definition, “Cause” means, any of the following:
(a)   a Participant’s willful failure to substantially perform his or her duties with the Company (other than by reason of disability), after a written demand for substantial performance is delivered to the Participant that specifically identifies the manner in which the Company believes the Participant has not substantially performed such duties, and Participant has failed to remedy the situation within 30 days of such written notice from the Company;
(b)   a Participant’s gross negligence in the performance of his or her duties;
(c)   a Participant’s conviction of, or plea of guilty or nolo contendre to any felony or any crime involving moral turpitude or the personal enrichment of Participant at the expense of the Company;
(d)   a Participant’s willful engagement in conduct that is demonstrably and materially injurious to the Company, monetarily or otherwise, including, without limitation, Participant’s breach of fiduciary duties owed to the Company;
(e)   a Participant’s willful violation of any material provision of the Company’s code of conduct;
(f)   a Participant’s willful violation of any of the material covenants contained in his or her employment agreement;
(g)   a Participant’s act of dishonesty resulting in or intending to result in personal gain at the expense of the Company; or
(h)   a Participant’s engaging in any material act that is intended or may be reasonably expected to harm the reputation, business prospects, or operations of the Company.
2.6   “Change of Control” means the occurrence of any of the following events:
(a)   any “Person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Act”) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;
(b)   there occurs a proxy contest or a consent solicitation, or the Company is a party to a merger, consolidation, sale of assets, plan of liquidation or other reorganization, as a consequence of which members of the Board in office immediately prior to such transaction or event thereafter constitute less than a majority of the Board immediately after such transaction or event;
(c)   there occurs a reverse merger involving the Company in which the Company is the surviving corporation but the shares of common stock of the Company outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise;
(d)   there is a sale or other disposition of all or substantially all of the assets of the Company;
(e)   there is an adoption of any plan or proposal for the liquidation or dissolution of the Company; or
(f)   Stewart Title Guaranty Company is placed in supervision, receivership, conservatorship, or special administrative action by the Texas Department of Insurance.
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Notwithstanding the foregoing, in any circumstance or transaction in which compensation resulting from or in respect of an Award would result in the imposition of an additional tax under Section 409A if the foregoing definition of  “Change of Control” were to apply, but would not result in the imposition of any additional tax if the term “Change of Control” were defined herein to mean a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5), then “Change of Control” shall mean a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5), but only to the extent necessary to prevent such compensation from becoming subject to an additional tax under Section 409A.
2.7   “Code” means the Internal Revenue Code of 1986, as amended. References herein to any Section of the Code shall also refer to any successor provision thereof, and the regulations and other authority issued thereunder by the appropriate governmental authority.
2.8   “Committee” means the Compensation Committee of the Board or such other committee designated by the Board. The Committee shall at all times consist solely of two or more members of the Board of Directors, and all members of the Committee shall be Disinterested Persons.
2.9   “Company” means Stewart Information Services Corporation, a Delaware corporation, or its successor in interest.
2.10   “Consultant” means any person who is not an Employee or a Director, who is providing advisory or consulting services to the Company or any Affiliate and who has been designated by the Committee as eligible to receive an Award under the Plan’s terms.
2.11   “Director” means an individual who is a non-employee member of the Board.
2.12   “Disability” means has the meaning provided in the Company’s Long-Term Disability Plan.
2.13   “Disinterested Person” means an individual who satisfies such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act.
2.14   “Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)” means pre-tax earnings plus interest expense, tax expense, depreciation expense, and amortization expense.
2.15   “Employee” means any person in an employment relationship with the Company or any Affiliate.
2.16   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
2.17   “Fair Market Value” means, as of any specified date, the closing sales price of the Stock reported on the stock exchange composite tape on that date (or such other reporting service approved by the Committee), or, if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported. In the event the Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Committee in such manner as it deems appropriate, in accordance with Section 409A.
2.18   “Good Reason” has the meaning provided in a Participant’s individual employment agreement with the Company, if any.
2.19   “Grant Price” means the price at which a Participant may exercise an Option, SAR or other right to receive cash or Stock, as applicable, under the terms of an Award.
2.20   “Incentive Option” means an Option granted under the Plan which is designated as an “Incentive Option” and satisfies the requirements of Section 422 of the Code.
2.21   “Nonqualified Option” means an Option granted under the Plan other than an Incentive Option.
2.22   “Option” means an Incentive Option or a Nonqualified Option granted under the Plan to purchase shares of Stock pursuant to Article V.
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2.23   “Participant” means any Employee, Consultant, or Director who has been granted an Award under the Plan.
2.24   “Performance Criteria” means the criteria the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period, which need not be the same for each Participant. The Performance Criteria used by the Committee may include either objective metrics or subjective metrics which measure performance by the Company and/or a Participant’s performance, which may include, but are not limited to, the following:
(a)   revenue and income measures (which include revenue, return or revenue growth, gross margin, income from operations, net income (before or after taxes) of the Company or any segment or portion of the Company designated by the Committee, sales volume, earnings per share, EBIDTA, EBITDA improvement, earnings before interest and taxes (“EBIT”), achievement of profit, economic value added (“EVA”), premium revenues, and price of a share of Stock);
(b)   expense measures (which include costs of goods sold, selling, loss or expense ratio, general and administrative expenses, overhead costs, expense reduction, policy losses, and budget attainment);
(c)   operating measures (which include productivity, operating income, operating earnings, cash flow, determined as operating cash flow or free cash flow, or any other cash flow metric, funds from operations, cash from operations, after-tax operating income, market share, expenses, margins, operating efficiency, EBITDA margin);
(d)   cash flow measures (which include net cash flow from operating activities and net cash flow before financing activities) and sales measures (which include customer satisfaction, customer surveys, sales of services, and sales production);
(e)   liquidity measures (which include earnings before or after the effect of certain items such as interest, taxes, depreciation and amortization, and free cash flow);
(f)   leverage measures (which include debt reduction, debt-to-equity ratio and net debt);
(g)   market measures (which include market share, stock price, growth measure, total stockholder return and market capitalization measures);
(h)   return measures (which include book value, book value per share, return on capital, return on net assets, return on stockholders’ equity; return on assets; stockholder returns, and which may be risk-adjusted, return on equity, return on investment of the Company or any segment or portion of the Company designated by the Committee), total shareholder return (including, but not limited to, relative return ranking);
(i)   corporate value and sustainability measures which may be objectively determined (which include compliance, safety, environmental and personnel matters);
(j)   other measures such as those relating to acquisitions or dispositions (which include proceeds from dispositions); and
(k)   other performance measures and criteria as determined by the Committee.
The Performance Criteria may be subject to adjustment for specified significant extraordinary items or events, and may be absolute, relative to one or more other companies, or relative to one or more indexes, and may be contingent upon future performance of the Company or any Affiliate, division, or department thereof.
2.25   “Performance Goals” means the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of an Affiliate or an individual. The Committee shall establish Performance Goals for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period.
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2.26   “Performance Grant” means an Award, denominated in cash or in Stock, made to an Employee under Article IX.
2.27   “Performance Period” means the designated period during which the Performance Criteria must be satisfied with respect to an Award.
2.28   “Plan” means the Stewart Information Services Corporation 2020 Incentive Plan, as set out in this document and as it may be amended from time to time.
2.29   “Prior Plan” means the Stewart Information Services Corporation 2018 Incentive Plan.
2.30   “Restricted Stock Award” means shares of Stock issued as an Award and subject to restrictions and conditions pursuant to Article VI.
2.31   “Restricted Stock Unit” means a bookkeeping entry representing a right granted to an Employee under Article VII to receive a share of Stock on a date determined in accordance with the provisions of Article VII and the Employee’s Award Agreement.
2.32   “Section 409A” means Section 409A of the Code and any Treasury Regulations and guidance promulgated thereunder.
2.33   “Stock” means the common stock of the Company, $1.00 par value per share, or any security into which such common stock may be changed by reason of any transaction or event of the type described in Section 4.6.
2.34   “Stock Appreciation Right” or “SAR” means a right to receive a payment, in cash or Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Stock on the date the right is exercised over a specified Grant Price, and subject to restrictions and conditions pursuant to Article VIII.
2.35   “10% Shareholder” means an individual who, at the time the Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by whole or half-blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries.
ARTICLE III
ELIGIBILITY
The individuals who shall be eligible to receive Awards shall be Employees, Consultants, and Directors as the Committee shall determine from time to time.
ARTICLE IV
GENERAL PROVISIONS RELATING TO AWARDS
4.1   Authority to Grant Awards.   The Committee may grant Awards to those Employees, Consultants or Directors as it shall determine from time to time under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the amount of any Award and the number of shares of Stock to be covered by any Award to be granted to an Employee, a Consultant or a Director shall be as determined by the Committee. Each Award shall be evidenced by an Award Agreement which shall set forth the terms and conditions of the Award. An Employee who has received an Award in any year may receive an additional Award or Awards in the same year or in subsequent years. Except with respect to an Employee’s death, Employee’s disability, or the consummation of a Change of Control, the Committee shall not waive or accelerate any restrictions to which the Options, Restricted Stock Awards, Restricted Stock Units, and SARs may be subject under an Award Agreement. With respect to an Employee’s death, Employee’s disability, or the consummation of a Change of Control, the Committee may, in its discretion, waive or accelerate any restrictions to which the Options, Restricted Stock Awards, Restricted Stock Units, and SARs may be subject under an Award Agreement, subject to Section 4.9 and other provisions of this Plan and the applicable Award Agreement.
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4.2   Dedicated Shares.   The total number of shares of Stock with respect to which Awards may be granted under the Plan shall be the sum of  (i) 1,200,000 shares, and (ii) the number of shares of Common Stock subject to outstanding awards as of the Effective Date under the Prior Plan that on or after the Effective Date cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and non-forfeitable shares of Common stock), all of which may be issued as Incentive Stock Options. The shares of Stock may be treasury shares or authorized but unissued shares. The numbers of shares of Stock stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.6.
(a)   In connection with the granting of an Award, the number of shares of Stock available for issuance under this Plan shall be reduced by the number of shares of Stock in respect of which the Award is granted or denominated. For example, upon the grant of stock-settled SARs, the number of shares of Stock available for issuance under this Plan shall be reduced by the full number of SARs granted, and the number of shares of Stock available for issuance under this Plan shall not thereafter be increased upon the exercise of the SARs and settlement in shares of Stock, even if the actual number of shares of Stock delivered in settlement of the SARs is less than the full number of SARs exercised.
(b)   Any shares of Stock that are tendered by a Participant or withheld as full or partial payment of withholding or other taxes or as payment for the exercise or conversion price of an Award under this Plan shall not be added back to the number of shares of Stock available for issuance under this Plan.
(c)   Whenever any outstanding Option or other Award (or portion thereof) expires, is cancelled or forfeited or is otherwise terminated for any reason without having been exercised or payment having been made in the form of shares of Stock, the number of shares of Stock available for issuance under this Plan shall be increased by the number of shares of Stock allocable to the expired, forfeited, cancelled or otherwise terminated Option or other Award (or portion thereof). To the extent that any Award is forfeited, or any Option or SAR terminates, expires or lapses without being exercised, the shares of Stock subject to such Awards will not be counted as shares delivered under this Plan.
(d)   Shares of Stock delivered under the Plan in settlement of an Award issued or made (i) upon the assumption, substitution, conversion or replacement of outstanding awards under a plan or arrangement of an acquired entity, or (ii) as a post-transaction grant under such a plan or arrangement of an acquired entity shall not reduce or be counted against the maximum number of shares of Stock available for delivery under the Plan, to the extent that an exemption from the stockholder approval requirements for equity compensation plans applies under the rules or listing standards of the principal national securities exchange on which the Stock is listed.
(e)   Awards valued by reference to Stock that may be settled in equivalent cash value will count as shares of Stock delivered to the same extent as if the Award were settled in shares of Stock.
4.3   Award Limits.   Notwithstanding any provision in the Plan to the contrary:
(a)   The maximum number of shares of Stock that may be subject to Options, Restricted Stock Awards, SARs, and Performance Grants denominated in shares of Stock granted to any one individual during any calendar year may not exceed 400,000 shares of Stock (subject to adjustment as provided in Section 4.6 below), and
(b)   The maximum number of shares of Stock that may be subject to Options or Restricted Stock Awards issued to a Director during any calendar year may not exceed 10,000 shares of Stock (subject to adjustment as provided in Section 4.6 below).
4.4   Non-Transferability.   Except as otherwise determined by the Committee in compliance with Rule 16b-3 under the Exchange Act, the Awards granted hereunder shall not be transferable by the Employee otherwise than by will or under the laws of descent and distribution, and shall be
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exercisable, during the Employee’s lifetime, only by the Employee. Notwithstanding the foregoing, an Award shall be transferable pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. In addition, the Committee may grant Awards that are transferable, without payment of consideration, to immediate family members of the Employee; the Committee may also amend outstanding Awards to provide for such transferability. A transfer of a Nonqualified Option pursuant to this Section may only be effected by the Company at the written request of an Employee and shall become effective only when recorded in the Company’s record of outstanding Nonqualified Options. In the event a Nonqualified Option is transferred as contemplated hereby, such Nonqualified Option may be subsequently transferred by the transferee only by will or the laws of descent and distribution or, without payment of consideration, to immediate family members of the Employee. In the event a Nonqualified Option is transferred as contemplated hereby, such Nonqualified Option will continue to be governed by and subject to the terms of this Plan and the relevant grant, and the transferee shall be entitled to the same rights as the Employee hereunder, as if no transfer had taken place. As used herein, “immediate family members” shall mean with respect to any person, such person’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.
4.5   Requirements of Law.   The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Employee or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities pursuant to any Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable pursuant to an Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of, or the issuance of shares under, an Award to comply with any law or regulation of any governmental authority.
4.6   Changes in the Company’s Capital Structure; Adjustments.
(a)   The existence of the Plan and the Awards granted hereunder shall not affect or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Stock or the rights thereof, the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.
(b)   In the event of any subdivision or consolidation of outstanding shares of Stock, declaration of a dividend payable in shares of Stock or other stock split, then (i) the number and kind of shares of Stock or other securities reserved under this Plan and the number of shares of Stock available for issuance pursuant to specific types of Awards as described in Section 4.2; (ii) the number and kind of shares of Stock or other securities covered by outstanding Awards; (iii) the Grant Price or other price in respect of such Awards; (iv) the appropriate Fair Market Value and other price determinations for such Awards; and (v) the limitations shall each be proportionately adjusted by the Board as the Board deems appropriate, in its sole discretion, to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Corporation, any consolidation or merger of the Corporation with another corporation or entity, the
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adoption by the Corporation of any plan of exchange affecting Stock or any distribution to holders of Stock of securities or property (including cash dividends that the Board determines are not in the ordinary course of business but excluding normal cash dividends or dividends payable in Stock), the Board shall make such adjustments as it determines, in its sole discretion, appropriate to (x) the number and kind of shares of Stock or other securities reserved under this Plan and the number of shares of Stock available for issuance pursuant to specific types of Awards as described in Section 4.2, and (y)(i) the number and kind of shares of Stock or other securities covered by Awards; (ii) the Grant Price or other price in respect of such Awards; (iii) the appropriate Fair Market Value and other price determinations for such Awards; and (iv) the Award Limits described in Section 4.3 to reflect such transaction. In the event of a corporate merger, consolidation, acquisition of assets or stock, separation, reorganization, or liquidation, the Board shall be authorized (x) to assume under the Plan previously issued compensatory awards, or to substitute new Awards for previously issued compensatory awards, including Awards, as part of such adjustment; (y) to cancel Awards that are Options or SARs and give the Participants who are the holders of such Awards notice and opportunity to exercise for 15 days prior to such cancellation; or (z) to cancel any such Awards and to deliver to the Participants cash in an amount that the Board shall determine in its sole discretion is equal to the fair market value of such Awards on the date of such event, which in the case of Options or SARs shall be the excess, if any, of the Fair Market Value of Stock on such date over the Grant Price of such Award. Any adjustment under this Section 4.6(b) need not be the same for all Participants.
(c)   The Committee shall have the authority to adjust the Performance Goals (either up or down) and the level of the Performance Grant that a Participant may earn under this Plan, to exclude any of the following events that occurs during a Performance Period: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (iv) accruals for reorganization and restructuring programs; and (v) items of an unusual nature or of infrequency of occurrence or non-recurring items which we reported in the Company’s income statement in the Company’s annual report to shareholders for the applicable year.
(d)   Notwithstanding the foregoing: (i) any adjustments made pursuant to this Section to Awards that are considered “deferred compensation” within the meaning of Section 409A shall be made in compliance with the requirements of Section 409A unless the Participant consents otherwise; (ii) any adjustments made to Awards that are not considered “deferred compensation” subject to Section 409A shall be made in such a manner as to ensure that after such adjustment, the Awards either continue not to be subject to Section 409A or comply with the requirements of Section 409A unless the Participant consents otherwise; and (iii) the Committee shall not have the authority to make any adjustments under this Section to the extent that the existence of such authority would cause an Award that is not intended to be subject to Section 409A to be subject thereto.
4.7   Termination of Employment.   Except as specifically provided herein, the Committee shall set forth in the Award Agreement the status of any Award or shares of Stock underlying any Award upon the termination of the Employee’s employment for any reason.
4.8   Election Under Section 83(b) of the Code.   No Employee shall exercise the election permitted under Section 83(b) of the Code without prior approval of the Committee. If an Employee files an election under Section 83(b) of the Code without approval, such Award shall be forfeited.
4.9   Change of Control.   Notwithstanding any other provisions of the Plan, the provisions of this Section 4.9 shall apply to equity settled compensation awards in the event of a Change of Control. The Committee may, in any individual Award Agreement, provide for less favorable vesting provisions with respect to an equity settled Award, including forfeiture upon closing of a Change of Control, but may not provide for accelerated vesting in the absence of termination of employment in connection with or following a Change of Control.
(a)   If an Employee is employed by the Corporation or one of its Affiliates on the date a Change of Control occurs and such employment is, within the 24 month period commencing on the effective date of such Change of Control, either involuntarily terminated by the Company or, if
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the Employee has an employment agreement which permits resignation for “good reason” the Employee resigns for “good reason” as defined in such employment agreement, then immediately prior to such termination (i) each Award granted under this Plan to the Employee shall become immediately vested and fully exercisable and any restrictions applicable to the Award shall lapse; and (ii) if the Award is an Option or SAR, the Award shall remain exercisable until the expiration of the remaining term of the Award.
(b)   Notwithstanding the provisions of Section 4.9(a), if any Award constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A, the timing of settlement of such Award pursuant to this Section 4.9 shall, subject to Section 12.3 hereof, be in accordance with the settlement terms set forth in the applicable Award Agreement if such Change of Control fails to constitute a “change in the ownership of the corporation,” a “change in effective control of the corporation” or a “change in the ownership of a substantial portion of the assets of the corporation,” within the meaning of Section 409A(a)(2)(A)(v).
(c)   If any Award is a Performance Grant, then each of the Performance Criteria shall be deemed to be satisfied at the target payment level as of the date the Change of Control occurs. If the Performance Grant requires continued service with the Corporation through a designated vesting date, then such Award shall be treated in the same manner as a Restricted Stock Unit award under Section 4.9(a) above and the Performance Grant shall be paid at the target payment level on the date or dates, as applicable, such Award becomes vested. If the Performance Grant does not require continued service with the Corporation through a designated vesting date, then such Award shall be vested and settled by the Corporation on the date of the Change of Control.
4.10   Minimum Vesting Period.   Each Award issued to an Employee or a Consultant under this Plan’s terms shall have a vesting period of not less than 1 year; notwithstanding the foregoing, up to five percent (5%) of the Awards issued in a particular plan year are not required to have such minimum vesting period, in the sole discretion of the Committee.
4.11   Prohibition on Dividends on Unvested Awards.   The Plan shall not pay dividends or Dividend Equivalents on any Awards prior to vesting or during the forfeiture restriction period. Notwithstanding the foregoing, an Award issued under this Plan is permitted to accrue dividends or Dividend Equivalents during the vesting or forfeiture restriction period, but payment shall not be permitted until such Award’s restriction lapse or vesting is completed.
ARTICLE V
OPTIONS
5.1   Type of Option.   The Committee shall specify whether a given Option shall constitute an Incentive Option or a Nonqualified Option. An Incentive Option may be granted only to an individual who is employed by the Company or any parent or subsidiary corporation (as defined in Section 424 of the Code) at the time the Option is granted.
5.2   Grant Price.   The price per share at which shares of Stock may be purchased under an Incentive Option shall not be less than the greater of  (i) 100% of the Fair Market Value per share of Stock on the date the Option is granted; or (ii) the per share par value of the Stock on the date the Option is granted. The Committee in its discretion may provide that the price per share at which shares of Stock may be purchased shall be more than 100% of Fair Market Value per share. In the case of any 10% Shareholder, the price per share at which shares of Stock may be purchased under an Incentive Option shall not be less than the greater of: (x) 110% of the Fair Market Value per share of Stock on the date the Incentive Option is granted; or (y) the per share par value of the Stock on the date the Incentive Option is granted.
The price per share at which shares of Stock may be purchased under a Nonqualified Option shall not be less than the greater of: (a) 100% of the Fair Market Value per share of Stock on the date the Option is granted; or (b) the per share par value of the Stock on the date the Option is granted. The Committee in its discretion may provide that the price per share at which shares of Stock may be purchased shall be more than 100% of Fair Market Value per share.
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5.3   Duration of Options.   The term of each Option shall be as specified by the Committee at the date of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date the Option is granted. In the case of a 10% Shareholder, no Incentive Option shall be exercisable after the expiration of 5 years from the date the Incentive Option is granted.
5.4   Amount Exercisable.   Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its discretion, may provide in the Award Agreement, as long as the Option is valid and outstanding. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the optionee during any calendar year (under the Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the Incentive Options shall be treated as Nonqualified Options. In making this determination, the Committee shall take into account the Incentive Options in the order in which they were granted. The Committee shall notify the Participant of its determination as to which of a Participant’s Incentive Options exceed such limit as soon as practicable after such determination.
5.5   Exercise of Options.   Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised, together with: (i) cash, check, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the Grant Price of the shares; (ii) if acceptable to the Company, Stock at its Fair Market Value equal to the Grant Price of the shares on the date of exercise; (iii) an executed attestation form acceptable to the Company attesting to ownership of Stock at its Fair Market Value equal to the Grant Price of the shares on the date of exercise; and/or (iv) any other form of payment which is acceptable to the Committee, and specifying the address to which the certificates for the shares are to be mailed. As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Employee certificates for the number of shares with respect to which the Option has been exercised, issued in the Employee’s name. If shares of Stock are used in payment, the Fair Market Value of the shares of Stock tendered must be less than the Grant Price of the shares being purchased, and the difference must be paid by check. Delivery shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the optionee, at the address specified by the Employee.
Whenever an Option is exercised by exchanging shares of Stock owned by the Employee, the Employee shall deliver to the Company certificates registered in the name of the Employee representing a number of shares of Stock legally and beneficially owned by the Employee, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by the Company or a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.
5.6   Substitution Options.   Options may be granted under the Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company.
5.7   No Rights as Stockholder.   No Employee shall have any rights as a shareholder with respect to Stock covered by an Option until the date a stock certificate is issued for the Stock.
5.8   Prohibition on Repricing of Options.   No Option may be repriced, replaced, regranted through cancellation, exchanged for cash, exchanged for any other Awards or modified without stockholder approval (except as contemplated in Section 4.6 hereof), if the effect of such action would be to reduce the exercise price for the shares underlying such Option.
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ARTICLE VI
RESTRICTED STOCK
6.1   Restricted Stock Awards and Eligibility.   The Committee, in its sole discretion, may grant Restricted Stock Awards to certain Employees of the Company. In determining which Employees shall be eligible for a Restricted Stock Award, the Committee may, in its discretion, consider the nature of the Employee’s duties, past and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee deems relevant in accomplishing the purposes of the Plan. Awards of Restricted Stock shall be subject to such conditions and restrictions as are established by the Committee and set forth in the Award Agreement, including, without limitation, the number of shares of Stock to be issued to the Employee, the consideration for such shares (if any), forfeiture restrictions and forfeiture restriction periods, Performance Criteria, if any, and other rights with respect to the shares.
6.2   Forfeiture Restrictions.   The Committee may provide that the forfeiture restrictions shall lapse upon (i) the attainment of one or more Performance Goals; (ii) the Participant’s continued employment with the Company or continued service as a consultant or Director for a specified period of time; (iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion; or (iv) a combination of any of the foregoing. Each Restricted Stock Award may have different forfeiture restrictions, in the discretion of the Committee. The Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to a Participant’s termination of employment or termination of services provided by the Participant as a Consultant or Director (by retirement, disability, death or otherwise) prior to the expiration of the forfeiture restrictions. Such additional terms, conditions or restrictions shall be set forth in an Award Agreement made in conjunction with the Award.
6.3   Issuance of Restricted Stock.   Upon the grant of a Restricted Stock Award to an Employee, issuance of the stock (electronically or by physical certificate registered in the name of the Participant) shall be made for the benefit of the Employee as soon as administratively practicable, and subject to other applicable provisions of the Plan, including but not limited to, all legal requirements and tax withholding. Any stock certificate evidencing shares of Restricted Stock pending the lapse of restrictions shall bear a legend making appropriate reference to the restrictions imposed. Upon the grant of a Restricted Stock Award, the Employee may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.
6.4   Voting and Dividend Rights.   The Plan shall not pay dividends on Restricted Stock during any forfeiture restriction period. Notwithstanding the foregoing, the Participant shall have the right to receive an accrual of dividends during any forfeiture restriction period, to vote the Stock subject thereto and to enjoy all other shareholder rights, except that (i) the Participant shall not be entitled to delivery of the Stock until any forfeiture restriction period shall have expired (and shall not be entitled to accrued dividends in the event the restrictions do not lapse); (ii) the Company shall retain custody of the Stock during the forfeiture restriction period; and (iii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Stock during any forfeiture restriction period. A breach of the terms and conditions established by the Committee pursuant to the Award Agreement shall cause a forfeiture of the Restricted Stock Award.
6.5   Transfers of Unrestricted Shares.   Upon the vesting date of a Restricted Stock Award, such Restricted Stock will be transferred free of all restrictions to an Employee (or his or her legal representative, beneficiaries or heirs).
ARTICLE VII
RESTRICTED STOCK UNITS
7.1   Restricted Stock Units and Eligibility.   The Committee, in its sole discretion, may grant Restricted Stock Units to certain Employees of the Company. In determining which Employees shall be eligible for an Award of Restricted Stock Units, the Committee may, in its discretion, consider the nature of the Employee’s duties, past and potential contributions to the success of the Company and
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its Affiliates, and such other factors as the committee deems relevant in accomplishing the purposes of the Plan. Awards of Restricted Stock Units shall be subject to such conditions and restrictions as are established by the Committee and set forth in the Award Agreement, including, without limitation, the number of units, performance criteria, if any, and terms of redemption of the Restricted Stock Units (whether in connection with the termination of employment or otherwise).
7.2   Voting and Dividend Rights.   No Employee shall be entitled to any voting rights with respect to any share of Stock represented by a Restricted Stock Unit until the date of issuance of such shares. The Plan shall not pay Dividend Equivalents on Restricted Stock Units prior to vesting. Notwithstanding the foregoing, to the extent provided in an Award Agreement, the Employee shall be entitled to an accrual of Dividend Equivalents with respect to dividends on shares of Stock having a record date prior to the date on which the Restricted Stock Units held by such Employee are settled. Such Dividend Equivalents, if any, shall be subject to the same vesting schedule as the Restricted Stock Units and shall not become payable until such vesting requirements are met.
7.3   Settlement of Restricted Stock Units.   The Company shall issue to an Employee on the date on which Restricted Stock Units subject to the Employee’s Award Agreement vest or on which other date determined by the Committee, in its discretion, and set forth in the Award Agreement, one share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 4.6) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes. A Restricted Stock Unit may only be paid in whole Shares. The stock certificate evidencing the shares payable under a Restricted Stock Unit will be issued within an administratively reasonable period after the date on which the Restricted Stock Unit vests so that the payment of shares qualifies for the short-term deferral exception under Section 409A. Notwithstanding the foregoing, if permitted by the Committee and set forth in the Award Agreement, the Participant may elect in accordance with the terms specified in the Award Agreement to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Employee pursuant to this Section. To the extent permissible under applicable law, the Committee may permit a Participant to defer payment under a Restricted Stock Unit to a date or dates after the Restricted Stock Unit vests, provided that the terms of the Restricted Stock Unit and any deferral satisfy the requirements to avoid imposition of the “additional tax” under Section 409A(a)(1)(B).
7.4   Effect of Termination of Service.   Unless otherwise provided in the grant of a Restricted Stock Unit, as set forth in the Award Agreement, if an Employee’s service terminates for any reason, whether voluntary or involuntary, then the Participant shall forfeit to the Company any Restricted Stock Units which remain subject to vesting under the Award Agreement on the date of termination.
ARTICLE VIII
STOCK APPRECIATION RIGHTS
8.1   Stock Appreciation Rights.   A Stock Appreciation Right or SAR is an award that may or may not be granted in tandem with an Option, and entitles the holder to receive an amount equal to the difference between the Fair Market Value of a share of Stock at the time of exercise of the SAR and the Grant Price, subject to the applicable terms and conditions of the tandem Options and the following provisions of this Article VIII.
8.2   Exercise.   An SAR shall entitle the Employee to receive, upon the exercise of the SAR, shares of Stock (valued at their Fair Market Value at the time of exercise), cash, or a combination thereof, in the discretion of the Committee, in an amount equal in value to the excess of the Fair Market Value of the shares of Stock subject to the SAR as of the date of such exercise over the Grant Price of the SAR. If granted in tandem with an Option, the exercise of an SAR will result in the surrender of the related Option and, unless otherwise provided by the Committee in its sole discretion, the exercise of an Option will result in the surrender of a related SAR, if any.
8.3   Expiration Date.   The “expiration date” with respect to an SAR shall be determined by the Committee, and if granted in tandem with an Option, shall be not later than the expiration date for the related Option. If neither the right nor the related Option is exercised before the end of the day on
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which the right ceases to be exercisable, such right shall be deemed exercised as of such date and payment shall be made to the holder in cash. Notwithstanding the preceding, the expiration date for an SAR shall be not later than 10 years from the date the SAR is granted.
8.4   Award Agreements.   At the time any Award is made under this Article VIII, the Company and the Participant shall enter into an Award Agreement setting forth each of the matters contemplated hereby, and such additional matters as the Committee may determine to be appropriate. The terms and provisions of the respective Award Agreements need not be identical.
8.5   Prohibition on Repricing of SARs.   No SAR may be repriced, replaced, regranted through cancellation, exchanged for cash, exchanged for any other Awards or modified without stockholder approval (except as contemplated in Section 4.6 hereof), if the effect of such action would be to reduce the exercise price for the shares underlying such SAR.
ARTICLE IX
PERFORMANCE GRANTS
9.1   Performance Grants and Eligibility.   The purpose of this Article IX is to provide the Committee the ability to (i) grant Restricted Stock Awards, Restricted Stock Unit Awards, and Stock Appreciation Rights as performance-based awards, and (ii) grant Performance Grants that are settled in cash or shares of Stock based on the satisfaction of Performance Criteria. The Committee, in its sole discretion, may designate certain Employees of the Company who are eligible to receive a Performance Grant if certain pre-established Performance Goals are met. In determining which Employees shall be eligible for a Performance Grant, the Committee may, in its discretion, consider the nature of the Employee’s duties, past and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee deems relevant in connection with accomplishing the purposes of the Plan.
9.2   Establishment of Performance Grant.   The Committee shall determine the terms of the Performance Grant, if any, to be made to an Employee and the period over which such performance will be measured by the Committee (the “Performance Cycle”). The Committee may, in its sole discretion, make downward adjustments to the amount payable under a Performance Grant during or following a Performance Cycle.
9.3   Criteria for Performance Goals.   The Performance Goals shall be pre-established by the Committee. Performance Goals determined by the Committee may include, but are not limited to, increases in net profits, operating income, Stock price, earnings per share, sales and/or Return on Equity. The Committee shall, in writing, (i) designate one or more Participants, (ii) select the Performance Criteria applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, (iv) specify the relationship between Performance Criteria and the Performance Goals, and (v) specify the minimum and maximum amounts to be earned by each Participant for such Performance Period.
9.4   Committee Certification.   Following the completion of each Performance Period, the Committee must certify in writing that the applicable Performance Goals have been achieved for such Performance Period and the amount that shall be payable with respect to that Award. No Award or portion thereof that is subject to the satisfaction of any condition shall be considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Award is subject have been achieved. If the Committee certifies the entitlement of an Employee to the performance-based Performance Grant or other performance-based award, the payment shall be made to the Employee subject to other applicable provisions of the Plan, including but not limited to, all legal requirements and tax withholding.
9.5   Payment and Limitations.   Performance Grants shall be paid on or before the 90th day following both (i) the end of the Performance Cycle, and (ii) certification by the Committee that the Performance Goals and any other material terms of the Performance Grant and the Plan have been satisfied, or as soon thereafter as is reasonably practicable. The Performance Grant may be paid in Stock, cash, or a combination of Stock and cash, in the sole discretion of the Committee. If paid in whole or in part in Stock, the Stock shall be valued at Fair Market Value as of the date the Committee
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directs payments to be made in whole or in part in Stock. However, no fractional shares of Stock shall be issued, and the balance due, if any, shall be paid in cash. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or an Affiliate on the day a performance-based award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a performance-based award for a Performance Period only if the Performance Goals for such period are achieved. Unless otherwise provided in the applicable Award Agreement, in the event of termination of the Participant’s service due to death, or in the event the Participant incurs a Disability, of all unvested performance-based awards held by such Participant shall immediately vest.
The maximum amount which may be paid to any Employee pursuant to one or more Performance Grants under this Article IX for any single Performance Cycle shall not exceed the limit provided in Section 4.3 above.
ARTICLE X
ADMINISTRATION
10.1   General.   The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan and Awards granted thereunder shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. The Plan shall be administered in such a manner as to permit the Options granted under it which are designated to be Incentive Options to qualify as Incentive Options. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:
(a)   determine the Employees to whom and the time or times at which Awards will be made;
(b)   determine the number of shares and the purchase price of Stock covered in each Award, subject to the terms of the Plan;
(c)   determine the terms, provisions and conditions of each Award, which need not be identical;
(d)   define the effect, if any, on an Award of the death, Disability, retirement, or termination of employment of the Employee;
(e)   determine and certify the attainment of performance goals, criteria, or any similar terms and conditions (including, but not limited to, Performance Goals with respect to Performance Grants) with respect to Awards and may, in its sole discretion, to adjust any determinations of the degree of attainment of any such performance goals, criteria or similar terms and conditions;
(f)   subject to Article XI, adopt modifications and amendments to the Plan or any Award Agreement, including, without limitation, (i) any modifications or amendments that are necessary to comply with the laws of the countries in which the Company or its Affiliates operate, and (ii) unless otherwise provided in an Award Agreement, modifications that increase or decrease the amount paid with respect to any Performance Grant;
(g)   prescribe, amend and rescind rules and regulations relating to administration of the Plan; and
(h)   make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of the Plan.
The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of the Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.
10.2   Delegation of Authority.   The Committee may, in its sole discretion, designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan, including with respect to the execution of Award Agreements or other documents, and, to the extent
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permitted by applicable law, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee or committees consisting of one or more members of the Board and/or one or more officers of the Company. The authority to grant awards, however, may not be delegated to: (i) individuals who are subject to the reporting rules under Section 16(a) of the Exchange Act, and (ii) individuals who are officers of the Company who are delegated authority by the Committee hereunder to grant Awards to himself or herself. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 10.2 shall serve in such capacity at the pleasure of the Committee.
ARTICLE XI
AMENDMENT OR TERMINATION OF PLAN
The Board of Directors of the Company may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, to the extent required under applicable stock exchange rules or other applicable rules or regulations, no amendment or modification shall be made to the Plan without the approval of the Company’s shareholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (i) change the aggregate number of shares of Stock which may be issued under Incentive Options, (ii) change the class of Employees eligible to receive Incentive Options, or (iii) decrease the Grant Price for Options or SARs below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company’s shareholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under the Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.
ARTICLE XII
MISCELLANEOUS
12.1   No Establishment of a Trust Fund.   No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Employee under the Plan. All Employees shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under the Plan.
12.2   No Employment Obligation.   Nothing contained in the Plan shall (i) confer upon any Employee or Consultant any right with respect to continuation of employment or of a consulting or advisory relationship with the Company or any Affiliate, or (ii) interfere in any way with the right of the Company or any Affiliate to terminate his or her employment or consulting or advisory relationship at any time. Nothing contained in the Plan shall confer upon any Director any right with respect to continuation of membership on the Board.
12.3   Section 409A.   Except to the extent that Section 7.3 applies to an Award, it is the intention of the Company that no Award shall be “deferred compensation” subject to Section 409A unless and to the extent that the Committee specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any Award may be subject to Section 409A, the Committee may adopt such amendment to the Plan and the applicable Award agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions that the Committee determines are necessary or appropriate to (i) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Section 409A.
12.4   Tax Withholding.   The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Employee any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option, the cash payment of a Performance Grant, or issuance of Stock in payment of Restricted Stock, Restricted Stock Units, a Performance Grant. In
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the alternative, the Company may require the Employee (or other person exercising the Option or receiving Stock) to pay the sum directly to the employer corporation or, except as the Committee may otherwise provide in an Award, the Employee may satisfy such tax obligations in whole or in part by delivery of Stock, including shares of Stock retained from the Award creating the obligation, valued at Fair Market Value. If the Employee (or other person exercising the Option or receiving the Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within 3 business days after (i) the date of exercise, or (ii) notice of the Committee’s decision to pay all or part of a Performance Grant in Stock, whichever is applicable. The Company shall have no obligation upon exercise of any Option, or notice of the Committee’s decision to pay all or part of the Performance Grant in Stock, until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise or issuance of Stock is sufficient to cover all sums due with respect to that exercise or issuance of Stock. The Company and its Affiliates shall not be obligated to advise an Employee of the existence of the tax or the amount which the employer corporations will be required to withhold.
12.5   Clawback/Recovery.   The Company may recover the value of any Award under this Plan if the Employee violates the terms of a non-solicitation agreement. In addition, all Awards granted under the Plan will be subject to recoupment in accordance with any written clawback policy that the Company may adopt, whether such policy is specifically required to be adopted pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed, is otherwise specifically required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, or is adopted at the Board’s discretion. In addition, the Committee may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Committee determines necessary or appropriate, including, but not limited to, a reacquisition right in respect of previously acquired shares of Stock or other cash or property upon the occurrence of Cause.
12.6   Right of Offset.   The Company will have the right to offset against its obligation to deliver shares of Stock (or other property) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the Employee then owes to the Company and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement; provided, however, that no such offset shall be permitted if it would constitute an “acceleration” of a payment hereunder within the meaning of Section 409A. This right of offset shall not be an exclusive remedy and the Company’s election not to exercise the right of offset with respect to any amount payable to an Employee shall not constitute a waiver of this right of offset with respect to any other amount payable to the Participant or any other remedy.
12.7   Prohibition On Deferred Compensation.   It is the intention of the Company that no Award shall be “deferred compensation” subject to Section 409A unless and to the extent that the Committee specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A, including any rules for elective or mandatory deferral of the delivery of cash or shares of Stock pursuant thereto, shall be set forth in the applicable Award Agreement, and shall comply in all respects with Section 409A. Notwithstanding any provision herein to the contrary, any Award issued under the Plan that constitutes a deferral of compensation under a “nonqualified deferred compensation plan” as defined under Section 409A(d)(1) and is not specifically designated as such by the Committee shall be modified or cancelled to comply with the requirements of Section 409A, including any rules for elective or mandatory deferral of the delivery of cash or shares pursuant thereto.
12.8   Indemnification of the Committee and the Board of Directors.   With respect to administration of the Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company to the fullest extent allowed under the Texas Business Organizations Code.
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12.9   Gender.   If the context requires, words of one gender when used in the Plan shall include the others and words used in the singular or plural shall include the other.
12.10   Headings.   Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.
12.11   Other Compensation Plans. The adoption of the Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.
12.12   No Right To An Award; Other Awards.   Neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give any individual any right to be granted any Award or any other rights hereunder except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The grant of an Award shall not confer upon the Employee the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Employees, or the right to receive future Awards upon the same terms or conditions as previously granted.
12.13   No Restriction on Corporate Action.   Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Participant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.
12.14   Governing Law.   The provisions of the Plan shall be construed, administered, and governed under the laws of the State of Delaware.
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APPENDIX 2
STEWART INFORMATION SERVICES CORPORATION
2020 EMPLOYEE STOCK PURCHASE PLAN
1.   Purpose and History.   The purpose of the Stewart Information Services Corporation 2020 Employee Stock Purchase Plan (the “Plan”) is to advance the interests of Stewart Information Services Corporation, a Delaware corporation (the “Company”), and its shareholders by providing Eligible Employees (as defined below) of the Company and its Designated Subsidiaries (as defined below) with an opportunity to acquire an ownership interest in the Company by purchasing Common Stock (as defined below) through payroll deductions. It is the intention of the Company that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.
2.   Definitions.
(a)   “Administrator” has the meaning set forth in Section 3(a).
(b)   “Board” means the Board of Directors of the Company.
(c)   “Code” has the meaning set forth in Section 1. References herein to any Section of the Code shall also refer to any successor provision thereof, and the regulations and other authority issued thereunder by the appropriate governmental authority
(d)   “Common Stock” means the common stock of the Company, par value $1.00 per share, or the kind of shares of stock or other securities into which such common stock may be changed in accordance with Section 12(b).
(e)   “Committee” means the Compensation Committee of the Board (or any successor committee).
(f)   “Company” has the meaning set forth in Section 1.
(g)   “Compensation” means, except as otherwise determined by the Administrator on a uniform basis for all Participants and prior to the Offering Period to which such determination applies, the regular base salary or wages paid to an Eligible Employee by reason of his or her employment with the Company or a Designated Subsidiary (determined prior to any reduction thereof by operation of a salary reduction election under a plan described in Section 401(k) of the Code or Section 125 of the Code) during an Offering Period, shall not include (i) any reimbursements of expenses, (ii) any housing, relocation, automobile, travel or other similar cash allowances, (iii) salary continuation payments during a period of short-term disability or long-term disability, (iv) retention bonuses, (v) any sign-on bonus, or (vi) any non-cash compensation. For the avoidance of doubt, (x) overtime payments and shift premiums, (y) sales commission payments, and (z) vacation or other approved leave paid to a Participant by the Company or a Designated Subsidiary will be considered Compensation under the Plan.
(h)   “Designated Subsidiary” means a Subsidiary that has been designated by the Administrator from time to time, in its sole discretion, as eligible to participate in the Plan.
(i)   “Eligible Employee” means, with respect to any Offering Period, an individual who an employee of the Company or a Designated Subsidiary, except that an employee whose customary employment is 20 hours or less per week is not an Eligible Employee. In accordance with Treas. Reg. §1.421-1(h)(2), an employee will be considered to be employed during military or sick leave or any other bona fide leave of absence that does not exceed three months and during any period longer than three months if his or her right to reemployment is guaranteed by statute or contract.
(j)   “End Date” means the last business day of the Offering Period.
(k)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
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(l)   “Fair Market Value” means, as of any specified date, the closing sales price of a share of Common Stock reported on the stock exchange composite tape on that date (or such other reporting service approved by the Committee), or, if no prices are reported on that date, on the last preceding date on which such prices of a share of Common Stock are so reported. In the event the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Committee in such manner as it deems appropriate, in accordance with Section 409A of the Code.
(m)   “Offering Date” means the first business day of an Offering Period.
(n)   “Offering Period” means an offering to Participants to purchase Common Stock under the Plan established pursuant to Section 4.
(o)   “Option Price” means an amount equal to 85% (or such higher percentage up to 100% as the Administrator may determine prior to the beginning of the applicable Offering Period) of the Fair Market Value of one share of Common Stock on the Offering Date or the End Date of the applicable Offering Period, whichever is lower.
(p)   “Participant” means an Eligible Employee who elects to participate in one or more Offering Periods under the Plan pursuant to Section 5.
(q)   “Participation Form” has the meaning set forth in Section 5(a).
(r)   “Plan” has the meaning set forth in Section 1.
(s)   “Securities Act” means the Securities Act of 1933, as amended.
(t)   “Subsidiary” means any corporation, other than the Company, in an unbroken chain of corporations, beginning with the Company, if, at the time an option is granted under the Plan, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing fifty (50) percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
(u)   “Withdrawal Notice” has the meaning set forth in Section 10(a).
3.   Plan Administration.
(a)   Administration.   The Plan shall be administered by the Committee, or, in the absence of the Committee, the Board itself  (such administrator, the “Administrator”). Any power of the Committee may also be exercised by the Board. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.
(b)   Powers and Duties of the Administrator.   Subject to the express provisions of the Plan, the Administrator shall be authorized and empowered to do all things that it determines to be necessary or appropriate in connection with the administration of the Plan, including without limitation:
(i)   to prescribe, amend and rescind rules and regulations relating to the Plan and to define terms not otherwise defined in the Plan;
(ii)   to determine which persons are eligible to participate in the Plan;
(iii)   to interpret and construe the Plan and any rules and regulations under the Plan, and to make exceptions to any such provisions if the Administrator, in good faith, determines that it is appropriate to do so;
(iv)   to decide all questions concerning the Plan and to determine all ambiguities, inconsistencies and omissions in the terms of the Plan;
(v)   to appoint such agents, counsel, accountants, consultants and other persons as may be required to assist in administering the Plan;
(vi)   to allocate and delegate its responsibilities under the Plan and to designate other persons to carry out any of its responsibilities under the Plan;
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(vii)   where applicable, determine when an action taken under the Plan becomes administratively practicable;
(viii)   to prescribe and amend such forms as may be necessary or appropriate for Eligible Employees to make elections under the Plan or to otherwise administer the Plan; and
(ix)   to do such other acts as it deems necessary or appropriate to administer the Plan in accordance with its terms, or as may be provided for or required by law.
(c)   Determinations by the Administrator.   All decisions, determinations and interpretations by the Administrator regarding the Plan and any rules and regulations under the Plan shall be final and binding on all Participants, beneficiaries, heirs, assigns or other persons holding or claiming rights under the Plan. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, in making such decisions, determinations and interpretations, including the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select. Members of the Board and members of the Committee acting in their capacity as Administrator under the Plan shall be fully protected in relying in good faith upon the advice of counsel.
(d)   No Liability of Committee or Board Members.   No member of the Committee or the Board shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee or the Board nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and the Board and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any amount paid in settlement of a claim) arising out of any act or failure to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, any contract with the Company, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
(e)   Rules for Foreign Jurisdictions.   The Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates. The Administrator may also adopt sub-plans applicable to particular Designated Subsidiaries or locations, and, with respect to Subsidiaries outside the United States, determine that a sub-plan shall not be considered to be part of an employee stock purchase plan under Section 423 of the Code.
4.   Offering Periods.
(a)   Shares of Common Stock shall be offered for purchase under the Plan through a series of successive Offering Periods until the earlier of  (i) the maximum number of shares of Common Stock available for issuance under the Plan have been purchased and (ii) the termination of the Plan.
(b)   Unless otherwise determined by the Administrator before the beginning of the applicable Offering Period, Offering Periods shall be of a duration of six (6) months; provided that in no event shall an Offering Period exceed twelve (12) months in duration.
5.   Participation in Offering Periods.
(a)   An Eligible Employee may elect to participate in an Offering Period under the Plan by completing a form authorizing payroll deductions, in the form provided by the Company or caused to be provided by the Company (such as through a third-party service provider designated by the
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Administrator) (the “Participation Form”), and filing such Participation Form with the Company during the enrollment period established by the Administrator prior to the beginning of the Offering Period and in accordance with the instructions in such Participation Form. The Participation Form will become effective on the first Offering Date to occur after such form is properly filed with the Company.
(b)   Subject to the provisions of Section 6, payroll deductions for a Participant shall begin with the first payroll date after the Offering Date as of which the Participant’s Participation Form has become effective and shall continue until the Plan is terminated, subject to the Participant’s withdrawal or termination of employment as provided in Section 10.
6.   Payroll Deductions.
(a)   By completing and filing a Participation Form in accordance with the instructions in such Participation Form, an Eligible Employee shall elect to have payroll deductions withheld from his or her Compensation on each payroll date during the time he or she is a Participant in the Plan in amounts equal to or greater than one percent (1%) of the Compensation (or components thereof, as may be permitted by the Administrator) which the Participant receives on each such payroll date during the Offering Period, subject to the provisions set forth in Section 7. Such payroll deductions shall be in whole percentages only.
(b)   All payroll deductions authorized by a Participant shall be credited to an account established under the Plan for the Participant. The funds represented by such account shall be held as part of the Company’s general assets, usable for any corporate purpose, and the Company shall not be obligated to segregate such funds. A Participant may not make any separate cash payment or contribution to such account.
(c)   Subject to Section 10 and Section 13, a Participant may decrease, but not increase, the amount of payroll deductions during an Offering Period by completing an amended Participation Form and filing it with the Company within the time period specified by the Administrator and in accordance with the instructions in such Participation Form, with any such decrease to become effective during such Offering Period as soon as administratively practicable following the Administrator’s receipt of such amended Participation Form; provided that a Participant may only decrease the amount of payroll deductions during an Offering Period a maximum of one time. Subject to Section 10 and Section 13, a Participant may increase or decrease the amount of his or her payroll deductions under the Plan for subsequent Offering Periods by completing an amended Participation Form and filing it with the Company within the time period specified by the Administrator and in accordance with the instructions in such Participation Form.
(d)   A Participant may discontinue his or her participation in the Plan at any time as provided in Section 10.
7.   Grant and Exercise of Option.
(a)   On each Offering Date, a Participant shall be granted, by operation of the Plan, an option to purchase a number of shares of Common Stock at the Option Price, determined in accordance with Section 7(b), subject to the limitations set forth in Section 7(c). Notwithstanding any other provision of the Plan, no Participant shall be granted an option under the Plan for any Offering Period if:
(i)   immediately after the grant, the Participant (or any other person whose stock ownership would be attributed to such Participant pursuant to Section 424(d) of the Code) would own shares of stock (including any shares of stock that the Participant may purchase under outstanding options) possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary; or
(ii)   the Participant’s rights to purchase shares of Common Stock under all “employee stock purchase plans” (within the meaning of Section 423 of the Code) of the Company and its Subsidiaries would accrue at a rate which exceeds $25,000 of the Fair Market Value of such shares of Common Stock (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time.
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(b)   Unless a Participant withdraws from the Plan pursuant to Section 10 or incurs a termination of employment, the Participant’s option for an Offering Period shall be automatically exercised on the End Date of such Offering Period to purchase such whole number of shares of Common Stock determined by dividing the accumulated payroll deductions in the Participant’s account on such End Date by the Option Price, subject to the limitations set forth in Section 7(c). No fractional shares will be purchased and any accumulated payroll deductions not used to purchase shares shall be refunded to the Participant; provided, however, that the Administrator may determine in its discretion that an amount representing a fractional share that was not used to purchase shares during an Offering Period may be carried over to a subsequent Offering Period.
(c)   Notwithstanding anything in the Plan to the contrary, the number of shares of Common Stock that a Participant may purchase during an Offering Period may not exceed the lesser of (i) maximum number of shares that may be purchased without exceeding the limitation described in Section 7(a)(ii) and (ii) 1,000 shares of Common Stock.
8.   Delivery of Shares.   As soon as administratively practicable after the End Date of each Offering Period, the Company will deposit, or cause to be deposited, the shares of Common Stock purchased by each Participant upon exercise of the Participant’s option for such Offering Period in an account established for the Participant at a brokerage firm or other financial services firm selected by the Administrator, to be held in book entry form.
9.   No Shareholder Rights.   No Participant (or other person claiming through such Participant) shall, by reason of the Plan or any rights granted pursuant thereto, or by the fact that there are payroll deductions credited to a Participant’s account sufficient to purchase shares of Common Stock, have any rights of a shareholder of the Company (including without limitation any right to receive dividends or other distributions paid with respect to shares of Common Stock) until shares of Common Stock have been delivered to such Participant in the manner provided in Section 8.
10.   Withdrawal; Termination of Employment.
(a)   A Participant may terminate his or her participation in the Plan at any time by giving written notice to the Company (“Withdrawal Notice”) within the time period specified by the Administrator. The Withdrawal Notice shall state that the Participant wishes to terminate his or her participation in the Plan, specify the applicable End Date and request the cessation of further payroll deductions under the Plan. As soon as administratively practicable, payroll deductions will cease for the Participant’s purchase of shares of Common Stock for such Offering Period and for any subsequent Offering Period and any accumulated payroll deductions shall be refunded to the Participant (without interest) as soon as administratively practicable following the Administrator’s receipt of the Withdrawal Notice. A Participant’s withdrawal from the Plan pursuant to this Section shall not have any effect upon his or her eligibility to participate in a subsequent Offering Period by completing and filing a new Participation Form pursuant to Section 5, or in any similar plan that may hereafter be adopted by the Company.
(b)   If a Participant ceases to be employed by the Company or by a Designated Subsidiary for any reason, all payroll deductions and all rights to purchase shares of Common Stock granted to the Participant with respect to the Offering Period then in effect shall immediately cease, unless otherwise determined by the Administrator in its sole discretion in compliance with Treas. Reg. §1.423-2(f). The amount of payroll deductions accumulated in such Participant’s account shall be refunded to the Participant as soon as administratively practicable (or in the case of the Participant’s death, to the executor or administrator of the Participant’s estate, or if no such executor or administrator has been appointed, to such other person as the Administrator may designate). For purposes of the Plan, the date of the Participant’s termination of employment shall be the Participant’s last date of actual employment and shall not include any period during which such Participant receives any severance payments or any other post-termination payments or benefits. A transfer of employment between the Company and a Designated Subsidiary or between one Designated Subsidiary and another Designated Subsidiary, or an absence or leave described in Section 2(i), shall not be deemed a termination of employment under this Section. A Participant who is on military leave, sick leave or other bona fide leave of absence that lasts longer
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than three months without a right to return to active employment will be treated for purposes of this Section as if such Participant ceased to be employed by the Company or a Designated Subsidiary as of the date immediately following the end of such three-month period.
11.   Interest.   No interest shall accrue on a Participant’s payroll deductions under the Plan.
12.   Common Stock Subject to the Plan.
(a)   Subject to Section 12(b), the maximum number of shares of Common Stock reserved for issuance under the Plan is equal to one million (1,000,000) shares. The shares of Common Stock issued under the Plan may be shares that are authorized and unissued or shares that were reacquired by the Company, including shares purchased in the open market. If, on any End Date, the total number of shares of Common Stock that are subject to options granted for the applicable Offering Period exceeds the number of shares then available for issuance under the Plan, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for issuance under the Plan in a uniform and equitable manner, as determined by the Administrator. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each affected Participant and shall refund any excess funds accumulated in each Participant’s account as soon as administratively practicable after the End Date of such Offering Period.
(b)   The number of shares available for issuance under the Plan, the maximum number of shares each Participant may purchase per Offering Period, as well as the Option Price and the number of shares of Common Stock covered by each option granted under the Plan which has not yet been exercised shall be equitably adjusted by the Administrator to reflect any reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off, dividend or distribution of securities, property or cash (other than regular, quarterly cash dividends), or any other similar event or transaction that affects the number or kind of shares of Common Stock outstanding. Such adjustment shall be made by the Administrator, whose determination shall be final, binding and conclusive. The Administrator shall have the authority to adjust not only the number of securities, but also the class and kind of securities subject to the Plan and to make appropriate adjustments in the price of such securities if other than shares of Common Stock of the Company, so long as any such action complies with applicable law.
13.   Corporate Transactions.
(a)   In the event of the proposed liquidation or dissolution of the Company, the Administrator shall, in its discretion, provide for one of the following courses of action: (i) the Offering Period then in effect shall end as of a date selected by the Administrator before the consummation of such liquidation or dissolution of the Company, and each outstanding option granted under the Plan shall be automatically exercised as of such date, or (ii) the Offering Period then in effect shall be terminated as of a date selected by the Administrator before the consummation of such liquidation or dissolution of the Company, and each outstanding option granted under the Plan shall be automatically cancelled and any payroll deductions accumulated for such Offering Period shall be refunded to the applicable Participant as soon as administratively practicable.
(b)   In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company (except for (x) a transaction the principal purpose of which is to change the jurisdiction in which the Company is incorporated or (y) a transaction where the acquiring or surviving company is directly or indirectly owned, immediately after such transaction, by the shareholders of the Company in substantially the same proportion as their ownership of stock in the Company immediately before such transaction), the Administrator shall, in its discretion, provide for one of the following courses of action: (i) each outstanding option granted under the Plan shall be assumed or an equivalent option shall be substituted by the successor entity (or a parent or subsidiary thereof), (ii) the Offering Period then in effect shall end as of a date selected by the Administrator before the consummation of such sale, merger or consolidation of the Company, and each outstanding option granted under the Plan shall be automatically exercised as of such date, or (iii) the Offering Period then in effect shall be
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terminated as of a date selected by the Administrator before the consummation of such sale, merger or consolidation of the Company, and each outstanding option granted under the Plan shall be automatically cancelled and any payroll deductions accumulated for such Offering Period shall be refunded to the applicable Participant as soon as administratively practicable.
14.   Transferability.   Neither payroll deductions credited to a Participant’s account nor any rights relating to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution in accordance with Section 10(b)) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw in accordance with Section 10(a). During the Participant’s lifetime, a Participant’s option to purchase shares of Common Stock under the Plan is exercisable only by the Participant.
15.   Restrictions on Issuance and Transfer of Shares.
(a)   The issuance of shares of Common Stock under the Plan shall be subject to compliance with all applicable requirements of federal, state or foreign securities laws. An option granted for an Offering Period may not be exercised if the issuance of shares of Common Stock upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other laws or regulations. In addition, no option granted for an Offering Period may be exercised unless (i) a registration statement under the Securities Act shall, at the time of exercise, be in effect with respect to the Common Stock issuable upon exercise of the option, or (ii) in the opinion of the legal counsel of the Company, the Common Stock issuable upon exercise of the option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. As a condition to the exercise of an option granted for an Offering Period, the Administrator may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law, and to make any representation or warranty with respect thereto as may be requested by the Administrator. If at or before the time of the exercise of an option granted for an Offering Period, the Administrator determines that the issuance of shares of Common Stock pursuant to such exercise would not comply with applicable federal, state or foreign securities laws, all payroll deductions accumulated for such Offering Period shall be refunded to the Participant as soon as administratively practicable.
(b)   Notwithstanding any other provision of the Plan to the contrary, to the extent that any Participant is subject to the provisions of Section 16 of the Exchange Act, and the rules and regulations promulgated thereunder, such Participant’s participation in the Plan shall be subject to, and such Participant shall be required to comply with, any and all additional restrictions and/or requirements imposed by the Administrator, in its sole discretion, in order to ensure that the exemption made available pursuant to Rule 16b-3 promulgated pursuant to the Exchange Act is available with respect to all transactions pursuant to the Plan effected by or on behalf of any such Participant.
16.   Amendment or Termination.   The Plan may be amended or terminated at any time and for any reason by the Committee or the Board; provided that, no amendment of the Plan may, without the consent of each Participant holding an outstanding option under the Plan, materially and adversely affect such Participant’s rights under the Plan; provided, further that, upon termination of the Plan by the Board, any accumulated payroll deductions shall be refunded to Participants as soon as administratively practicable thereafter. Notwithstanding the foregoing, no amendment adopted by the Committee or the Board shall be effective without the approval of the shareholders of the Company if shareholder approval of the amendment is then required under Section 423 of the Code.
17.   Notices.   Except as otherwise provided herein, any notice or other communication given pursuant to the Plan shall be in writing and shall be personally delivered or mailed by United States registered, certified or overnight mail, postage prepaid, return receipt requested, to the Company at its principal place of business or to the Participant at the address on the payroll records of the Company or, in either case, at such other address as one party may subsequently furnish to the other party in
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writing. Additionally, if such notice or communication is by the Company to the Participant, the Company may provide such notice electronically (including via email). Any such notice shall be deemed to have been given on the date of postmark, in the case of notice by mail, or on the date of delivery, if delivered in person or electronically.
18.   Miscellaneous.
(a)   Effective Date.   The Plan is effective as of the date it is approved by the Company’s shareholders.
(b)   Governing Law.   The Plan shall be interpreted and construed in accordance with the laws of the State of Delaware (without regard to any rule or principle of conflicts of laws that otherwise would result in the application of the substantive laws of another jurisdiction) and applicable federal law.
(c)   Withholding.   To the extent required by applicable federal, state, local or foreign law, the Administrator may and/or a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise with respect to any option granted under the Plan, or the issuance or sale of any shares of Common Stock. The Company shall not be required to recognize any Participant rights under an option granted under the Plan, to issue shares of Common Stock or to recognize the disposition of such shares of Common Stock until such obligations are satisfied. To the extent permitted or required by the Administrator, these obligations may or shall be satisfied by the Company withholding cash from any compensation otherwise payable to or for the benefit of a Participant, the Company withholding a portion of the shares of Common Stock that otherwise would be issued to a Participant upon exercise of an option granted under the Plan or by the Participant tendering to the Company cash or, if allowed by the Administrator, shares of Common Stock.
(d)   Rules of Construction.   Whenever used in the Plan, unless the context clearly indicates to the contrary, (i) any references to paragraphs, subparagraphs, sections or subsections are to those parts of the Plan, (ii) the plural includes the singular and the singular includes the plural; (iii) “includes” and “including” are each “without limitation”; (iv) “herein,” “hereof,” “hereunder” and other similar compounds of the word “here” refer to the entire Plan and not to any particular paragraph, subparagraph, section or subsection; (v) all pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the entities or persons referred to may require; (vi) references to a statute or regulation or statutory or regulatory provision shall refer to that provision (or to a successor provision of similar import) as currently in effect, as amended, or as reenacted, and to any regulations and other formal guidance of general applicability issued thereunder; and (vii) references to a law shall include any statute, regulation, rule, court case, or other requirement established by an exchange or a governmental authority or agency, and applicable law shall include any tax law that imposes requirements in order to avoid adverse tax consequences.
(e)   Headings and Captions.   The headings to sections, subsections, and paragraphs of the Plan are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.
(f)   No Right to Employment.   The Plan does not constitute a contract of employment, and participation in the Plan does not give any Eligible Employee or Participant the right to be retained in the employ of the Company, a Designated Subsidiary or any other subsidiary of the Company, nor give any person a right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.
(g)   Severability.   If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan and the Plan shall be construed and enforced as if such provision had not been included.
(h)   Unfunded Status of Plan.   The Plan is unfunded and shall not create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company, any Designated Subsidiary, or the Administrator and a Participant or any other person.
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1 U P XMark here to voteFOR all nominees01 - Thomas G. Apel 02 - C. Allen Bradley, Jr. 03 - Robert L. Clarke 04 - William S. Corey, Jr.05 - Frederick H. Eppinger, Jr. 06 - Deborah J. Matz 07 - Matthew W. Morris 08 - Karen R. Pallotta09 - Manuel SánchezMark here to WITHHOLDvote from all nomineesFor All EXCEPT - To withhold authority to vote for any nominee(s),write the name(s) of such nominee(s) below._____________________________________________________________________Using a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.0394GC++Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals A 2, 3, 4 and 5.2. Approval of the compensation of Stewart Information ServicesCorporation’s named executive officers (Say-on-Pay)3. Ratification of the appointment of KPMG LLP as StewartInformation Services Corporation’s independent auditors for 2020;1. Election of Directors:For Against AbstainPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.Any other business that properly comes before the meeting.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q2020 Annual Meeting Proxy CardFor Against Abstain4. Approval of the Stewart Information Services Corporation 2020Incentive Plan;5. Approval of the Stewart Information Services Corporation 2020Employee Stock Purchase Plan.You may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/STCor scan the QR code — login details arelocated in the shaded bar below.PhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaYour vote matters – here’s how to vote!

Notice of 2020 Annual Meeting of StockholdersProxy Solicited by Board of Directors for Annual Meeting — June 4, 2020John Killea, David Hisey and Pamela O’Brien, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares ofthe undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Stewart InformationServices Corporation to be held on June 4, 2020, or at any postponement or adjournment thereof.Unless otherwise marked, this proxy will be voted FOR the election of the nominees named in Proposal 1, FOR the approval of the compensation of StewartInformation Services Corporation's named executive officers, FOR the ratification of KPMG LLP as the Company's independent auditors for 2020, FOR theapproval of the Stewart Information Services Corporation 2020 Incentive Plan, and FOR the approval of the Stewart Information Services Corporation 2020Employee Stock Purchase Plan, and in accordance with the discretion of the persons designated above, with respect to any other business that may properlycome before the annual meeting.Proxy — Stewart Information Services CorporationqIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qChange of Address — Please print new address below. Comments — Please print your comments below.C Non-Voting Items++Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.The material is available at: http://www.envisionreports.com/STC,and at www.meetingcenter.io/2738960942020 Annual Meeting of Stewart Information Services Corporation StockholdersJune 4, 2020, 8:30 a.m. CTThe 2020 Annual Stockholders Meeting will be completely virtual.You may access the meeting online, vote your shares electronically and submit your questions during the meeting by visitingwww.meetingcenter.io/273896094You must use the 15-digit control number included on this card to jointhe meeting at the set date and time.

Your vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/STCor scan the QR code — login details are located in the shaded bar below.PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and CanadaUsing a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.2020 Annual Meeting Proxy Card - 401(k) Salary Deferral Planq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. qA Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5.01 - Thomas G. Apel 02 - C. Allen Bradley, Jr. 03 - Robert L. Clarke 04 - William S. Corey, Jr. +1. Election of Directors:05 - Frederick H. Eppinger, Jr. 06 - Deborah J. Matz 07 - Matthew W. Morris 08 - Karen R. Pallotta09 - Manuel SánchezMark here to voteFOR all nomineesMark here to WITHHOLDvote from all nomineesFor All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below._____________________________________________________________________2. Approval of the compensation of Stewart Information ServicesCorporation’s named executive officers (Say-on-Pay)For Against Abstain3. Ratification of the appointment of KPMG LLP as StewartInformation Services Corporation’s independent auditors for 2020;For Against Abstain4. Approval of the Stewart Information Services Corporation 2020Incentive Plan;5. Approval of the Stewart Information Services Corporation 2020Employee Stock Purchase Plan.Any other business that properly comes before the meeting.B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.0394JC1 U P X +

2020 Annual Meeting of Stewart Information Services Corporation StockholdersJune 4, 2020, 8:30 a.m. CTThe 2020 Annual Stockholders Meeting will be completely virtual.You may access the meeting online, vote your shares electronically and submit your questions during the meeting by visiting www.meetingcenter.io/273896094You must use the 15-digit control number included on this proxy card to join the meeting at the set date and time.Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.The material is available at: http://www.envisionreports.com/STC, and at www.meetingcenter.io/273896094.q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. qProxy — Stewart Information Services Corporation - 401(k) Salary Deferral Plan +Notice of 2020 Annual Meeting of StockholdersProxy Solicited by Board of Directors for Annual Meeting — June 4, 2020The undersigned, as a named fiduciary for voting purposes, hereby directs Charles Schwab Trust Bank, as Trustee for the Company’s 401(k) Salary Deferral Plan, to vote all shares of common stock of Stewart Information Services Corporation allocated to my account as of April 8, 2020, as directed. As noted in the Company’s Proxy Statement, receipt of which is hereby acknowledged, if any of the listed nominees becomes unavailable for any reason and authority to vote for election of directors is not withheld, the shares will be voted for another nominee or other nominees to be selected by the Nominating and Corporate Governance Committee.I understand that I am to mail this confidential voting instruction card to Computershare acting as tabulation agent, or vote by Internet or telephone as described on proxy, and that my instructions must be received by Computershare no later than 11:30 a.m. Eastern Time two days prior to the annual meeting day. If my instructions are not received by that date, or if the voting instructions are invalid because this form is not properly signed and dated, the shares in my account will be voted in accordance with the terms of the Plan document. The Trustee will vote any common stock with respect to which it does not receive timely directions so that the proportion of such stock voted in any particular manner on any matter is the same as the proportion of the stock with respect to which the Trustee has received timely directions which is so voted.(Items to be voted appear on reverse side)C Non-Voting ItemsChange of Address — Please print new address below. Comments — Please print your comments below.+